EXHIBIT 4.1


                                   See Tab A.3

                         AMENDED AND RESTATED INDENTURE


          This AMENDED AND RESTATED INDENTURE ("AMENDED AND RESTATED INDENTURE") dated as of April 1, 2000, is between DVI RECEIVABLES XII, L.L.C., a Delaware limited liability company (herein called the "ISSUER"), and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as trustee (herein called the "TRUSTEE").


                             RECITALS OF THE ISSUER

          The Issuer has duly authorized the issuance of $39,975,000 in aggregate principal amount of its 6.7094% Asset Backed Notes, Series 2000-2, Class A-1 (the "CLASS A-1 NOTES"), $41,000,000 in aggregate principal amount of its 6.759% Asset Backed Notes, Series 2000-2, Class A-2 (the "CLASS A-2 NOTES"), $74,000,000 in aggregate principal amount of its 6.808% Asset Backed Notes, Series 2000-2, Class A-3 (the "CLASS A-3 NOTES"), $85,804,000 in aggregate principal amount of its 7.115% Asset Backed Notes, Series 2000-2, Class A-4 (the "CLASS A-4 NOTES"), together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "CLASS A NOTES"), $4,104,000 in aggregate principal amount of its 7.063% Asset Backed Notes, Series 2000-2, Class B (the "CLASS B NOTES") $8,208,000 in aggregate principal amount of its 7.208% Asset Backed Notes, Series 2000-2, Class C (the "CLASS C NOTES"), $5,472,000 in aggregate principal amount of its 7.693% Asset Backed Notes, Series 2000-2, Class D (the "CLASS D NOTES") and $6,840,000 in aggregate principal amount of its 10.267% Asset Backed Notes, Series 2000-2, Class E (the "CLASS E NOTES" and together with the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, the "OFFERED NOTES"), of substantially the tenor hereinafter set forth, and to provide therefor the Issuer has duly authorized the execution and delivery of this Amended and Restated Indenture.

          Subsequent to the execution and delivery of this Amended and Restated Indenture, the Issuer may, subject to the restrictions described herein, enter into a Supplement directing the issuance of a sixth class of securities (the "CLASS F INSTRUMENTS", and together with the Offered Notes, the "NOTES") which will be subordinate to the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes.

          All things necessary to make the Notes, when executed by the Issuer and authenticated and delivered hereunder, the valid obligations of the Issuer, and to make this Amended and Restated Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS AMENDED AND RESTATED INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Notes by the holders thereof, it is mutually covenanted and agreed, for the benefit of all Noteholders, as follows:

                                 GRANTING CLAUSE

          The Issuer hereby Grants to the Trustee, for the benefit and security of the Noteholders and the Trustee as their interests appear herein, all of the Issuer's right, title and interest in and to the Trust Property. The Issuer also hereby assigns to the Trustee, for the benefit of the Noteholders and the Trustee, its security interest in the Equipment (which shall be a first priority perfected security interest in Equipment other than with respect to Equipment relating to a Secured Equipment Note or Finance Lease and for which the Original Equipment Cost is less than $25,000) subject to the underlying equipment lease related to the Contracts and all of the Issuer's rights in all income, payments and proceeds related thereto. The Grants of the Trust Property effected by this Amended and Restated Indenture shall include all rights, powers, and options (but none of the obligations) of the Issuer with respect thereto, including, without limitation, the immediate and continuing right to claim for, collect, receive, and give receipts for Contract Payments in respect of the Contracts and all other moneys payable thereunder, to give and receive notices and other communications, to recover on the Equipment pursuant thereto, to make waivers, amendments or other agreements, to exercise all rights and options, to bring judicial proceedings in the name of the Issuer or otherwise, to terminate a Contract pursuant to the terms thereof, enforce all rights and remedies of the Issuer with respect to the duties, covenants, obligations, indemnities, representations and warranties of the Contributor and the Servicer under the Amended and Restated Contribution and Servicing Agreement, and generally to do and receive anything that the Issuer is or may be entitled to do or receive thereunder or with respect thereto. Such Grants are made in trust to secure (i) the payment of all amounts due on the Notes in accordance with their terms, equally and ratably without prejudice, priority, or distinction between any Note of the same class and any other Note of the same class by reason of differences in time of issuance or otherwise, except as otherwise may be provided in this Amended and Restated Indenture or any Supplement, (ii) the payment of all other sums payable under this Amended and Restated Indenture and (iii) compliance with the provisions of this Amended and Restated Indenture and any Supplement with respect to the Notes.

          The Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein required to the best of its ability and to the end that the interests of the Noteholders may be adequately and effectively protected as hereinafter provided.

                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

          SECTION 1.01 DEFINITIONS.

          For purposes of this Amended and Restated Indenture, capitalized terms used herein but not otherwise defined shall have the respective meaning assigned to such terms in Appendix I hereto.

          SECTION 1.02 COMPLIANCE CERTIFICATES.

          Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Amended and Restated Indenture or any Supplement, other than any request that (i) the Trustee authenticate the Notes specified in such request, (ii) the Trustee invest moneys in the Collection Account or the Reserve Account pursuant to the written directions specified in such request, or (iii) the Trustee pay moneys due and payable to the Issuer hereunder to the Issuer's beneficial owner or other assignee specified in such request, the Trustee may require the Issuer to furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Amended and Restated Indenture or any Supplement relating to the proposed action have been complied with, except that in the case of any such requested action as to which other evidence of satisfaction of the conditions precedent thereto is specifically required by any provision of this Amended and Restated Indenture or any Supplement, no additional certificate need be furnished.

          SECTION 1.03 FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any Officer's Certificate delivered to the Trustee may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Officer's Certificate or opinion and any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer or Authorized Officers of the Managing Member as to such factual matters unless such Authorized Officer or counsel of the Managing Member knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Amended and Restated Indenture or any Supplement, they may, but need not, be consolidated and form one instrument.

          Wherever in this Amended and Restated Indenture or any Supplement, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.01(a)(ii).

          SECTION 1.04 ACTS OF NOTEHOLDERS, ETC.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Amended and Restated Indenture or any Supplement to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, with a copy (or if expressly required an original) to the Issuer and the Servicer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Amended and Restated Indenture or any Supplement and (subject to Section 7.01) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section 1.04.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the holder of any Note shall bind every future holder of the same Note and the holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

          (d) By accepting the Notes issued pursuant to this Amended and Restated Indenture and any Supplement, each Noteholder irrevocably appoints the Trustee hereunder as the special attorney-in-fact for such Noteholder vested with full power on behalf of such Noteholder to effect and enforce the rights of such Noteholder pursuant hereto and the provisions hereof for the benefit of such Noteholder.

          (e) Each holder of a Note, by acceptance of such Note, agrees to treat such Note as indebtedness for federal, state and local income or franchise tax purposes.

          SECTION 1.05 NOTICES.

          Any request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders, or other document provided or permitted by this Amended and Restated Indenture or any Supplement to be made upon, given or furnished to, or filed with, the Trustee, the Issuer or the Servicer shall be sufficient for every purpose hereunder if in writing and telexed, telecopied (with the original of the telexed or telecopied material sent to the recipient by overnight courier on the day of the telex or telecopy), mailed, first-class postage prepaid, or hand delivered. Unless otherwise specifically provided herein, no such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders or other document shall be effective until received and any provision hereof requiring the making, giving, furnishing, or filing of the same on any date shall be interpreted as requiring the same to be sent or delivered in such fashion that it will be received on such date. Any such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders, or other document shall be sent or delivered to the following addresses:

               (i) if to the Trustee, at the Corporate Trust Office, Attention:
     Structured Finance, 180 Fifth Street, St. Paul, Minnesota, 55101 (Number for telecopy: (651) 244-0089; Number for telephonic confirmation: (651) 244-0727;

               (ii) if to the Issuer, Attention: Securitization Manager, at 2500 York Road, Jamison, Pennsylvania 18929 (Number for telecopy: (215) 488-5416; Number for telephonic confirmation: (215) 488-5024) or at any other address previously furnished in writing to the Trustee, the Servicer or the Contributor by the Issuer;

               (iii) if to the Contributor, Attention: Securitization Manager, at 2500 York Road, Jamison, Pennsylvania 18929 (Number for telecopy: (215) 488-5416; Number for telephonic confirmation: (215) 488-5024) or at any other address previously furnished in writing to the Trustee, the Issuer and the Servicer by the Contributor;

               (iv) if to the Servicer, Attention: Servicing Manager, at 2500 York Road, Jamison, Pennsylvania 18929 (Number for telecopy: (215) 488-5416; Number for telephonic confirmation: (215) 488-5024) or at any other address previously furnished in writing to the Trustee, the Issuer and the Contributor by the Servicer;

               (v) if to Moody's, at 99 Church Street, New York, New York 10007,
     Attention: ABS Monitoring Department (Number for telecopy: (212) 553-3856), or at any other address or telecopy number previously furnished in writing to the Trustee, the Issuer and the Servicer by Moody's; or

               (vi) if to Fitch, Inc., at 55 East Monroe Street, Chicago, Illinois 60603, Attention: ABS Group (Number for telecopy: (312) 368-2069), or at any other address or telecopy number previously furnished in writing to the Trustee, the Issuer and the Servicer by Fitch, Inc.

          SECTION 1.06 NOTICE TO NOTEHOLDERS; WAIVER.

          (a) Where this Amended and Restated Indenture or any Supplement provides for notice to Noteholders of any event, or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, or sent by private courier or confirmed telecopy (with a copy of the telecopied material sent to the recipient by overnight courier on the day of the telecopy) to each Noteholder affected by such event or to whom such report is required to be mailed, at such Noteholder's address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders. Where this Amended and Restated Indenture or any Supplement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to mail or send notice to Noteholders, in accordance with Section 1.06(a), of any event or any report to Noteholders when such notice or report is required to be delivered pursuant to any provision of this Amended and Restated Indenture or any Supplement, then such notification or delivery as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

          SECTION 1.07 TABLE OF CONTENTS, HEADINGS, ETC.

          The Table of Contents and the Article and Section headings are for convenience only and shall in no way modify or restrict any of the terms or provisions hereof.

          SECTION 1.08 SUCCESSORS AND ASSIGNS.

          All covenants and agreements in this Amended and Restated Indenture by the Issuer or the Trustee shall bind its respective successors and permitted assigns, whether so expressed or not.

          SECTION 1.09 SEVERABILITY CLAUSE.

          In case any provision in this Amended and Restated Indenture, any Supplement or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 1.10 BENEFITS OF AMENDED AND RESTATED INDENTURE.

          Nothing in this Amended and Restated Indenture, any Supplement or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section 7.11 and the holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Amended and Restated Indenture.

          SECTION 1.11 GOVERNING LAW.

          THIS AMENDED AND RESTATED INDENTURE, ANY SUPPLEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. THIS AMENDED AND RESTATED INDENTURE IS SUBJECT TO THE TRUST INDENTURE ACT OF 1939, AS AMENDED FROM TIME TO TIME, AS IN EFFECT ON ANY RELEVANT DATE (THE "TIA") AND SHALL BE GOVERNED THEREBY OR CONSTRUED IN ACCORDANCE THEREWITH.

          SECTION 1.12 LEGAL HOLIDAYS.

          In any case where any Payment Date or the Stated Maturity Date or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of this Amended and Restated Indenture or of the Notes) such payment shall be made on the next succeeding Business Day, and no interest shall accrue for the intervening period.

          SECTION 1.13 EXECUTION IN COUNTERPARTS.

          This Amended and Restated Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 1.14 INSPECTION.

          The Issuer agrees that, on reasonable prior notice, it will permit the representatives of the Trustee or any Noteholder, during the Issuer's normal business hours, to examine all of the books of account, records, reports and other papers of the Issuer, to make copies thereof and extracts therefrom, to cause such books to be audited by independent accountants selected by the Issuer and reasonably acceptable to the Trustee or such Noteholder, as the case may be, and to discuss its affairs, finances and accounts with its officers, employees and independent accountants with an Authorized Officer of the Transferor (as sole beneficiary of the Issuer) present (and by this provision the Issuer hereby authorizes its accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Issuer or the performance of and compliance with the covenants and undertakings of the Issuer in this Amended and Restated Indenture, the Amended and Restated Contribution and Servicing Agreement, the other Transaction Documents, or any of the other documents referred to herein or therein. Any expense incident to the exercise by the Trustee or any Noteholder during the continuance of any Default or Indenture Event of Default of any right under this Section 1.14 shall be borne by the Issuer, but any expense due to the exercise of a right by any such Person prior to the occurrence of a Default or Indenture Event of Default shall be borne by such Person.

          SECTION 1.15 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

          The representations, warranties and certifications of the Issuer made in this Amended and Restated Indenture or in any certificate or other writing delivered by the Issuer pursuant hereto shall survive the authentication and delivery of the Notes hereunder, but unless explicitly provided to the contrary, they are made only as of the Closing Date.

          SECTION 1.16 INCORPORATION BY REFERENCE TO TRUST INDENTURE ACT.

          The provisions of TIA Sections 310 through 317 inclusive that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by the provisions of this Amended and Restated Indenture) are a part of and govern this Amended and Restated Indenture, whether or not physically contained herein.

          If any provision of this Amended and Restated Indenture limits, qualifies or conflicts with another provision which is required to be included in this Amended and Restated Indenture by the TIA, the required provision of the TIA shall control.

          SECTION 1.17 COMMUNICATIONS BY NOTEHOLDERS WITH OTHER NOTEHOLDERS.

          A Noteholder may communicate with other Noteholders pursuant to TIA
Section 312(b) with respect to their rights under this Amended and Restated Indenture or the Notes. The Issuer, the Trustee and anyone else shall have the protection of Section 312(c) of the TIA.

          SECTION 1.18 STATEMENTS REQUIRED IN OFFICER'S CERTIFICATE.

          Each Officer's Certificate with respect to compliance with a condition or covenant provided for in this Amended and Restated Indenture shall include:

               (i) a statement that the Person making such certification has read such covenant or condition;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;

               (iii) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether or not, in the opinion of such Person, such covenant or condition has been complied with.

          SECTION 1.19 WHEN TREASURY SECURITIES ARE DISREGARDED.

          In determining whether the Noteholders of the required principal amount of Notes have concurred in any direction, waiver or consent hereunder, Notes owned by the Issuer or any other obligor on the Notes or by any Affiliate of the Issuer or such obligor related thereto shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or such obligor.

          SECTION 1.20 RULES BY TRUSTEE.

          The Trustee may make reasonable rules for action by or at a meeting of Noteholders.

          SECTION 1.21 NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

          This Amended and Restated Indenture may not be used to interpret another indenture, loan or debt agreement of the Issuer or an Affiliate of the Issuer. Any such indenture, loan or debt agreement may not be used to interpret this Amended and Restated Indenture.

          SECTION 1.22 NO RECOURSE AGAINST OTHERS.

          All liability described in the Notes of any director, officer, employee or member, as such, of the Issuer is waived and released.

          SECTION 1.23 INDEPENDENCE OF COVENANTS.

          All covenants and agreements in this Amended and Restated Indenture shall be given independent effect so that if any particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Indenture Event of Default if such action is taken or condition exists.

          SECTION 1.24 CONSENT TO JURISDICTION.

          Each of the Issuer and the Trustee irrevocably submits to the jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan in the City of New York over any suit, action or proceeding arising out of or relating to this Amended and Restated Indenture or any Note. Each of the Issuer and the Trustee irrevocably waives, to the fullest extent permitted by laws, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in any inconvenient forum. Each of the Issuer and the Trustee agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Issuer or the Trustee, as the case may be, and may be enforced in the courts of New York (or any other courts to the jurisdiction of which the Issuer or the Trustee, as the case may be, is subject) by a suit upon such judgment, provided that service of process is effected upon the Issuer as permitted by law; PROVIDED, HOWEVER, that each of the Issuer and the Trustee does not waive, and the foregoing provisions of this sentence shall not constitute or be deemed to constitute a waiver of, (i) any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of any such judgment or (ii) any stay of execution or levy pending an appeal from, or a suit, action or proceeding for reconsideration or review of, any such judgment.

          SECTION 1.25 NO BANKRUPTCY PETITION.

          Notwithstanding any provision contained herein, each of the Noteholders and the Trustee covenants and agrees that prior to the date which is one year and one day after the payment in full of all Notes issued by the Issuer, it will not institute against, or join any other Person in instituting against, the Issuer or its Managing Member any bankruptcy, reorganization, receivership, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law. The Issuer represents, warrants, and covenants that it and has obtained, and will in the future obtain, a no-petition agreement from each and every Person that enters into any agreement of any kind with the Issuer or its Managing Member. This Section 1.25 shall survive the termination of this Amended and Restated Indenture.

          SECTION 1.26 VOTING RIGHTS OF CLASS F INSTRUMENTS.

          Upon the irrevocable payment in full of all of the Class A Notes, the Class B Notes the Class C Notes, the Class D Notes and the Class E Notes, all voting and consent rights otherwise granted to the Class A Noteholders, the Class B Noteholders, the Class C Noteholders, the Class D Noteholders and the Class E Noteholders shall be exercised by the requisite percentage of holders of the Class F Instruments, if any.

          SECTION 1.27 INDEBTEDNESS TREATMENT.

          This Amended and Restated Indenture and the Notes have been structured with the intention that the Notes will qualify under applicable tax law as indebtedness. Each Noteholder agrees to treat the Notes for purposes of federal, state and local income or franchise taxes (and any other tax imposed on or measured by income) as indebtedness and to cause any Person acquiring an interest in a Note by, through or under it to acknowledge the characterization of the Notes as indebtedness and to agree to treat the Notes as indebtedness for such tax purposes.

                                   ARTICLE II

                                   THE NOTES

          SECTION 2.01 GENERAL PROVISIONS.

          (a) The Notes issuable hereunder shall be issued as registered Notes without coupons in no more than five classes as from time to time shall be authorized by the Issuer. The Notes of all classes shall be known and entitled generally as the "DVI Receivables XII, L.L.C. Asset-Backed Notes, Series 2000-2" The Notes of each class shall have further particular designation as the Issuer may adopt for each class, and each Note issued hereunder shall bear upon the face thereof the designation so adopted for the class to which it belongs. The Trustee is hereby authorized and directed upon the written order of the Issuer to authenticate and deliver Notes to be issued hereunder in five classes, and, with respect to the Class A Notes only, in four tranches, entitled "6.7094% Asset-Backed Notes, Series 2000-2, Class A-1", "6.759% Asset-Backed Notes, Series 2000-2, Class A-2", "6.808% Asset- Backed Notes, Series 2000-2 Class A-3", "7.115% Asset-Backed Notes, Series 2000-2 Class A-4", "7.063% Asset-Backed Notes, Series 2000-2, Class B", "7.208% Asset-Backed Notes, Series 2000-2, Class C", "7.693% Asset-Backed Notes, Series 2000-2, Class D" and "10.267% Asset-Backed Notes, Series 2000-2, Class E", respectively. The Issuer may issue in accordance with Section 2.06 hereof, the Class F Instruments which will be subordinate to the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes by entering into a Supplement. The form of each class of Offered Notes and of the Trustee's certificate of authentication shall be in substantially the forms set forth in Exhibits A-1, A-2, A-3, A-4, B, C, D and E hereto, with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Amended and Restated Indenture. The aggregate principal amount of Notes which may be authenticated and delivered under this Amended and Restated Indenture is limited to $265,403,000 except for Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.04, 2.05, or 9.04. The Notes shall be issuable only in registered form and only in denominations of at least $500,000 and integral multiples of $1,000 thereof; PROVIDED that the foregoing shall not restrict or prevent the transfer or issuance in accordance with Section 2.04 or 2.05 of any Note having a remaining outstanding principal amount of less than $500,000; PROVIDED, FURTHER, that a single Note of each Class may be issued in a different amount as may be necessary so that the Notes of such Class evidence the full initial principal balance thereof. The Class F Instruments, if any, shall be issued in the minimum denominations indicated in the related Supplement.

          (b) The aggregate amount of principal due and payable on each class of Notes on each Payment Date shall be equal to the sum of (i) Monthly Principal for such class and (ii) any other due and unpaid principal for such class. Except (i) for optional redemption pursuant to Section 10.01, (ii) for Prepayment Amounts or Partial Prepayment Amounts or (iii) as otherwise provided in Section 6.02, no part of the principal of any Note shall be paid prior to the Payment Date on which such principal is due in accordance with the preceding provisions of this Section 2.01(b).

          (c) Interest and principal on the Notes shall be payable on each Payment Date commencing with the Initial Payment Date to Noteholders of record on the Record Date. Interest on the Notes is required to be paid to Noteholders in an amount equal to the Monthly Interest plus Overdue Interest. Interest on the Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months PROVIDED that for Class A-1, interest shall be computed using the actual number of days elapsed over a 360-day year.

          (d) All payments made with respect to any Note shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts and shall be applied first to the interest then due and payable on such Notes and then to the principal thereof.

          (e) All Notes of the same class issued under this Amended and Restated Indenture or any Supplement shall be in all respects equally and ratably entitled to the benefits hereof and thereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Amended and Restated Indenture or any Supplement. Payments of principal and interest on Notes of the same class shall be made pro rata among all outstanding Notes of such class, without preference or priority of any kind.

          (f) The Issuer, the Trustee and each Class A, Class B, Class C, Class D and Class E Noteholder by acceptance of its Class A, Class B, Class C, Class D or Class E Note, respectively, (and any Person that is a beneficial owner of any interest in a Class A, Class B, Class C, Class D or Class E Note, respectively, by virtue of such Person's acquisition of a beneficial interest therein) agrees to treat such Note(s) for purposes of federal, state and local income or franchise taxes (and any other tax imposed on or measured by income) as indebtedness. Each Class A, Class B, Class C, Class D and Class E Noteholder agrees that it will cause any Person acquiring an interest in a Class A, Class B, Class C, Class D or Class E Note through it to acknowledge the Class A, Class B, Class C, Class D or Class E Notes', respectively, characterization as indebtedness and to agree to comply with this Amended and Restated Indenture as to treatment of such Notes as indebtedness for such tax purposes.

          SECTION 2.02 GLOBAL NOTES.

          (a) Initially, the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes shall be issued in the form of one or more Public Global Notes and the Class E Notes shall be issued in the form of one or more Rule 144A Global Note(s) which (i) shall represent, and shall be denominated in an aggregate amount equal to, the aggregate principal amount of all Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes to be issued hereunder, (ii) shall be delivered as one or more Notes held by the Book Entry Custodian, or, if appointed to hold such Notes as provided below, the Depositary shall be registered in the name of the Depositary or its nominee,
(iii) shall be substantially in the form of the Note specified pursuant to
Section 2.01, with such changes therein as may be necessary to reflect that each such Note is a global security, and (iv) shall each bear a legend substantially to the effect included in the form of the face of the Notes as set forth in Exhibits A-1, A-2, A-3, A-4, B, C, D and E hereto. Notwithstanding anything in any Transaction Document to the contrary, no Class E Note shall be purchased by a Person who is not a U.S. Person, as defined herein and no Class E Note shall be purchased by a Person who is not a "qualified institutional buyer" as defined in Rule 144A of the Securities Act.

          (b) Notwithstanding any other provisions of this Section 2.02 or of
Section 2.04, unless and until a Global Note is exchanged in whole for Notes in definitive form, a Global Note may be transferred, in whole, but not in part, and in the manner provided in this Section 2.02, only by the

Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary selected or approved by the Issuer or to a nominee of such successor Depositary or in the manner specified in Section 2.02(c). The Depositary shall order the Note Registrar to authenticate and deliver the following Book-Entry Notes: with respect to the E Notes only, a Rule 144A Global Note having an aggregate initial Outstanding principal balance equal to the Initial Class Note Balance of such Class, and, with respect to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes only, a Public Global Note, having an initial Outstanding principal balance equal to zero. Note Owners shall hold their respective Ownership Interests in and to such Notes through the book-entry facilities of the Depositary. Without limiting the foregoing, Class A, Class B, Class C and Class D Note Owners shall hold their respective Ownership Interests, if any, in Public Global Notes only through Depositary Participants, Euroclear or Clearstream Banking, Luxembourg.

          (c) If (i) the Depositary for the Notes represented by one or more Global Notes at any time notifies the Issuer that it is unwilling or unable to continue as Depositary of the Notes or if at any time the Depositary shall no longer be a clearing agency registered under the Exchange Act and any other applicable statute or regulation, and a successor Depositary is not appointed or approved by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such condition, as the case may be, (ii) the Trustee, at the direction of Noteholders evidencing not less than 66 2/3% of the Voting Rights, elects to terminate the book-entry system through the Depositary or (iii) after an Indenture Event of Default or a Servicer Event of Default, Noteholders representing more than 50% of the Voting Rights advise the Depositary, or Book-Entry Custodian, as the case may be, in writing that the continuation of a book-entry system through the Depositary, or the Book-Entry Custodian, as the case may be, is no longer in such Noteholder's best interest upon the request of such Noteholder, but only with respect to the interests of such Noteholder, the Issuer will promptly execute, and the Trustee, upon receipt of an Officer's Certificate evidencing such determination by the Issuer, will promptly authenticate and make available for delivery, Notes in definitive form without coupons, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Global Note or Notes then outstanding in exchange for such Global Note or Notes and this Section 2.02 shall no longer be applicable to the Notes. Upon the exchange of the Global Notes for such Notes in definitive form without coupons, in authorized denominations, such Global Notes shall be canceled by the Trustee. Such Notes in definitive form issued in exchange of the Global Notes pursuant to this Section 2.02(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee may conclusively rely on any such instructions furnished by the Depositary and shall not be liable for any delay in delivery of such instructions. The Trustee shall make such Notes available for delivery to the Persons in whose names such Notes are so registered.

          (d) As long as the Notes outstanding are represented by one or more Global Notes:

               (i) the Note Registrar and the Trustee may deal with the Depositary for all purposes (including the payment of principal of and interest on the Notes) as the authorized representative of the Note Owners;

               (ii) the rights of Note Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Note Owners and the Depositary and/or the Depositary Participants. Unless and until Definitive Notes are issued, the Depositary will make book-entry transfers among the Depositary Participants and receive and transmit payments of principal of and interest on the Notes to such Depositary Participants; and

               (iii) whenever this Amended and Restated Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Voting Rights, the Depositary shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Depositary Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes (or Class of Notes) and has delivered such instruction to the Trustee.

          (e) If Notes are to be issued in global form other than as Global Notes, the provisions governing such Notes shall be specified pursuant to an Officer's Certificate with respect thereto and by an indenture supplemental hereto.

          (f) Whenever a notice or other communication to the Noteholders is required under this Amended and Restated Indenture, unless and until Notes have been issued in definitive form to Note Owners, the Trustee shall give all such notices and communications to the Depositary.

          (g) The Trustee is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance with the agreement that it has with the Depositary authorizing it to act as such. The Book-Entry Custodian may, and, if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by written instrument delivered to the Issuer and the Depositary, any other transfer agent (including the Depositary or any successor Depositary) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depositary or any successor Depositary may prescribe, PROVIDED that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any such appointment of other than the Depositary. If the Trustee resigns or is removed in accordance with the terms hereof, the successor Trustee or, if it so elects, the Depositary shall immediately succeed to its predecessor's duties as Book-Entry Custodian. The Issuer shall have the right to inspect, and to obtain copies of, any Notes held as Book-Entry Notes by the Book-Entry Custodian.

          (h) The provisions of this Section 2.02(h) shall apply to all transfers of Definitive Notes, if any, issued in respect of Ownership Interests in the Rule 144A Global Notes.

          (1) No transfer of any Class of Note or interest therein shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If a transfer of any Definitive Note is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositary or one of its Affiliates), then the Note Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from such Noteholder substantially in the form attached as Exhibit G hereto or such other certification reasonably acceptable to the

     Trustee and a certificate from such Noteholder's prospective transferee substantially in the form attached as Exhibit G hereto or such other certification reasonably acceptable to the Trustee; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Issuer or any Affiliate thereof that is a trust or of the Depositary, the Servicer, the Trustee or the Note Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Noteholder desiring to effect such transfer and/or such Noteholder's prospective transferee on which such Opinion of Counsel is based. If such a transfer of any interest in a Book-Entry Note is to be made without registration under the Securities Act, the transferor will be deemed to have made each of the representations and warranties set forth on Exhibit G hereto in respect of such interest as if it was evidenced by a Definitive Note and the transferee will be deemed to have made each of the representations and warranties set forth in either Exhibit G hereto in respect of such interest as if it was evidenced by a Definitive Note. None of the Depositary, the Trustee or the Note Registrar is obligated to register or qualify any Class of Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Amended and Restated Indenture to permit the transfer of any Note or interest therein without registration or qualification. Any Noteholder or Note Owner desiring to effect such a transfer shall, and does hereby agree to, indemnify the Depositary, the Trustee and the Note Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          SECTION 2.03 EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

          (a) The Notes shall be executed manually or by facsimile signature on behalf of the Issuer by an Authorized Officer of the Issuer.

          (b) Any Note bearing the signature of an individual who was at the time of execution thereof a proper authorized signatory of the Issuer shall bind the Issuer, notwithstanding that such individual did not hold such office at the date of such Note.

          (c) No Note shall be entitled to any benefit under this Amended and Restated Indenture or any Supplement or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Each Note shall be dated the date of its authentication.

          (d) The Notes may from time to time be executed by the Issuer and delivered to the Trustee for authentication together with an Issuer Request to the Trustee directing the authentication and delivery of such Notes and thereupon the same shall be authenticated and delivered by the Trustee in accordance with such Issuer Request.

          All Notes and the interest thereon shall be nonrecourse obligations of the Issuer and shall be payable from and secured by the Trust Property. The Notes shall never constitute obligations of the Trustee, the Contributor, the Servicer, the Transferor, the Managing Member or of any shareholder or any Affiliate of such parties (other than any Affiliate that guarantees any Notes) or any officers, directors, employees or agents of any thereof, and no recourse may be had under or upon any obligation, covenant or agreement of this Amended and Restated Indenture, any Supplement or of any Notes, or for any claim based thereon or otherwise in respect thereof, against any incorporator or against any past, present, or future owner, partner of an owner or any officer, employee or director thereof or of any successor entity, or any other Person, either directly or through the Issuer, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed that this Amended and Restated Indenture and the obligations issued hereunder are solely obligations of the Issuer, and that no such personal liability whatever shall attach to, or is or shall be incurred by, any other Person under or by reason of this Amended and Restated Indenture, any Supplement or any Notes or implied therefrom, or for any claim based thereon or in respect thereof, all such liability and any and all such claims being hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Amended and Restated Indenture and the issue of such Notes. Except as provided in any Supplement, no Person other than the Issuer shall be liable for any obligation of the Issuer under this Amended and Restated Indenture or any Note or any losses incurred by any Noteholder.

          SECTION 2.04 REGISTRATION, TRANSFER AND EXCHANGE.

          (a) The Issuer shall cause to be kept at the Corporate Trust Office a register (the "NOTE REGISTER") in which, subject to such reasonable regulations as the Trustee may prescribe, the Issuer shall provide for the registration of Notes and of transfers of Notes. The Trustee is hereby appointed "NOTE REGISTRAR" for the purpose of registering Notes and transfers of Notes as herein provided.

          (b) Upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute and the Trustee upon request shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of the same class, of any authorized denominations and of a like aggregate original principal amount.

          (c) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Amended and Restated Indenture and any Supplement, as the Notes surrendered upon such registration of transfer or exchange.

          (d) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed, by the holder thereof or his attorney duly authorized in writing.

          (e) No service charge shall be made for any registration of transfer or exchange of Notes but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, but this provision shall not apply to any exchange pursuant to Section 9.04 not involving any transfer.

          (f) If Notes are issued or exchanged in definitive form under Section 2.02, such Notes will not be registered by the Trustee unless each prospective initial Noteholder acquiring a Note, each prospective transferee acquiring a Note and each prospective owner (or transferee thereof) of a beneficial interest in Notes acquiring such beneficial interest provides the Servicer, the Issuer, the Trustee and any successor Servicer with a representation that the statements in either subsections (1) or (2) of Section 2.11 is an accurate representation as to all sources of funds to be used to pay the purchase price of the Notes.

          (g) No transfer of a Note shall be deemed effective unless the registration and prospectus delivery requirements of Section 5 of the Securities Act of 1933, as amended, and any applicable state securities laws are complied with, or such transfer is exempt from the registration and prospectus delivery requirements under said Securities Act and laws. In the event that a transfer is to be made without registration or qualification, such Noteholder's prospective transferee shall deliver to the Trustee an investment letter substantially in the form of Exhibit G hereto (the "INVESTMENT LETTER"). The Trustee is not under any obligation to register the Notes under said Act or any other securities law or to bear any expense with respect to such registration by any other Person or monitor compliance of any transfer with the securities laws of the United States regulations promulgated in connection thereto or ERISA unless the Notes are issued or exchanged in definitive form under Section 2.02.

          (h) No Class E Noteholder shall transfer, sell, assign, pledge or otherwise grant a security interest in ("TRANSFER"), a Class E Note to any Person that is not a United States person within the meaning of section 7701(a)(30) of the Code. In the event of any Transfer with respect to a Class E Note, the Trustee shall require, in addition to any other applicable requirements set forth in this Amended and Restated Indenture, including without limitation, the delivery of the Investment Letter, (A) the purchaser to execute a Tax Certificate in substantially the form attached as Exhibit I hereto certifying to the transferor and the Trustee as to the matters set forth therein and (B) the transferee to certify, in form and substance reasonably acceptable to the Trustee, that (1) the transferee is acquiring the Class E Note for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition and (2) the transferee is a United States person within the meaning of section 7701(a)(30) of the Code.

          In addition, no Class E Noteholder shall Transfer a Class E Note to any Person that is a grantor trust, partnership or S corporation (each a "PASS-THROUGH ENTITY") if substantially all of the value of the assets of the Pass-Through Entity is attributable to the Pass-Through Entity's ownership interest in securities of the Issuer other than the Class A, Class B, Class C and Class D Notes, nor may the Class E Notes be Transferred or sold to any Person if, for the purposes of Section 7704 of the Code and the Treasury regulations promulgated thereunder, after giving effect to such Transfer the Issuer would be treated under the Code (by virtue of calculating the aggregate number, Class E Noteholders and holders of the Class F Instrument (if issued)) as being owned by more than 100 persons. In the event of any Transfer with respect to a Class E Note, the Trustee shall require, in addition to any other applicable requirements set forth in this Agreement, including without limitation, the delivery of the Investment Letter, (A) the purchaser to execute a Tax Certificate substantially in the form attached as Exhibit I hereto in form and substance reasonably acceptable to the Trustee certifying to the transferor and the Trustee as to the matters set forth therein and (B) the transferee to certify, in form and substance reasonably acceptable to the Trustee, that (1) the transferee is acquiring the Class E Note for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition and (2) the transferee is (x) not a Pass-through Entity or (y) is a Pass-through Entity but after giving effect to such purchase of such Class E Note by such person, substantially all of the value of the assets of the Pass-Through Entity is not attributable to the Pass-Through Entity's ownership interest in the Class E Notes.

          SECTION 2.05 MUTILATED, DESTROYED, LOST AND STOLEN NOTES.

          (a) If any mutilated Note is surrendered to the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a replacement Note of the same class, of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          (b) If there shall be delivered to the Issuer and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and
(ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Issuer or the Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a replacement Note of the same class, of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          (c) In case the final installment of principal on any such mutilated, destroyed, lost or stolen Note has become or will at the next Payment Date become due and payable, the Issuer in its discretion may, instead of issuing a replacement Note, pay such Note.

          (d) Upon the issuance of any replacement Note under this Section, the Issuer or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed as a result of the issuance of such replacement Note.

          (e) Every replacement Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Amended and Restated Indenture and any Supplement equally and proportionately with any and all other Notes of the same class, duly issued hereunder.

          (f) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          SECTION 2.06 DELIVERY OF CLASS F INSTRUMENTS.

          (a) The Issuer may issue the Class F Instruments upon delivery to the Trustee of the following: (i) a Supplement in form reasonably satisfactory to the Trustee executed by the Issuer, the Trustee and any other applicable party and specifying the items provided in Section 2.06(c) and any other terms (the "PRINCIPAL TERMS"), (ii) any related credit enhancement agreements as contemplated by such Supplement, (iii) written confirmation from each Rating Agency that the issuance of such Class F Instruments will not result in a Ratings Effect with respect to any class of Notes; PROVIDED,

HOWEVER, that no such written confirmation shall be required if the Class F Instruments are issued on the Closing Date, (iv) such other closing documents, certificates and Opinions of Counsel as may be required by this Amended and Restated Indenture or the applicable Supplement and (v) an Officer's Certificate from the Issuer stating that each of the conditions to the issuance of the Class F Instruments set forth in this Section 2.06 have been satisfied. In no event shall the Issuer issue a Class F Instrument to the order of the Issuer or an Affiliate.

          (b) Any such Class F Instrument shall be substantially in the form of Exhibit F hereto and shall bear, upon its face, the designation for such class to which it belongs so selected by the Issuer and set forth in the related Supplement. All Class F Instruments shall be identical in all respects except for the denominations thereof and shall be equally and ratably entitled among themselves to the benefits of this Amended and Restated Indenture and any Supplement thereof without preference, priority or distinction on account of the actual title or times of authentication and delivery, all in accordance with the terms and provisions of this Amended and Restated Indenture and such Supplement. Notwithstanding anything contained in any Supplement, such Class F Instruments, if any, shall be subordinate to the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes, and no Class F Instruments shall adversely affect the method of allocating Available Funds to Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes or the Class E Notes for any period or alter or affect the manner or timing of distributions to the Class A, Class B, Class C, Class D or Class E Noteholders or the rights or priority of such holders in and to the Trust Property.

          (c) Any Supplement relating to Class F Instruments shall define or provide for, but shall not be limited to, the following Principal Terms: (i) the name or designation of the Class F Instruments, (ii) the initial balance of the Class F Instrument (or method for calculating such amount), (iii) the rate of interest applicable to such Class F Instrument (or formula for the determination thereof, which may provide that such rate is a floating rate), (iv) the Class F Percentage, (v) the Stated Maturity Date, (vi) the Redemption Price, if any,
(vii) the Payment Dates and the date or dates from which interest shall accrue and (viii) if the Class F Instruments are entitled to receive less than the entire amount distributable to the Issuer or its designee pursuant to Section 3.04(b)(xiii), the amount that the Class F Instruments are entitled to receive; PROVIDED that no such Supplement shall conflict with the terms of this Amended and Restated Indenture in any respect.

          (d) The Issuer will not issue, sell, assign, pledge or otherwise grant a security interest in, the Class F Instruments without an Opinion of Counsel acceptable in form and substance to the Trustee and addressed to the Trustee delivered by outside counsel to the Issuer to the effect that for federal income tax purposes (i) such issuance, sale, assignment, pledge or grant of a security interest in the Class F Instruments will not affect the tax characterization of any of the Class A Notes, Class B Notes, Class C Notes or Class D Notes as indebtedness or Class E Notes as indebtedness or partnership interests, (ii) such issuance, sale, assignment, pledge or grant of a security interest in the Class F Instruments will not constitute a deemed reissuance of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes or the Class E Notes under Treasury Regulations ss.1.1001-3 and (iii) such issuance, sale, assignment, pledge or grant of a security interest in the Class F Instruments will not prevent the income from the Trust Property from being properly included in the consolidated federal income tax return of the DVI Group.

          SECTION 2.07 PAYMENT OF INTEREST AND PRINCIPAL; RIGHTS PRESERVED.

          (a) Any installment of interest or principal payable on any Note that is paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note was registered at the close of business on the Record Date for such Payment Date by wire transfer of immediately available funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date.

          (b) All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. All payments on the Notes shall be paid without any requirement of presentment but each holder of any Note shall be deemed to agree, by its acceptance of the same, to surrender such Note at the Corporate Trust Office for the payment of the final installment of principal on such Note.

          SECTION 2.08 PERSONS DEEMED OWNERS.

          Prior to due presentment of a Note for registration or transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Noteholder as the owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

          SECTION 2.09 CANCELLATION.

          All Notes surrendered for registration of transfer or exchange or final payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Amended and Restated Indenture. All cancelled Notes held by the Trustee may be disposed of in the normal course of its business or as directed by an Issuer Order.

          SECTION 2.10. NOTEHOLDER LISTS; COMMUNICATIONS TO NOTEHOLDERS.

          (a) The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. If the Trustee is not the Note Registrar, the Issuer or other obligor, if any, shall furnish to the Trustee at least three Business Days prior to each Record Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders.

          (b) If any Noteholder (herein referred to as an "APPLICANT") applies in writing to the Trustee, and such application states that the applicant desires to communicate with other Noteholders with respect to their rights under this Amended and Restated Indenture or under the Notes, then the Trustee shall, within three Business Days after the receipt of such application, afford such applicant(s) access to the information preserved at the time by the Trustee in accordance with Section 2.10(a).

          (c) Every Noteholder, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders in accordance with Section 2.10(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 2.10(b).

          SECTION 2.11. ERISA DEEMED REPRESENTATIONS

          Each prospective initial Noteholder acquiring Notes, each prospective transferee acquiring the Notes, and each prospective owner (or transferee thereof) of a beneficial interest in Notes (each a "PROSPECTIVE OWNER") will be deemed to have represented by such purchase to the Issuer, the Trustee, the Servicer and any successor Servicer that either (1) it is not a plan within the meaning of Section 3(3) of ERISA or Section 4975 of the Code ("PLAN") and is not directly or indirectly acquiring the Notes on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with the assets of a Plan; or (2) the acquisition and holding of the Notes will not give rise to a prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code for which a statutory or administrative exemption is unavailable.

                                   ARTICLE III

                   ACCOUNTS; INVESTMENT OF MONEYS; COLLECTION
                       AND APPLICATION OF MONEYS; REPORTS

          SECTION 3.01 ACCOUNTS; INVESTMENTS BY TRUSTEE.

          (a) The Servicer, pursuant to a Lock-Box Agreement, shall establish a Lock-Box Account, which account shall be an Eligible Deposit Account, in the name of the Trustee for the benefit of the Noteholders. Each Lock-Box Account shall be a segregated account initially established and maintained with First Union National Bank, First National Bank of Chicago or such other Lock-Box Bank as the Servicer may select; PROVIDED, HOWEVER, that the Servicer (i) shall give the Trustee and the Rating Agencies written notice of any change in the location of a Lock-Box Account and (ii) shall give at least 10 days' prior written notice of the new location to each Obligor.

               In addition, on or before the Closing Date, the Trustee shall establish in the name of the Trustee for the benefit of the Noteholders and the Issuer to the extent of their interests therein as provided in this Amended and Restated Indenture and in the Amended and Restated Contribution and Servicing Agreement, the following accounts, which accounts shall be trust accounts maintained at the Corporate Trust Office:

              (i) Collection Account;

              (ii) Distribution Account; and

              (iii) Reserve Account.

Each of such accounts shall be established and maintained as an Eligible Deposit Account. In addition, the Trustee shall establish a sub-account to the Distribution Account for each Class of Notes (such sub-accounts the "CLASS A DISTRIBUTION SUB-ACCOUNT," the "CLASS B DISTRIBUTION SUB-ACCOUNT," the "CLASS C DISTRIBUTION SUB-ACCOUNT" the "CLASS D DISTRIBUTION SUB-ACCOUNT," the "CLASS E DISTRIBUTION SUB-ACCOUNT" and, if necessary, the "CLASS F DISTRIBUTION SUB-ACCOUNT"). Subject to the further provisions of this Section 3.01(a), the Trustee shall, upon receipt or upon transfer from another account, as the case may be, deposit into such accounts all amounts received by it which are required to be deposited therein in accordance with the written direction of the Servicer and the provisions of this Amended and Restated Indenture. All such amounts and all investments made with such amounts, including all income and other gain from such investments, shall be held by the Trustee in such accounts as part of the Trust Property as herein provided, subject to withdrawal by the Trustee in accordance with, and for the purposes specified in the written direction of the Servicer pursuant to the provisions of, this Amended and Restated Indenture.

          The Collection Account shall be comprised of more than one such Eligible Deposit Account, but shall, for the purposes of the Transaction Documents, be deemed to be one account. Funds shall be withdrawn equally from each such Eligible Account that constitutes the Collection Account to make all payments from the Collection Account in accordance with the terms and conditions of this Amended and Restated Indenture.

          (b) The Trustee shall hold in trust but shall not be required to deposit in any account specified in Section 3.01(a) any payment received by it until such time as the Trustee shall have identified to its reasonable satisfaction the nature of such payment and, on the basis thereof, the proper account or accounts into which such payment is to be deposited. In determining into which of the accounts, if any, referred to above any amount received by the Trustee is to be deposited, the Trustee may conclusively rely (in the absence of bad faith on the part of the Trustee) on the written instructions of the Servicer. Unless otherwise advised in writing by the Servicer, the Trustee shall assume that any amount remitted to it is to be deposited into the Collection Account pursuant to Section 3.03(b). The Trustee may establish from time to time such deadline or deadlines as it shall determine are reasonable or necessary in the administration of the Trust Property after which all amounts received or collected by the Trustee on any day shall not be deemed to have been received or collected until the next succeeding Business Day.

          (c) The Trustee shall have no right of set-off with respect to any Lock-Box Account, the Collection Account, the Reserve Account, the Distribution Account, the Class A Distribution Sub- Account, the Class B Distribution Sub-Account, the Class C Distribution Sub-Account, the Class D Distribution Sub-Account, the Class E Distribution Sub-Account, the Class F Distribution Sub-Account or any investment therein, or any Trust Property, including collections or proceeds with respect thereto regardless of when or how held by the Trustee and whether or not commingled.

          (d) So long as no Default or Indenture Event of Default shall have occurred and be continuing, the amounts in the Collection Account and the Reserve Account shall be invested and reinvested by the Trustee pursuant to a Servicer Order in one or more Eligible Investments. Subject to the restrictions on the maturity of investments set forth in Section 3.01(f), each such Servicer Order may authorize the Trustee to make the specific Eligible Investments set forth therein, to make Eligible Investments from time to time consistent with the general instructions set forth therein, or to make specific Eligible Investments pursuant to instructions received in writing or by telegraph or facsimile transmission from the employees or agents of the Servicer identified therein, in each case in such amounts as such Servicer Order shall specify. The Issuer, and any Class F Instrumentholder, agrees to report as income for financial reporting and tax purposes (to the extent reportable) all investment earnings on amounts in the Collection Account and the Reserve Account.

          (e) In the event that either (i) the Servicer shall have failed to give investment directions to the Trustee by 12:00 P.M. New York time on any Business Day on which there may be uninvested cash or (ii) a Default or Indenture Event of Default shall have occurred and be continuing, then the Trustee shall invest and reinvest the funds then in the Collection Account, the Reserve Account, as the case may be, to the fullest extent practicable in one or more Eligible Investments as specified in paragraph (vii) of the definition of Eligible Investments. All investments made by the Trustee shall mature no later than the maturity date therefor permitted by Section 3.01(f).

          (f) No investment of any amount held in the Collection Account or the Reserve Account shall mature later than the second Business Day immediately preceding the Payment Date which is scheduled to occur immediately following the date of investment; all such investments shall be held to maturity. All income or other gains from the investment of moneys deposited in the Collection Account or the Reserve Account shall be deposited by the Trustee in such account immediately upon receipt. Any net loss of principal (determined on a month by month basis) resulting from such investment of amounts in the Collection Account or the Reserve Account shall be charged to the Issuer, and the Issuer shall reimburse such account for such loss within three Business Days.

          (g) Any investment of any funds in the Collection Account or the Reserve Account, and any sale of any investment held in such accounts, shall be made under the following terms and conditions:

               (i) each such investment shall be made in the name of the Trustee (in its capacity as such) for the benefit of the Noteholders or in the name of a nominee of the Trustee;

               (ii) the investment earnings of any investment shall be credited to the account for which such investment was made;

               (iii) any certificate or other instrument evidencing such investment shall be delivered directly to the Trustee or its agent and the Trustee shall have sole possession of such instrument, and all income on such investment; and

               (iv) the proceeds of any sale of an investment shall be remitted by the purchaser thereof directly to the Trustee for deposit in the account in which such investment was held.

          (h) The Trustee shall not in any way be held liable by reason of any insufficiency in the Collection Account or the Reserve Account, resulting from losses on investments made in accordance with the provisions of this Section
3.01 (but the institution serving as Trustee shall at all times remain liable for its own debt obligations, if any, constituting part of such investments). The Trustee shall not be liable for any investment losses or any liquidation prior to its maturity or any investment made by it in accordance with this
Section 3.01 on the grounds that it could have made a more favorable investment.

          SECTION 3.02 RESERVED.

          SECTION 3.03 COLLECTION OF MONEYS.

          (a) Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Amended and Restated Indenture. The Trustee shall apply all such money received by it as provided in this Amended and Restated Indenture. Except as otherwise expressly provided in this Amended and Restated Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Property, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Notwithstanding the foregoing, the Trustee shall not be obligated to act as Servicer prior to its being appointed Successor Servicer. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Amended and Restated Indenture and any right to proceed thereafter as provided in Article
VI. If at any time the Issuer shall receive any payment on or in respect of any Contract or Equipment (including any Residual

Payment), it shall hold such payment in trust for the benefit of the Trustee and the Noteholders, shall segregate such payment from the other property of the Issuer, and shall, within two Business Days of receipt, deliver such payment in immediately available funds to the Trustee.

          (b) If at any time the Trustee shall receive any payment on or in respect of any Contract or Equipment (including any Residual Payment), it shall, within two Business Days of receipt, deposit such payment by it into the Collection Account in accordance with the written direction of the Servicer.

          (c) If at any time the Trustee shall receive any Residual Payment in respect of any Contract, it shall hold such Residual Payment in trust for the benefit of the Contributor and deposit such Residual Payment as instructed in writing by the Servicer, including, without limitation, as the Servicer may so instruct as contemplated in Section 3.04(a)(v) hereof or to such other designee or account as the Servicer instructs.

          SECTION 3.04 COLLECTION ACCOUNT.

          (a) The Trustee shall deposit the following into the Collection Account in accordance with the written instructions delivered to the Trustee by the Servicer:

               (i) promptly upon receipt, each Contract Payment or Servicer Advance received by the Trustee, including all Contract Payments deposited with the Trustee by the Contributor on the Closing Date;

               (ii) promptly upon receipt, the proceeds of any purchase of Contracts and Equipment pursuant to Section 4.02 of this Amended and Restated Indenture;

               (iii) promptly upon receipt, each Prepayment Amount or Partial Prepayment Amount received by the Trustee and any amounts remitted by the Contributor in connection with any substitution of Contracts;

               (iv) promptly upon receipt, any amount required to be deposited in the Collection Account pursuant to this Amended and Restated Indenture;

               (v) promptly upon receipt, each Residual Payment received by the Trustee;

               (vi) promptly upon receipt, any proceeds received by the Trustee pursuant to any insurance policy covering Equipment or any other amounts received by the Trustee relating to a Contract or Equipment; and

               (vii) promptly upon receipt, any amounts the Trustee receives pursuant to Section 3.03 of this Amended and Restated Indenture.

          (b) Unless the Notes have been declared due and payable pursuant to
Section 6.02 hereof and moneys collected by the Trustee are being applied in accordance with Section 6.06 hereof, the Trustee shall by 3:00 P.M., New York City time, on each Payment Date disburse all Available

Funds deposited in the Collection Account (including any investment income with respect to monies on deposit in the Collection Account) in the amounts required, and in the following order of priority in accordance with the Monthly Servicer
Report:

               (i) (A) to the Servicer, the Servicing Fee due to the Servicer on such Payment Date and if the Servicer is no longer DVI, and the Servicer has, in its good faith and reasonable business judgment, deemed the Servicing Fee to be commercially unreasonable, then, to the Servicer, the amount agreed upon between the then Servicer and the Trustee, each in their good faith and commercially reasonable judgment, as necessary to make the Servicing Fee commercially reasonable and to cover the reasonable costs in transferring the servicing obligations and (B) if the Servicer is no longer DVI, to the Trustee, the Trustee Fee;

               (ii) to the Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances previously made with respect to Delinquent Contracts in accordance with Section 5.01 of the Amended and Restated Contribution and Servicing Agreement;

               (iii) first, to the Class A Distribution Sub-Account, in the following order of priority, the sum of: (A) the Class A-1 Monthly Interest; and (B) the Class A-1 Overdue Interest, if any; second, to the Class A Distribution Sub-Account, in the following order of priority, the sum of: (A) the Class A-2 Monthly Interest; and (B) the Class A-2 Overdue Interest, if any; third, to the Class A Distribution Sub-Account, in the following order of priority, the sum of: (A) the Class A-3 Monthly Interest; and (B) the Class A-3 Overdue Interest, if any; and fourth, to the Class A Distribution Sub-Account, in the following order of priority, the sum of: (A) the Class A-4 Monthly Interest; and (B) the Class A-4 Overdue Interest, if any;

               (iv) to the Class B Distribution Sub-Account, in the following order of priority, in the sum of:

                    (A)   the Class B Monthly Interest; and

                    (B)   the Class B Overdue Interest, if any;

               (v) to the Class C Distribution Sub-Account, in the following order of priority, the sum of:

                    (A)   the Class C Monthly Interest; and

                    (B)   the Class C Overdue Interest, if any;

               (vi) to the Class D Distribution Sub-Account, in the following order of priority, in the sum of:

                    (A)   the Class D Monthly Interest; and

                    (B)   the Class D Overdue Interest, if any;

               (vii) to the Class E Distribution Sub-Account, in the following order of priority, the sum of:

                    (A)   the Class E Monthly Interest; and

                    (B)   the Class E Overdue Interest, if any;

               (viii) PROVIDED that no Amortization Event shall have occurred and be continuing, to the Class A Distribution Sub-Account, in the following order of priority, the sum of:

                    (A)   the Class A-1 Overdue Principal, if any;

                    (B)   the Class A-1 Monthly Principal;

                    (C)   the Class A-2 Overdue Principal, if any;

                    (D)   the Class A-2 Monthly Principal;

                    (E)   the Class A-3 Overdue Principal, if any;

                    (F)   the Class A-3 Monthly Principal;

                    (G)   the Class A-4 Overdue Principal, if any; and

                    (H)   the Class A-4 Monthly Principal;

               (ix) PROVIDED that no Amortization Event shall have occurred and be continuing, to the Class B Distribution Sub-Account, in the following order of priority, the sum of:

                    (A)   the Class B Overdue Principal, if any; and

                    (B)   the Class B Monthly Principal;

               (x) PROVIDED that no Amortization Event shall have occurred and be continuing, to the Class C Distribution Sub-Account, in the following order of priority, the sum of:

                    (A)   the Class C Overdue Principal, if any; and

                    (B)   the Class C Monthly Principal;

               (xi) PROVIDED that no Amortization Event shall have occurred and be continuing, to the Class D Distribution Sub-Account, in the following order of priority, the sum of:

                    (A)   the Class D Overdue Principal, if any; and

                    (B)   the Class D Monthly Principal;

               (xii) PROVIDED that no Amortization Event shall have occurred and be continuing, to the Class E Distribution Sub-Account, in the following order of priority, the sum of:

                    (A)   the Class E Overdue Principal, if any; and

                    (B)   the Class E Monthly Principal;

               (xiii) PROVIDED that no Amortization Event shall have occurred and be continuing, to the Reserve Account, the Reserve Account Deposit Amount;

               (xiv) if an Amortization Event shall have occurred and is continuing and is not subject to a continuing waiver from Noteholders evidencing not less than 662/3% of the Voting Rights, in the following order of priority:

                    FIRST, to the Class A Distribution Sub-Account the amount
               necessary to reduce the Class A-1 Note Balance to zero; then, to the Class A Distribution Sub- Account, the amount necessary to reduce the Class A-2 Note Balance to zero; then, to the Class A Distribution Sub-Account, the amount necessary to reduce the Class A-3 Note Balance to zero; and then, to the Class A Distribution Sub- Account, the amount necessary to reduce the Class A-4 Note Balance to zero; PROVIDED, HOWEVER, that upon the occurrence of a Subordination Deficiency Event, after the Class A-1 Note Balance has been reduced to zero and the Class A-2 Note Balance has been reduced to zero, then the Class A-3 Note Balance and the Class A-4 Note Balance will be paid on a PRO RATA, PARI PASSU basis; and

                    SECOND, to the Class B Distribution Sub-Account the amount necessary to reduce the Class B Note Balance to zero; and

                    THIRD, to the Class C Distribution Sub-Account the amount
               necessary to reduce the Class C Note Balance to zero;

                    FOURTH, to the Class D Distribution Sub-Account the amount necessary to reduce the Class D Note Balance to zero; and

                    FIFTH, to the Class E Distribution Sub-Account the amount
               necessary to reduce the Class E Note Balance to zero;

               (xv) any remaining Available Funds on deposit in the Collection Account shall be paid to DVI Receivables Corp. VIII, as sole member of the Issuer, or, if the Class F Instrument has been issued, to the Class F Distribution Sub-Account.

Noteholders evidencing not less than 662/3% of the Voting Rights shall have the ability to waive or defer any Amortization Event by written notice delivered to the Trustee. If at any time any amount or portion thereof previously distributed pursuant to this Section 3.04(b) shall have been recovered, or shall be subject to recovery, in any proceeding with respect to the Issuer or otherwise, then for purposes of determining future distributions pursuant to this Section 3.04(b) such amount or portion thereof shall be deemed not to have been previously so distributed. The Trustee shall make the disbursements in accordance with the Monthly Servicer Report on each Payment Date to the extent of Available Funds for such Payment Date.

          (c) If on any Payment Date, the Available Funds on deposit in the Collection Account (the "DEPOSITED AVAILABLE FUNDS") are less than the sum necessary to make the payments required pursuant to Section 3.04(b), clauses
(iii) through (xii) inclusive and clause (xiv), each as applicable (the sum of such payments, the "PRIORITY PAYMENTS"), then the Trustee shall withdraw from the Reserve Account, to the extent that such funds are on deposit in the Reserve Account and after taking into account payments to be made pursuant to clauses
(i) and (ii) of Section 3.04(b), and either (A) if an automatic stay under
Section 362(a) of the Bankruptcy Code has not been applied to the Trust Property, deposit into the Distribution Account for payment on such Payment Date funds equal to the amount of the Priority Payments less any Deposited Available Funds for payment in accordance with Section 3.04(b)(iii) through and including
(xii) and (xiv) hereof, as applicable or (B) if an automatic stay under Section 362(a) of the Bankruptcy Code has been applied to the Trust Property, deposit into the Distribution Account for payment on such Payment Date funds equal to the amount of payments required pursuant to Section 3.04(b), clauses (iii) through (vii) less any Deposited Available Funds for payment in accordance with
Section 3.04(b)(iii) through and including (vii) hereof, as applicable (the amount calculated pursuant to Clause (A) or (B), as applicable, the "AVAILABLE RESERVE ACCOUNT FUNDS").

          SECTION 3.05 CLASS A DISTRIBUTION SUB-ACCOUNT; CLASS B DISTRIBUTION SUB-ACCOUNT; CLASS C DISTRIBUTION SUB-ACCOUNT; CLASS D DISTRIBUTION SUB-ACCOUNT; CLASS E DISTRIBUTION SUB-ACCOUNT; CLASS F DISTRIBUTION SUB-ACCOUNT.

          (a) On each Payment Date in accordance with the Monthly Servicer Report the Trustee shall pay to the Class A Noteholders, from the amounts then on deposit in the Class A Distribution Sub- Account and allocated pursuant to
Section 3.04 hereof, first to the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders and the Class A-4 Noteholders, PRO RATA among the Noteholders of each such Class, in the following order of priority:

                     (i)   the Class A-1 Monthly Interest;
                    (ii)   the Class A-1 Overdue Interest, if any;
                   (iii)   the Class A-2 Monthly Interest;
                    (iv)   the Class A-2 Overdue Interest, if any;
                     (v)   the Class A-3 Monthly Interest;
                    (vi)   the Class A-3 Overdue Interest, if any;
                   (vii)   the Class A-4 Monthly Interest; and
                  (viii)   the Class A-4 Overdue Interest, if any;

          second, to the Class A-1 Noteholders, Class A-2 Noteholders, the Class A-3 Noteholders and the Class A-4 Noteholders, PRO RATA among the Noteholders of each such Class, in the following order of priority:

                     (i)   the Class A-1 Overdue Principal, if any;
                    (ii)   the Class A-1 Monthly Principal;
                   (iii) any additional Class A-1 principal payable pursuant to the Amended and Restated Indenture;
                    (iv)   the Class A-2 Overdue Principal, if any;
                     (v)   the Class A-2 Monthly Principal;
                    (vi) any additional Class A-2 principal payable pursuant to the Amended and Restated Indenture;
                   (vii)   the Class A-3 Overdue Principal, if any;
                  (viii)   the Class A-3 Monthly Principal;
                    (ix) any additional Class A-3 principal payable pursuant to the Amended and Restated Indenture;
                     (x)   the Class A-4 Overdue Principal, if any;
                    (xi)   the Class A-4 Monthly Principal; and
                   (xii) any additional Class A-4 principal payable under the Amended and Restated Indenture;

PROVIDED, HOWEVER, that in the event that a Subordination Deficiency Event has occurred and is continuing, after the Class A-1 Note Balance has been reduced to zero, and the Class A-2 Note Balance has been reduced to zero, the Class A-3 Note Balance and the Class A-4 Note Balance will be paid on a PRO RATA, PARI PASSU basis.

          (b) On each Payment Date in accordance with the Monthly Servicer Report the Trustee shall pay to the Class B Noteholders, PRO RATA among the Noteholders of such Class, the amount then on deposit in the Class B Distribution Sub-Account and allocated pursuant to Section 3.04 hereof. Such payments to the Class B Noteholders shall be made in the following order of priority:

                     (i)   the Class B Monthly Interest;
                    (ii)   the Class B Overdue Interest, if any;
                   (iii)   the Class B Overdue Principal, if any;
                    (iv)   the Class B Monthly Principal; and
                     (v) any additional principal payable to the Class B Noteholders pursuant to the Amended and Restated Indenture.

          (c) On each Payment Date in accordance with the Monthly Servicer Report the Trustee shall pay to the Class C Noteholders, PRO RATA among the Noteholders of such Class, the amount then on deposit in the Class C Distribution Sub-Account and allocated pursuant to Section 3.04 hereof. Such payments to the Class C Noteholders shall be made in the following order of priority:

                     (i)   the Class C Monthly Interest;
                    (ii)   the Class C Overdue Interest, if any;
                   (iii)   the Class C Overdue Principal, if any;

                    (iv)   the Class C Monthly Principal; and
                     (v) any additional principal payable to the Class C Noteholders pursuant to the Amended and Restated Indenture.

          (d) On each Payment Date in accordance with the Monthly Servicer Report the Trustee shall pay to the Class D Noteholders, PRO RATA among the Noteholders of such Class, the amount then on deposit in the Class D Distribution Sub-Account and allocated pursuant to Section 3.04 hereof. Such payments to the Class D Noteholders shall be made in the following order of priority:

                     (i)   the Class D Monthly Interest;
                    (ii)   the Class D Overdue Interest, if any;
                   (iii)   the Class D Overdue Principal, if any;
                    (iv)   the Class D Monthly Principal; and
                     (v) any additional principal payable to the Class D Noteholders pursuant to the Amended and Restated Indenture.

          (e) On each Payment Date in accordance with the Monthly Servicer Report the Trustee shall pay to the Class E Noteholders, PRO RATA among the Noteholders of such Class, the amount then on deposit in the Class E Distribution Sub-Account and allocated pursuant to Section 3.04 hereof. Such payments to the Class E Noteholders shall be made in the following order of priority:

                     (i)   the Class E Monthly Interest;
                    (ii)   the Class E Overdue Interest, if any;
                   (iii)   the Class E Overdue Principal, if any;
                    (iv)   the Class E Monthly Principal; and
                     (v) any additional principal payable to the Class E Noteholders pursuant to the Amended and Restated Indenture.

          (f) If the Class F Instruments have been issued, on each Payment Date in accordance with the Monthly Servicer Report the Trustee shall distribute to the Class F Instrumentholders, PRO RATA among all holders of Class F Instruments, the amount then on deposit in the Class F Distribution Sub- Account in the priority set forth in the Supplement.

          SECTION 3.06 RESERVED.

          SECTION 3.07 RESERVED.

          SECTION 3.08 RESERVE ACCOUNT.

          (a) On each Payment Date the Trustee shall promptly deposit into the Reserve Account all amounts required to be deposited into the Reserve Account and actually received by the Trustee pursuant to this Amended and Restated Indenture. The obligation of the Trustee to deposit amounts into the Reserve Account in accordance with the terms of this Amended and Restated Indenture shall be limited to the deposit of amounts in the Collection Account pursuant to
Section 3.04(b) hereof. The Trustee shall not have any responsibility to determine the amount or adequacy of funds on deposit in the Reserve Account, or the amount of any deposits to or withdrawals from the Reserve Account. The

Issuer, or Class F Instrumentholder, if any, by its acceptance of the Class F Instrument, agrees to treat such assets (and all earnings thereon) (the "RESERVE ACCOUNT PROPERTY") as its assets (and earnings) for federal, state and local tax purposes and not to sell, transfer or otherwise dispose of its interest therein.

          (b) On each Payment Date, the Trustee shall, on the basis of the Monthly Servicer Report, deposit in the Reserve Account, pursuant to Section 3.04(b), an amount equal to the Reserve Account Deposit Amount. If on any Payment Date, Deposited Available Funds are less than the Priority Payments, the Trustee shall withdraw from the Reserve Account the excess of the Priority Payments over the Available Funds in accordance with Section 3.04(c) hereof. On each Payment Date, if, after giving effect to all deposits and withdrawals therefrom on such Payment Date, the balance in the Reserve Account is greater than the Reserve Account Requirement, the Trustee shall release and, at the instruction of the Servicer, shall pay the amount (such amount, a "RESERVE ACCOUNT WITHDRAWAL") of the excess to the Issuer or its designee, or Class F Instrumentholder, if any. Amounts properly paid to the Issuer or its designee, or Class F Instrumentholder, if any, pursuant to this Section 3.08, either directly from the Distribution Account without deposit in the Reserve Account or from the Reserve Account, shall be deemed released from the Trust Property, and the Issuer or its designee, or Class F Instrumentholder, if any, shall not in any event thereafter be required to refund any such paid amounts.

          (c) With respect to the Reserve Account Property, the Issuer and the Trustee agree that any Reserve Account Property that is held in deposit accounts shall be held solely in the name of the Trustee, on behalf of the Noteholders. Each such deposit account shall be subject to the exclusive custody and control of the Trustee, and the Trustee shall have sole signature authority with respect thereto.

          (d) Upon termination of this Amended and Restated Indenture, any amounts on deposit in the Reserve Account, after payment of amounts due to the Class A Noteholders, the Class B Noteholders, the Class C Noteholders, the Class D Noteholders, the Class E Noteholders upon the Managing Member's written request to the Trustee, shall be paid to the Managing Member (as sole beneficial owner of the Issuer), or Class F Instrumentholders, if any.

          SECTION 3.09 REPORTS; NOTICES OF CERTAIN PAYMENTS.

          (a) Following each payment to the Noteholders, the Trustee shall mail to the Issuer, Cede & Co. and the Rating Agencies, and make available to each Noteholder, the Monthly Servicer Report furnished to the Trustee by the Servicer on the Determination Date prior to such Payment Date (or if such report has not been received, a written statement to such effect).

          (b) The Trustee shall deliver to the Servicer, and within two Business Days after the request of the Issuer, deliver to the Issuer a written statement setting forth the amounts on deposit in the Collection Account and the Reserve Account, and identifying the investments included therein.

          SECTION 3.10. TRUSTEE MAY RELY ON CERTAIN INFORMATION FROM CONTRIBUTOR AND SERVICER.


          Pursuant to the Amended and Restated Contribution and Servicing Agreement, the Contributor and the Servicer are required to furnish to the Trustee from time to time certain information and make various calculations which are relevant to the performance of the Trustee's duties in this Article

III and in Article IV of this Amended and Restated Indenture. The Trustee shall be entitled to rely conclusively in good faith on any such information and calculations in the performance of its duties hereunder, (i) unless and until a Responsible Officer of the Trustee has actual knowledge that such information or calculations is or are incorrect, or (ii) unless there is a manifest error in any such information; PROVIDED that the Trustee shall verify the mathematical accuracy of the Class A-1 Monthly Principal, the Class A-2 Monthly Principal, the Class A-3 Monthly Principal, the Class A-4 Monthly Principal, the Class B Monthly Principal, the Class C Monthly Principal, the Class D Monthly Principal, the Class E Monthly Principal, the Class A-1 Monthly Interest, the Class A-2 Monthly Interest, the Class A-3 Monthly Interest, the Class A-4 Monthly Interest, the Class B Monthly Interest, the Class C Monthly Interest, the Class D Monthly Interest and the Class E Monthly Interest to be paid on each Payment Date.

                                   ARTICLE IV

                             CONTRACTS AND EQUIPMENT

          SECTION 4.01 REPRESENTATIONS AND WARRANTIES OF THE ISSUER.

          The Issuer hereby restates and incorporates herein each of the representations and warranties, IN MUTATIS MUTANDIS, set forth in Section 2.03 and Section 2.04 of the Amended and Restated Contribution and Servicing Agreement. The Trustee shall rely on such representations and warranties in accepting the Contracts and the other Trust Property in trust and authenticating the Notes. Such representations and warranties shall speak as of the Closing Date.

          SECTION 4.02 PURCHASE UPON BREACH; AMENDED AND RESTATED CONTRIBUTION AND SERVICING AGREEMENT.


          The Issuer shall inform the Trustee promptly, in writing, upon the discovery of a breach of any of the Contributor's representations and warranties set forth in Section 2 of the Amended and Restated Contribution and Servicing Agreement. With respect to any breach of the Contributor's representations and warranties set forth in Section 2 of the Amended and Restated Contribution and Servicing Agreement, which materially and adversely affects the interest of the Noteholders in such Contract or Contracts, the Issuer shall cause the Contributor to either (a) replace such Contract and the related Equipment with a Substitute Contract in accordance with the provisions of Section 5.03 of the Amended and Restated Contribution and Servicing Agreement (and for the Transferor to receive from the Contributor and transfer to the Issuer such Substitute Contract) or (b) purchase from the Transferor (which Transferor shall purchase from the Issuer and resell to the Contributor) the Contract and the security interest in the related Equipment that are affected by such breach, unless, in each such instance such breach has been cured, or waived in all respects by Noteholders evidencing more than 50% of the Voting Rights, within 90 days following the Issuer's discovery or receipt of notice of such breach. In the event of a repurchase of a Contract, the Issuer and the Managing Member (as sole beneficial owner of the Issuer) shall cause the Contributor to remit to the Trustee (upon written notice to the Trustee thereof) the Repurchase Amount of such Contract (or, if such Contract is then a Defaulted Contract, an amount equal to the Repurchase Amount as of the date such Contract first became a Defaulted Contract, together with interest thereon at the Discount Rate from the date such Contract first became a Defaulted Contract to the end of the month in which the repurchase is to be made). The Trustee shall, to the extent received, deposit such Repurchase Amounts and any cash received in connection with a substitution in the Collection Account on or prior to 11:00 a.m. New York City time on the second Business Day after receipt thereof. The sole remedy of the Trustee or the Noteholders against the Contributor with respect to a breach of a representation or a warranty set forth in Section 2 of the Amended and Restated Contribution and Servicing Agreement, and against the Issuer or the Transferor with respect to a breach under this agreement or the Amended and Restated Subsequent Contract Transfer Agreement (the "SCTA") by reason of such breach by the Contributor, shall be to require the Contributor to purchase or substitute Contracts pursuant to the Amended and Restated Contribution and Servicing Agreement, PROVIDED that the limitation contained in this sentence shall not otherwise limit the rights of any such Person under Section 5.02 of the Amended and Restated Contribution and Servicing Agreement. In the event that the Contributor fails to purchase or substitute for any Contract that it is required to substitute or repurchase pursuant to the Amended and Restated Contribution and Servicing Agreement, the Trustee, upon the written direction of the Noteholders, shall enforce the Issuer's and the Transferor's rights against the Contributor under and in accordance with the terms of the Amended and Restated Contribution and Servicing Agreement, and the SCTA, as assigned to the Trustee, to require the purchase or replacement of the Contract.

          SECTION 4.03 RELEASE OF CONTRACTS AND EQUIPMENT FOLLOWING SUBSTITUTION OR PURCHASE.


          In the event that (i) the Contributor shall have substituted a Substitute Contract and a security interest in the Equipment subject thereto for a Predecessor Contract and a security interest in the Equipment subject thereto in accordance with Section 7 of the Amended and Restated Contribution and Servicing Agreement, or (ii) the Contributor shall have purchased a Contract and a security interest in the related Equipment in accordance with Section 5.03 of the Amended and Restated Contribution and Servicing Agreement, the Predecessor Contract or the repurchased Contract, as applicable, and the security interest in the Equipment subject thereto, shall be released from the lien of this Amended and Restated Indenture when the Trustee shall have (i) in the case of the purchase of a Contract, deposited in the Collection Account all amounts received pursuant to Section 5.03 of the Amended and Restated Contribution and Servicing Agreement, (ii) in the case of a Substitute Contract, received a fully executed original of the Substitute Contract Transfer Form and the Contract File with respect to such Substitute Contract plus any cash amount delivered as provided in Section 7.01(d) of the Amended and Restated Contribution and Servicing Agreement, (iii) received written certification from an Authorized Officer of the Servicer that there are no unreimbursed Servicer Advances with respect to such Contract and (iv) delivered to the Contributor acknowledgment of its receipt of the related Contract Files. If there are such unreimbursed amounts, any proceeds received with respect to such Predecessor Contract or repurchased Contract, as applicable, and the security interest in the related Equipment shall be applied hereunder only to the extent necessary to repay such Servicer Advances (and clause (iii) of the foregoing sentence shall be deemed satisfied) and to reimburse the Collection Account for any other amounts drawn thereon and the balance of such proceeds, if any, shall be paid to, or as directed by, the Contributor.

          In connection with the substitution of a Contract, if the Discounted Contract Balance of such Substitute Contract is less than the Discounted Contract Balance of the Predecessor Contract, the Contributor shall, on the date of substitution, deposit an amount equal to such difference into the Collection Account.

          SECTION 4.04 RELEASE OF CONTRACTS AND EQUIPMENT UPON FINAL CONTRACT PAYMENT.

          (a) In the event that the Trustee shall have received written certification from an Authorized Officer of the Servicer that the Trustee has received from amounts paid by the Obligor or from the proceeds of the Equipment subject to any Contract (i) the final Contract Payment due and payable under any Contract (including, if applicable, any Purchase Option Payment paid by the Obligor) or (ii) a Prepayment Amount in respect of any Contract and, following such final Contract Payment or Prepayment Amount, no further payments on, or in respect of, such Contract are or will be due and payable, such Contract and the Equipment subject thereto shall be released from the lien of this Amended and Restated Indenture except if a Restricting Event or an Amortization Event shall have occurred and then be continuing.

          (b) If a Restricting Event or Amortization Event shall have occurred and then be continuing, then each Contract and the security interest in all Equipment (except for security interests relating to Equipment subject to a conditional sales agreement or an equipment note) which would otherwise be released from the lien of this Amended and Restated Indenture pursuant to this
Section 4.04 shall instead remain subject to such lien and all of the provisions of this Amended and Restated Indenture, including, without limitation, Article VI hereof.

          SECTION 4.05 EXECUTION OF DOCUMENTS.

          The Trustee shall promptly execute and deliver such documents (which shall be furnished to the Trustee by the Issuer) and take such other actions as the Issuer, by Issuer Request, may reasonably request to fully effectuate the release from this Amended and Restated Indenture of any Contract and the security interest relating to Equipment required to be so released pursuant to Sections 4.03 and 4.04 hereof.

                                    ARTICLE V

                 SERVICER EVENTS OF DEFAULT; SUBSTITUTE SERVICER

          SECTION 5.01 SERVICER EVENTS OF DEFAULT.

          If a Servicer Event of Default shall have occurred and be continuing under Section 10.01 of the Amended and Restated Contribution and Servicing Agreement, the Trustee shall, upon the written request of Noteholders evidencing not less than 66 2/3% of the Voting Rights give written notice to the Servicer of the termination of all of the rights and obligations of the Servicer (but none of the Contributor's obligations thereunder, which shall survive any such termination) under the Amended and Restated Contribution and Servicing Agreement and the Trustee shall act as successor Servicer in accordance with Section 10 of the Amended and Restated Contribution and Servicing Agreement.

          SECTION 5.02 SUBSTITUTE SERVICER.

          Notwithstanding the provisions of Section 5.01, the Trustee may, if it shall be unwilling or unable to act as the Successor Servicer in accordance with
Section 5.01, appoint a Successor Servicer in accordance with the provisions of
Section 10.03 of the Amended and Restated Contribution and Servicing Agreement.

          SECTION 5.03 NOTIFICATION TO NOTEHOLDERS AND RATING AGENCIES.

          Upon any termination of the Servicer or appointment of a Successor Servicer, the Trustee shall give prompt notice of such termination, resignation, discharge, removal or appointment, together with the conditions of default, if applicable, to the Rating Agencies and each Noteholder in the manner provided herein.

                                   ARTICLE VI

                           EVENTS OF DEFAULT; REMEDIES

          SECTION 6.01 EVENTS OF DEFAULT.

          "INDENTURE EVENT OF DEFAULT," wherever used herein, means any one of the following (whatever the reason for such Indenture Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i) default in the payment of (A) any interest payment on any outstanding Class A Note, Class B Note, Class C Note, Class D Note or Class E Note when it becomes due and payable, or (B) the then outstanding principal balance of the Class A-1 Notes on the Class A-1 Stated Maturity Date, of the Class A-2 Note on the Class A-2 Stated Maturity Date, of the Class A-3 Note on the Class A-3 Stated Maturity Date, of the Class A-4 Note on the Class A-4 Stated Maturity Date, of the Class B Notes on the Class B Stated Maturity Date, of the Class C Notes on the Class C Stated Maturity Date, of the Class D Notes on the Class D Stated Maturity Date or of the Class E Notes on the Class E Stated Maturity Date or (C) any payment of principal of or interest on any outstanding Note when it becomes due and payable to the extent that sufficient Available Funds were on deposit in the Collection Account and to the extent that sufficient Available Reserve Account Funds are on deposit in the Reserve Account with respect to such Payment Date;

               (ii) default in the performance, or breach, of any covenant set forth in Section 8.04, 8.07(c) or 8.08;

               (iii) default in the performance, or breach, of any covenant of the Issuer in the Notes or this Amended and Restated Indenture (other than a covenant described in (ii) above), or of any party to the Amended and Restated Contribution and Servicing Agreement, or the other Transaction Documents and continuance of such default or breach for a period of 30 days after the earliest of (A) any officer of the Transferor or the Issuer first acquiring knowledge thereof, (B) the Trustee's giving written notice thereof to the Issuer or (C) the holder of any Note giving written notice thereof to the Issuer;

               (iv) if any representation or warranty of the Issuer, the Transferor or the Contributor made in this Amended and Restated Indenture, the SCTA or the Amended and Restated Contribution and Servicing Agreement, respectively, or any other writing provided to the Noteholders in connection with the foregoing documents shall prove to be incorrect in any material respect as of the time when the same shall have been made; PROVIDED, HOWEVER, that the breach of any representation or warranty made by the Contributor in Section 2.03 or 2.04 of the Amended and Restated Contribution and Servicing Agreement, with respect to any of the Contracts or the security interest in the Equipment subject thereto shall not constitute an Indenture Event of Default if the Contributor substitutes one or more Substitute Contracts and the security interest in the Equipment subject thereto for such Contract and a security interest in the related Equipment in accordance with Section 7.01 of the Amended and Restated

     Contribution and Servicing Agreement, or repurchases a Contract and the security interest in the related Equipment in accordance with Section 5.03 of the Amended and Restated Contribution and Servicing Agreement;

               (v) the entry by a court having jurisdiction in the premises of
     (A) a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (B) a decree or order adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Issuer under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

               (vi) the commencement by the Issuer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the Issuer's failure to pay its debts generally as they become due, or the taking of company action by the Issuer in furtherance of any such action.

          SECTION 6.02 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

          (a) If an Indenture Event of Default occurs and is continuing, of which a Responsible Officer of the Issuer written notice (PROVIDED that such written notice need not have been received by the Trustee in connection with a payment default as described in Section 6.01(i)), then and in every such case the Trustee with the consent of Noteholders evidencing not less than 662/3% of the Voting Rights may declare the unpaid principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Issuer, and upon any such declaration such principal amount shall become immediately due and payable together with all accrued and unpaid interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Issuer.

          (b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, Noteholders evidencing not less than 662/3% of the Voting Rights, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

               (i) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

                         (A) all sums paid or advanced, together with interest thereon, by the Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances, if any, of the Trustee, its agents and counsel;

                         (B) all principal of any Notes which have become due otherwise than by such declaration of acceleration, and interest thereon from the date when the same first became due at the applicable Note Rate; and

                         (C) all interest which has become due with respect to the Notes;

               (ii) all Indenture Events of Default, other than the non-payment of the aggregate principal amount of the Notes which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.13; and

               (iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

No such rescission shall affect any subsequent Indenture Event of Default or impair any right consequent thereon.

          SECTION 6.03 OTHER REMEDIES.

          (a) If an Indenture Event of Default occurs and is continuing of which a Responsible Officer of the Trustee has received written notice (PROVIDED that such written notice need not have been received by the Trustee in the case of a payment default as described in Section 6.01(i)), the Trustee shall give notice to each Noteholder as set forth in Section 7.02. The Trustee shall then take such action, if any, as may be directed by Noteholders evidencing not less than 662/3% of the Voting Rights.

          (b) Following any acceleration of the Notes, the Trustee shall have all of the rights, powers and remedies with respect to the Trust Property as are available to secured parties under the Uniform Commercial Code or other applicable law or as are otherwise available to it under applicable law to protect and enforce the rights and remedies of the Trustee and the Noteholders hereunder and under the other Transaction Documents; PROVIDED that, so long as the Offered Notes are outstanding, the Trustee, in acting during the pendency of an Indenture Event of Default shall act solely on behalf of the holders of the Offered Notes and shall not take into account any Class F Instruments that may have been issued in so acting. Such rights, powers and remedies may be exercised by the Trustee in its own name as trustee of an express trust.

          SECTION 6.04 TRUSTEE MAY FILE PROOFS OF CLAIM.

          (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceeding relative to the Issuer, the Transferor, the Contributor, the Servicer or any other obligor upon the Notes or the other obligations secured hereby or relating to the property of the Issuer, the Transferor, the Contributor, the Servicer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer, the Transferor, the Contributor or the Servicer for the payment of overdue principal or overdue interest or any such other obligation) shall be entitled and empowered, by intervention in such proceeding or otherwise:

               (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and any other obligation secured hereby and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Noteholders allowed in such judicial proceeding,

               (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

               (iii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such proceedings; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee or the Noteholders allowed in any proceedings relative to the Issuer, its creditors and its property;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.06.

          (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding, except as aforesaid to vote for the election of a trustee in bankruptcy or similar Person.

          SECTION 6.05 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES.

          All rights of action and claims under this Amended and Restated Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes in respect of which such judgment has been recovered.

          SECTION 6.06 APPLICATION OF MONEY COLLECTED.

          Any money, securities or property collected by the Trustee pursuant to this Article, and any moneys, securities or property that may then be held or thereafter received by the Trustee, shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of the entire amount due on account of principal or interest, upon presentation of the Notes and surrender thereof:

          FIRST, to the payment of all costs and expenses of collection incurred by the Trustee (including the reasonable fees and expenses of any counsel to the Trustee) and all other amounts due the Trustee under
          Section 7.06 (the parties hereto agree that when the Trustee renders services following an Indenture Event of Default under Section 6.01
          (v) or (vi), compensation for such services and expenses in connection therewith are intended to constitute administrative expenses under applicable bankruptcy law);

          SECOND, to the payment of all unreimbursed Servicer Advances due to the Servicer;

          THIRD, only in the event that DVI is no longer the Servicer, and the Servicer has, in its good faith and reasonable business judgment, deemed the Servicing Fee to be commercially unreasonable, then, to the Servicer, the amount agreed upon between the then Servicer and the Trustee, each in their good faith and commercially reasonable judgment, as necessary to make the Servicing Fee commercially reasonable and to cover the reasonable costs in transferring the servicing obligations;

          FOURTH, to the payment of all accrued and unpaid interest on the outstanding Class A Note Balance to the date of payment thereof, ratably to each Class A Noteholder, without preference or priority of any kind;

          FIFTH, to the payment of all accrued and unpaid interest on the outstanding Class B Note Balance to the date of payment thereof, ratably to each Class B Noteholder, without preference or priority of any kind;

          SIXTH, to the payment of all accrued and unpaid interest on the outstanding Class C Note Balance to the date of payment thereof, ratably to each Class C Noteholder, without preference or priority of any kind;

          SEVENTH, to the payment of all accrued and unpaid interest on the outstanding Class D Note Balance to the date of payment thereof, ratably to each Class D Noteholder, without preference or priority of any kind;

          EIGHTH, to the payment of all accrued and unpaid interest on the outstanding Class E Note Balance to the date of payment thereof, ratably to each Class E Noteholder, without preference or priority of any kind;

          NINTH, to the payment of the outstanding Class A-1 Note Balance, and any other amounts due to the Class A-1 Noteholders, ratably, without preference or priority of any kind, until the Class A-1 Note Balance has been reduced to zero, then to the payment of the outstanding Class A-2 Note Balance, and any other amounts due to the Class A-2 Noteholders, ratably, without preference or priority of any kind, until the Class A-2 Note Balance has been reduced to zero, then to the payment of the outstanding Class A-3 Note Balance, and any other amounts due to the Class A-3 Noteholders, ratably, without preference or priority of any kind, until the Class A-3 Note Balance has been reduced to zero, then to the payment of the outstanding Class A-4 Note Balance, and any other amounts due to the Class A-4 Noteholders, ratably, without preference or priority of any kind, until the Class A-4 Note Balance has been reduced to zero (PROVIDED that a Subordination Deficiency Event has not occurred and is continuing, in which case the outstanding Class A-3 Note Balance and the Class A-4 Note Balance shall be paid PRO RATA in accordance with their respective outstanding Note Balances);

          TENTH, to the payment of the outstanding Class B Note Balance, and any other amounts due to the Class B Noteholders ratably, without preference or priority of any kind;

          ELEVENTH, to the payment of the outstanding Class C Note Balance, and any other amounts due to the Class C Noteholders ratably, without preference or priority of any kind;

          TWELFTH, to the payment of the outstanding Class D Note Balance, and any other amounts due to the Class D Noteholders ratably, without preference or priority of any kind;

          THIRTEENTH, to the payment of the outstanding Class E Note Balance, and any other amounts due to the Class E Noteholders ratably, without preference or priority of any kind;

          FOURTEENTH, to the payment of all accrued and unpaid interest on outstanding Class F Instruments, if any, to the date of payment thereof, ratably to each Holder of the Class F Instruments without preference or priority of any kind;

          FIFTEENTH, to the payment of the outstanding principal balance of the Class F Instruments, if any, and any other amounts due to the Holders of any Class F Instruments ratably, without preference or priority of any kind;

          SIXTEENTH, in the event that DVI is the Servicer, to the payment of all unreimbursed Servicing Fees due to the Servicer; and

          SEVENTEENTH, to the payment of the remainder, if any, to, or at the order of, the Issuer.

          SECTION 6.07 LIMITATION ON SUITS.

          The holder of any Note shall not have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Notes, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (i) such Noteholder has previously given written notice to the Trustee of a continuing Indenture Event of Default;

               (ii) the Noteholders evidencing not less than 25% of the Voting Rights shall have made written request to the Trustee to institute proceedings in respect of such Indenture Event of Default in its own name as Trustee hereunder;

               (iii) such Noteholder or Noteholders have offered to the Trustee adequate indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

               (iv) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (v) so long as any of the Notes remain outstanding, no direction inconsistent with such written request has been given to the Trustee during such 30-day period by Noteholders evidencing not less than 662/3% of the Voting Rights;

it being understood and intended that no one or more Noteholder shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Amended and Restated Indenture to affect, disturb, or prejudice the rights of any other Noteholder, or to obtain or to seek to obtain priority or preference over any other Noteholder or to enforce any right under this Amended and Restated Indenture, except in the manner herein provided. It is further understood and intended that so long as any portion of the Notes remains outstanding, the Servicer shall not have any right to institute any proceeding, judicial or otherwise, with respect to this Amended and Restated Indenture (other than for the enforcement of Sections 3.04(b) and 4.04) or for the appointment of a receiver or trustee, or for any other remedy hereunder.

          SECTION 6.08 UNCONDITIONAL RIGHT OF NOTEHOLDERS TO RECEIVE PAYMENT.

          Notwithstanding any other provision in this Amended and Restated Indenture, other than the provisions hereof establishing priorities of payment or limiting the right to recover amounts due on the Notes to recoveries from the Trust Property, the holder of any Note shall have the absolute and unconditional right to receive payment of the principal of and interest on such Note as such principal and interest becomes due on the Payment Dates for such payments, including the Stated Maturity Date for the applicable Class, and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Noteholder.

          SECTION 6.09 RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Amended and Restated Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Trustee and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

          SECTION 6.10. RIGHTS AND REMEDIES CUMULATIVE.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Notes in the last paragraph of
Section 2.05, no right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 6.11 DELAY OR OMISSION NOT WAIVER.

          No delay or omission of the Trustee or of any holder of any Note to exercise any right or remedy accruing upon any Indenture Event of Default shall impair any such right or remedy or constitute a waiver of any such Indenture Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

          SECTION 6.12 CONTROL BY NOTEHOLDERS.

          Except as may otherwise be provided in this Amended and Restated Indenture, until such time as the conditions specified in Section 11.01 have been satisfied in full, Noteholders evidencing not less than 662/3% of the Voting Rights shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. Notwithstanding the foregoing:

               (i) no such direction shall be in conflict with any rule of law or with this Amended and Restated Indenture;

               (ii) the Trustee shall not be required to follow any such direction which the Trustee believes may be unduly prejudicial to the rights of another Noteholder not joining in such direction or which the Trustee believes might result in any personal liability on the part of the Trustee for which the Trustee is not indemnified to its reasonable satisfaction; and

               (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with any such direction; PROVIDED that the Trustee shall give notice of any such action to each Noteholder.

          SECTION 6.13 WAIVER OF DEFAULTS AND EVENTS OF DEFAULT.

          (a) Subject to the provisions of Sections 6.08 and 9.01, Noteholders evidencing more than 50% of the Voting Rights, may, by one or more instruments in writing, waive an existing Default or Indenture Event of Default hereunder and its consequences, except a continuing Indenture Event of Default:

               (i) in respect of the payment of the principal of or interest on any outstanding Note (which may only be waived by the holder of such Note), or

               (ii) in respect of a covenant or provision hereof which under
     Article IX cannot be modified or amended without the consent of the holder of each outstanding Note affected (which only may be waived by the holders of all outstanding Notes affected).

          (b) A copy of each waiver pursuant to Section 6.13(a) shall be furnished by the Issuer to the Trustee. Upon any such waiver, such Indenture Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Amended and Restated Indenture; but no such waiver shall extend to any subsequent or other Indenture Event of Default or impair any right consequent thereon.

          SECTION 6.14 WAIVER OF STAY OR EXTENSION LAWS.

          The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Amended and Restated Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 6.15 SALE OF TRUST PROPERTY.

          (a) The power to effect any sale of any portion of the Trust Property pursuant to Section 6.03 shall not be exhausted by any one or more sales as to any portion of the Trust Property remaining unsold, but shall continue unimpaired until the entire Trust Property shall have been sold or all amounts payable on the Notes shall have been paid. The Trustee may from time to time, upon directions in accordance with Section 6.12, postpone any public sale by public announcement made at the time and place of such sale.

          (b) To the extent permitted by applicable law, the Trustee shall not in any private sale sell the Trust Property, or any portion thereof, unless either (i) until such time as the conditions specified in Section 11.01(a) have been satisfied in full, Noteholders evidencing not less than 662/3% of the Voting Rights consent to or direct the Trustee to make such sale; or (ii) the proceeds of such sale would be not less than the sum of all amounts due to the Trustee hereunder and the entire unpaid principal amount of all Class A Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes then outstanding and interest due or to become due thereon in accordance with Section 6.06 on the Payment Date next succeeding the date of such sale.

          (c) In connection with a sale of all or any portion of the Trust
Property:

               (i) any one or more Noteholders or the Trustee may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Noteholder may, in paying the purchase money therefor, deliver in lieu of cash any outstanding Notes or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders after being appropriately stamped to show such partial payment;

               (ii) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Property in connection with a sale thereof;

               (iii) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Property in connection with a sale thereof, and to take all action necessary to effect such sale; and

               (iv) no purchaser or transferee at such a sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

          (d) The method, manner, time, place and terms of any sale of all or any portion of the Trust Property shall be commercially reasonable.

          (e) The provisions of this Section 6.15 shall not be construed to restrict the ability of the Trustee to exercise any rights and powers against the Issuer or the Trust Property that are vested in the Trustee by this Amended and Restated Indenture, including, without limitation, the power of the Trustee to proceed against the collateral subject to the lien of this Amended and Restated Indenture and to institute judicial proceedings for the collection of any deficiency remaining thereafter.

          SECTION 6.16 UNDERTAKING FOR COSTS.

          In any suit for the enforcement of any right or remedy under this Amended and Restated Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may in its discretion require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.16 does not apply to a suit by the Trustee, a suit by a Noteholder pursuant to Sections 6.07 and 6.08, or a suit by any Noteholder or group of Noteholders of more than 10% in principal amount of all Class A Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes then outstanding.

                                   ARTICLE VII

                                   THE TRUSTEE

          SECTION 7.01 CERTAIN DUTIES AND RESPONSIBILITIES.

          (a) Except during the continuance of an Indenture Event of Default:

               (i) the Trustee undertakes to perform only those duties that are specifically set forth in this Amended and Restated Indenture and no others and no covenants or duties shall be implied herein in connection with the Trustee; and

               (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, statements, opinions, reports or documents furnished to the Trustee and conforming to the requirements of this Amended and Restated Indenture. The Trustee, however, shall examine the same to determine whether or not they conform to the requirements of this Amended and Restated Indenture.

          (b) If an Indenture Event of Default has occurred and is continuing, the Trustee shall exercise its rights and powers vested in it by this Amended and Restated Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Amended and Restated Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, EXCEPT that:

               (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section 7.01;

               (ii) the Trustee shall not be liable for any error in judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the directions received by it pursuant to Section 6.12 or 6.13; and

               (iv) no provision of this Amended and Restated Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Amended and Restated Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          SECTION 7.02 NOTICE OF DEFAULTS OR EVENTS OF DEFAULT.

          Within five Business Days after a Responsible Officer receives written notice or is otherwise notified of the occurrence of any Default or Indenture Event of Default hereunder or Servicer Event of Default under the Amended and Restated Contribution and Servicing Agreement, the Trustee shall transmit by certified mail return receipt requested, hand delivery or overnight courier, to all Noteholders, as their names and addresses appear in the Note Register, the Issuer, the Servicer, the Rating Agencies and the Contributor notice of such Default, Indenture Event of Default or Servicer Event of Default hereunder known to the Trustee, unless such Default, Indenture Event of Default or Servicer Event of Default shall have been cured or waived.

          SECTION 7.03 CERTAIN RIGHTS OF TRUSTEE.

          Subject to the provisions of Section 7.01:

               (i) the Trustee may rely conclusively and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order and any action of the Issuer may be sufficiently evidenced by an Issuer Order;

               (iii) whenever in the administration of this Amended and Restated Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

               (iv) the Trustee may consult with counsel as to legal matters and the advice or opinion of any such counsel selected by the Trustee with due care shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Amended and Restated Indenture at the request or direction of any of the Noteholders pursuant to this Amended and Restated Indenture, unless such Noteholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (vi) prior to the occurrence of an Indenture Event of Default and after the curing or waiving of all Indenture Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness, or other paper or document, other than to examine such documents to determine whether they conform as to form to the requirements of this Amended and Restated Indenture, unless requested in writing to do so by the Noteholders evidencing more than 50% of the Voting Rights; PROVIDED that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Amended and Restated Indenture, the Trustee may require indemnity reasonably satisfactory to it against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Issuer or, if paid by the Trustee or any predecessor trustee, shall be promptly repaid by the Issuer upon demand; and

               (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, custodian, nominee or attorney appointed with due care by it hereunder.

          SECTION 7.04 TRUSTEE'S DISCLAIMER.

          The Trustee makes no representation as to the validity or adequacy of this Amended and Restated Indenture (except as against itself), the SCTA, the Amended and Restated Contribution and Servicing Agreement, or the Notes and it shall not be responsible for any statement in the Notes other than its certificate of authentication or in any document used in the sale of the Notes. The Trustee shall have no responsibility for, or duty, or liability in connection with performance by the Servicer, and shall have no obligation to monitor the performance of the Servicer. The Trustee shall not be accountable for the use or application by the Issuer of the Notes or the proceeds thereof.

          SECTION 7.05 MONEY HELD IN TRUST.

          Money and investments held by the Trustee or other paying agent shall be held in trust in one or more Eligible Deposit Accounts as required hereunder. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with Issuer.

          SECTION 7.06 COMPENSATION, REIMBURSEMENT, ETC.

          (a) Pursuant to the Amended and Restated Contribution and Servicing Agreement, the Servicer has agreed:

               (i) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as the Servicer and the Trustee have agreed in writing prior to the Closing Date (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), such payment to be made independent of the other payment obligations of the Servicer hereunder; PROVIDED that, if a Servicer Event of Default has occurred and is continuing under Section
     10.01 of the Amended and Restated Contribution and Servicing Agreement and the Servicer is no longer DVI, then the Trustee shall be compensated, for all services rendered by it hereunder, on each Payment Date and from Available Funds on deposit in the Collection Account, an amount equal to the sum of the Servicing Fee and the Trustee Fee, such fees to be paid PARI PASSU;


               (ii) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with any provision of this Amended and Restated Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement, or advance as may be attributable to its negligence or bad faith;

               (iii) to pay the Trustee its annual administrative fee on the Closing Date;

               (iv) to pay the reasonable fees and expenses of Trustee's counsel on the Closing Date; and

               (v) to pay the reasonable annual administrative fee of each Lock-Box Bank.

          (b) The Trustee hereby acknowledges and agrees that if the Servicer fails to pay the amounts set forth in Section 7.06(a) of this Amended and Restated Indenture, the Trustee will continue to perform its obligations under this Amended and Restated Indenture, regardless of the Servicer's failure to pay such amounts, until the appointment of a successor Trustee reasonably satisfactory to the Noteholders in accordance with Section 7.08 of this Amended and Restated Indenture; PROVIDED, HOWEVER, that in such event, the Trustee shall withhold amounts otherwise payable to it pursuant to Section 7.06(a) hereof from amounts payable to the Servicer pursuant to Section 3.04(b)(i).

          SECTION 7.07 ELIGIBILITY; DISQUALIFICATION.

          The Trustee hereunder (a) shall at all times be a national banking association organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $100,000,000, PROVIDED that unless the Trustee is U.S. Bank Trust National Association, the Trustee, or the bank holding company system of which the Trustee is a member must have a long-term unsecured debt rating of at least "A" from the Rating Agencies; PROVIDED, FURTHER, that if the Trustee is U.S. Bank Trust National Association, the Trustee, or the bank holding company system of which the Trustee is a member, shall have a long-term unsecured debt rating of at least "Baa3" from Moody's or "BBB" from Fitch, Inc. or a short-term unsecured rating of "Prime-3" from "Moody's" or "F1" from Fitch, Inc., and (b) shall be subject to supervision or examination by Federal or state authority and, in the case of any successor Trustee subject to regulations regarding fiduciary funds on deposit substantially similar to 12 CFR ss. 9.10(b). If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 7.07, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.07, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.08.

          SECTION 7.08 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by a successor Trustee reasonably satisfactory to Noteholders evidencing more than 50% of the Voting Rights under Section 7.09.

          (b) Subject to Section 7.08(a) the Trustee may resign at any time by giving written notice thereof to the Issuer and by mailing notice of resignation by first-class mail, postage prepaid, to the Rating Agencies and the Noteholders at their addresses appearing on the Note Register.

          (c) The Trustee may be removed at any time by written notice from Noteholders evidencing more than 50% of the Voting Rights delivered to the Trustee and the Issuer. The Issuer, with the consent of Noteholders evidencing more than 50% of the Voting Rights, may remove the Trustee if:

               (i) the Trustee fails to comply with Section 7.07;

               (ii) the Trustee is adjudged bankrupt or insolvent;

               (iii) a receiver or other public officer takes charge of the Trustee or its property; or

               (iv) the Trustee becomes incapable of acting.

          (d) If the Trustee shall resign, be removed, or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, with the consent of Noteholders evidencing more than 50% of the Voting Rights by an act of the Issuer, shall promptly appoint a successor Trustee.

          (e) If no successor Trustee shall have been so appointed by the Issuer as hereinabove provided and accepted appointment in the manner hereinafter provided within 30 days after any such resignation or removal, existence of incapability, or occurrence of such vacancy, the Trustee or any Noteholder may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Noteholders, as their names and addresses appear in the Note Register and to the Rating Agencies. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          (g) A Trustee who has resigned or been removed shall be subject to TIA
Section 311(a) to the extent indicated therein.

          SECTION 7.09 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

          (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; PROVIDED that on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          (b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article and no reduction in the then current ratings, if any, on the Notes has occurred as a result of such appointment.

          SECTION 7.10. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

          Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; PROVIDED such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

          SECTION 7.11 CO-TRUSTEES AND SEPARATE TRUSTEES.

          (a) At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Property may at the time be located, the Issuer and the Trustee shall have power to appoint, and, upon the written request of the Trustee or the Noteholders evidencing more than 50% of the Voting Rights, the Issuer shall for such purpose join with the Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of such Trust Property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 7.11. If the Issuer does not join in such appointment within fifteen days after the receipt by it of a request so to do, or in case an Indenture Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

          (b) Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

          (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

               (i) The Notes shall be authenticated and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee.

               (ii) The rights, powers, duties, and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that, under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

               (iii) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 7.11, and, in case an Indenture Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 7.11.

               (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other such trustee hereunder and the Trustee shall not be personally liable by reason of any act or omission of any co-trustee or other such separate trustee hereunder selected and supervised by the Trustee with due care or appointed in accordance with directions to the Trustee pursuant to Section 6.12.

               (v) Any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

          SECTION 7.12 TRUSTEE TO HOLD CONTRACTS.

          On or prior to the Closing Date, the Contributor, on behalf of the Issuer, shall deliver to the Trustee (or its designee) the sole original, manually executed counterpart of each Contract (or, if the original Contract is in the form of a schedule or supplement to a master lease, all original counterparts of such schedule or supplement previously in the possession of the Contributor or the Issuer together with a true and correct copy of such master lease) that constitutes "chattel paper" or an

"instrument," as such terms are defined in the UCC. The Trustee (or its designee) shall hold such documents until such time as such Contract is released from the lien of this Amended and Restated Indenture pursuant to the provisions hereof.

          SECTION 7.13 FINANCING STATEMENTS.

          The Trustee shall execute such UCC financing statements and continuation statements as shall have been prepared by the Servicer and as shall be necessary and shall furnish the Servicer with such limited powers of attorney or other documents necessary or appropriate to enable the Servicer to fulfill its obligations under Section 4 of the Amended and Restated Contribution and Servicing Agreement and to carry out its servicing and administration duties under the Amended and Restated Contribution and Servicing Agreement.

          SECTION 7.14 TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

          (a) On and after the time the Servicer receives a notice of termination pursuant to Section 10.02 of the Amended and Restated Contribution and Servicing Agreement, the Trustee (subject to subsection (b) hereof) shall be the successor in all respects to the Servicer in its capacity as servicer under the Amended and Restated Contribution and Servicing Agreement of the Contracts and, to such extent, shall be subject to all the responsibilities, duties and liabilities (other than the duty to advance funds and indemnify) relating thereto placed on the Servicer by the terms and provisions thereof (but not the obligations of the Contributor contained therein which shall survive any such termination as provided in Section 10.02 thereof) and shall be entitled to receive from the Issuer the Servicing Fee and other servicing compensation provided for in Section 4.04 of the Amended and Restated Contribution and Servicing Agreement; PROVIDED that the Trustee shall in no way be responsible or liable for any action or actions of the Servicer before the time the Servicer receives such a notice of termination.

          (b) The Trustee may, if it is unwilling or unable to act as the successor Servicer, give notice of such fact to each Noteholder and (i) appoint a successor Servicer with a net worth of at least $15,000,000 and reasonably acceptable to Noteholders evidencing more than 50% of the Voting Rights and whose regular business includes the servicing of a similar type of contracts and the financing of medical diagnostic imaging equipment, as the successor Servicer under the Amended and Restated Contribution and Servicing Agreement, to assume all of the rights and obligations of the Servicer thereunder, including, without limitation, the Servicer's right thereunder to receive the Servicing Fee (but not the obligations of the Contributor contained therein) or, (ii) if no such institution is so appointed, petition a court of competent jurisdiction to appoint an institution meeting such criteria as the Servicer thereunder. Pending appointment of a successor Servicer under the Amended and Restated Contribution and Servicing Agreement, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee shall cause such successor Servicer to enter into a servicing agreement substantially in the form of the Amended and Restated Contribution and Servicing Agreement, except that such agreement shall not include any of the Contributor's representations, warranties or obligations and the Trustee may make arrangements for the compensation of such successor Servicer out of payments on Contracts and the related Contracts as it and such successor Servicer shall agree; PROVIDED, HOWEVER, that no such compensation shall be in excess of that provided in
Section 4.04 of the Amended and Restated Contribution and Servicing Agreement.

          SECTION 7.15 REPORTS BY TRUSTEE TO HOLDERS.

          If required by the TIA, within 60 days after each Payment Date beginning with December 12, 2000, the Trustee shall mail to each Noteholder a brief report dated as of such Payment Date that complies with TIA Section 313(a).

          SECTION 7.16 PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER.

          The Trustee is subject to and shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b).

                                  ARTICLE VIII

                                    COVENANTS

          SECTION 8.01 PAYMENT OF PRINCIPAL AND INTEREST.

          The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Amended and Restated Indenture. An installment of interest shall be considered paid on the date it is due if the Trustee holds on that date money designated for and sufficient to pay the installment.

          SECTION 8.02 MAINTENANCE OF OFFICE OR AGENCY; CHIEF EXECUTIVE OFFICE.

          (a) The Issuer will maintain in the Commonwealth of Pennsylvania an office or agency where notices and demands to or upon the Issuer in respect of the Notes and this Amended and Restated Indenture may be served.

          (b) The chief executive office of the Issuer, and the office at which the Issuer maintains its records with respect to the Contracts, the Equipment, and the transactions contemplated hereby, is located in Jamison, Pennsylvania. The Issuer will not change the location of such office without giving the Trustee and each Noteholder at least 60 days' prior written notice thereof.

          SECTION 8.03 MONEY FOR PAYMENTS TO NOTEHOLDERS TO BE HELD IN TRUST.

          (a) All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account pursuant to Section 3.04(b) or Section 6.06 shall be made on behalf of the Issuer by the Trustee, and no amounts so withdrawn from the Collection Account for payments of Notes shall be paid over to the Issuer under any circumstances except as provided in this Section 8.03.

          (b) In making payments hereunder, the Trustee will:

               (i) allocate all sums received for payment to the Noteholders on each Payment Date in accordance with the terms of this Amended and Restated Indenture;

               (ii) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided; and

               (iii) comply with all requirements of the Internal Revenue Code of 1986, as amended (or any successor statutes), and all regulations thereunder, with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith, in each case, consistent with the treatment of the Notes as indebtedness.

          (c) Except as required by applicable law, any money held by the Trustee in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable to the Noteholder shall be discharged from such trust and, subject to applicable escheat laws, paid to the Issuer upon request; and such Noteholder shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee with respect to such trust money shall thereupon cease.

          SECTION 8.04 ISSUER EXISTENCE; ETC.

          (a) The Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Delaware limited liability company and the rights, licenses and franchises of the Issuer, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Amended and Restated Indenture, the Notes, or any of the Contracts.

          (b) The Issuer shall at all times observe and comply in all material respects with (i) its limited liability company operating agreement as in effect on the date hereof, (ii) all laws, regulations and court orders applicable to it, (iii) all requirements of law in the declaration and payment of any distributions on its Units, and (iv) all requisite and appropriate formalities (including, without limitation, obtaining the consent of the Managing Member as its sole beneficial owner to authorize Issuer action as required, and as otherwise required by law) in the management of its business and affairs and the conduct of the transactions contemplated hereby, by the SCTA and by the Amended and Restated Contribution and Servicing Agreement. The SCTA limits the Issuer's activities to the purchases of assets, issuance of securities, and activities incidental thereto. No Affiliate of the Issuer pays the expenses of the Issuer except as contemplated in the Transaction Documents, and no Affiliate of the Issuer guarantees any obligation of the Issuer. Other than the purchase, contribution, substitution or sale of assets, the Issuer has no intercorporate transactions with DVI.

          (c) The Issuer will, at all times: (i) maintain (A) financial books and records separate from those of any other Person and (B) minutes of its meetings and other proceedings of its member(s); (ii) continuously maintain the resolutions, agreements and other instruments underlying the transactions contemplated hereby, by the SCTA and by the Amended and Restated Contribution and Servicing Agreement, as official records of the Issuer; (iii) act solely in its name to maintain an arm's-length relationship with the Contributor and its Affiliates; (iv) pay all of its operating expenses and liabilities from its own funds; (v) maintain an office and telephone number separate from that of the Contributor, the Managing Member and the Transferor, (vi) maintain its assets separately from the assets of the Contributor and (vii) characterize the Contributor, the Managing Member and the Transferor as separate entities in any report, tax return, financial statement, other accounting or business transaction.

          (d) The Issuer shall conduct its business solely in its own name so as to not mislead others as to the identity of the trust with which those others are concerned, and particularly will avoid the appearance of conducting business on behalf of the Contributor or any of its Affiliates or that the assets of the Issuer are available to pay the creditors of the Contributor or any of its Affiliates. Without limiting the generality of the foregoing, all oral and written communications, including, without limitation, letters, invoices, purchase orders, contracts, statements and loan applications, will be made solely in the name of the Issuer.

          (e) The Issuer will be operated so as not to be substantively consolidated for bankruptcy purposes with the Contributor.

          (f) Reserved.

          (g) The Issuer will not amend its limited liability company operating agreement without the prior consent of Noteholders evidencing more than 50% of the Voting Rights.

          (h) The Issuer shall also comply with the other applicable provisions of TIA Section 314.

          SECTION 8.05 PROTECTION OF TRUST PROPERTY; FURTHER ASSURANCES.

          The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such UCC financing statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to:

               (i) Grant more effectively all or any portion of the Trust Property;

               (ii) maintain or preserve the lien of this Amended and Restated Indenture or carry out more effectively the purposes hereof;

               (iii) publish notice of, or protect the validity of, any Grant or assignment made or to be made by this Amended and Restated Indenture and perfect the security interest contemplated hereby in favor of the Trustee in the Contracts and any security interest in the related Equipment;

               (iv) enforce or cause the Servicer to enforce any of the Contracts; or

               (v) preserve and defend title to any Contract (including the right to receive all payments due or to become due thereunder subsequent to the applicable Cut-Off Date), the security interest of the Trustee in the Equipment, or other property included in the Trust Property and preserve and defend the rights of the Trustee and the Noteholders in such Contract (including the right to receive all payments due or to become due thereunder subsequent to the applicable Cut-Off Date), Equipment and other property against the claims of all persons and parties.

The Issuer, upon the Issuer's failure to do so, hereby designates the Trustee its agent and attorney-in-fact to execute any UCC financing statement, continuation statement or other document or instrument required pursuant to this
Section 8.05; PROVIDED, HOWEVER, that such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Issuer with the foregoing covenants, and PROVIDED FURTHER that the duty of the Trustee to execute any instrument required pursuant to this Section 8.05 shall arise only if a Responsible Officer of the Trustee has actual knowledge of any failure of the Issuer to comply with the provisions of this Section 8.05.

          SECTION 8.06 COMPLIANCE CERTIFICATES.

          The Issuer will deliver to the Trustee and the Rating Agencies, within 90 days after the end of each fiscal year, an Officer's Certificate of the Managing Member, as sole owner of the beneficial interests of the Issuer, stating, in addition to the statements required by Section 1.18, as to each signer thereof, that

               (i) a review of the activities of the Issuer during such year and of performance under this Amended and Restated Indenture has been made under such officers' supervision,

               (ii) to the best of such officers' knowledge, based on such review, (a) the Issuer has fulfilled all of its obligations under this Amended and Restated Indenture throughout such year and (b) the Servicer has fulfilled all of the Servicer's obligations under the Amended and Restated Contribution and Servicing Agreement, and

               (iii) whether the officer knows of any Defaults by the Issuer under this Amended and Restated Indenture throughout such year or, if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to him and the nature and status thereof and the nature of the action taken with respect thereto.

          SECTION 8.07 PERFORMANCE OF OBLIGATIONS; AMENDED AND RESTATED CONTRIBUTION AND SERVICING AGREEMENT.

          (a) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Amended and Restated Indenture, any Supplement, the Notes, its limited liability company operating agreement, the Note Purchase Agreement, the Underwriting Agreements and any other applicable Transaction Documents.

          (b) The Issuer will clearly mark its books and records to reflect each assignment and transfer of a Contract and the security interest in the Equipment subject thereto from the Transferor.

          (c) If the Managing Member, as sole member of the Issuer, shall have actual knowledge of the occurrence of a default under either the Amended and Restated Contribution and Servicing Agreement or the SCTA, the Issuer shall promptly notify the Trustee and the Noteholders thereof, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. Unless consented to by Noteholders evidencing more than 50% of the Voting Rights, the Issuer may not waive any default under or amend the Amended and Restated Contribution and Servicing Agreement.

          (d) The Issuer shall, and shall cause the Contributor to, update any information required to be provided pursuant to Rule 144A(d) (4) of the Securities Act to subsequent purchasers of the Class E Notes to prevent such information from becoming materially false and materially misleading in a manner adverse to any Noteholder.

          SECTION 8.08 NEGATIVE COVENANTS.

          The Issuer will not:

               (i) sell, transfer, exchange or otherwise dispose of any portion of the Trust Property except as expressly permitted by this Amended and Restated Indenture or any Supplement; PROVIDED THAT nothing contained herein shall prohibit the transfer by the Issuer of amounts payable to the Issuer pursuant to Section 3.04(b);

               (ii) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Property;

               (iii) seek dissolution or liquidation in whole or in part or reorganization of its business or affairs;

               (iv) (A) permit the validity or effectiveness of this Amended and Restated Indenture or any Grant hereby to be impaired, or permit the lien of this Amended and Restated Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Amended and Restated Indenture, except as may be expressly permitted hereby, (B) permit any lien, charge, security interest, mortgage or other encumbrance to be created on or to extend to or otherwise arise upon or burden the Trust Property or any part thereof or any interest therein or the proceeds thereof other than the lien of this Amended and Restated Indenture and the rights of Obligors, or (C) permit the lien of this Amended and Restated Indenture not to constitute a valid first priority perfected security interest in the Contracts and a valid security interest in the Equipment;

               (v) engage in any business or activity in violation of the provisions contained in its limited liability company operating agreement;

               (vi) at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or other law that would prohibit or forgive the Issuer from paying all or any portion of the principal of or interest on the Notes as contemplated herein or in the Notes, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Amended and Restated Indenture; and (to the extent that it may lawfully do so) the Issuer hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted;

               (vii) merge or consolidate with any other Person unless (i) the entity surviving such merger or consolidation is a Person organized under the laws of the United States or any jurisdiction thereof, (ii) the surviving entity, if not the Issuer, shall execute and deliver to the Servicer and the Trustee, in form and substance satisfactory to each of them, (x) an instrument expressly assuming all of the obligations of the Issuer hereunder, and (y) an opinion of counsel to the effect that such Person is a Person of the type described in the preceding clause (i), has effectively assumed the obligations of the Issuer hereunder, that all conditions precedent provided for in this Amended and Restated Indenture relating to such transaction have been complied with, that in the opinion of such counsel, all UCC financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Trust Property, and reciting the details of such filings, or stating that no such action shall be necessary to preserve and protect such interest, (iii) the Issuer shall deliver to the Trustee a letter from each Rating Agency to the effect that such transaction will not, in and of itself, result in a downgrading of the rating for the Notes and (iv) immediately after giving effect to such transaction, no event of default under any Transaction Document, and no event which, after notice or lapse of time, or both, would become an event of default, shall have occurred and be continuing. The Issuer and any surviving entity, if not the Issuer, will keep all of its material assets within the United States at all times. The Issuer will not make any material change in its business;

               (viii) take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any Contract or any other instrument included in the Trust Property other than any such release occasioned by the early termination of a Contract after receipt of the Prepayment Amount, or which would result in the amendment, hypothecation, subordination, termination, or discharge of, or impair the validity or effectiveness of, any Contract or such other instrument, except as expressly provided in this Amended and Restated Indenture or the Amended and Restated Contribution and Servicing Agreement; or

               (ix) issue any other securities (other than the Notes and the Class F Instruments) unless it shall have received from the Rating Agencies a written confirmation that the issuance of such securities will not result in a Ratings Effect with respect to any class of Notes.

          SECTION 8.09 INFORMATION AS TO THE ISSUER.

          The Issuer shall file with the Trustee and the Rating Agencies:

          (a) within 15 days after filing with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Managing Member (as settlor of the Issuer) is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

          (b) immediately upon becoming aware of the existence of any condition or event which constitutes a Default or an Indenture Event of Default, a written notice describing its nature and period of existence and what action the Issuer is taking or proposes to take with respect thereto;

          (c) promptly upon the Issuer's becoming aware of:

               (i) any proposed or pending investigation of it by any governmental authority or agency, or

               (ii) any pending or proposed court or administrative proceeding which involves or may involve the possibility, individually or in the aggregate, of materially and adversely affecting the properties, business, profits or condition (financial or otherwise) of the Issuer, a written notice specifying the nature of such investigation or proceeding and what action the Issuer is taking or proposes to take with respect thereto and evaluating its merits; and

          (d) with reasonable promptness, any other data and information which may be reasonably requested from time to time.

          SECTION 8.10. PAYMENT OF TAXES AND OTHER CLAIMS.

          The Issuer will pay or discharge or cause to be paid or discharged, before any penalty accrues from the failure to so pay or discharge, (1) all taxes, assessments and governmental charges levied or imposed upon the Issuer or upon the income, profits or property (including any property that is part of the Trust Property) of the Issuer and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuer; PROVIDED, HOWEVER, that the Issuer shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate provision has been made or where the failure to effect such payment or discharge is not adverse in any material respect to the Noteholders.

          SECTION 8.11 INDEMNIFICATION.

          The Issuer agrees to indemnify and hold harmless the Trustee (which shall include its directors, officers, employees and agents) and each Noteholder (each an "INDEMNIFIED PARTY") against any and all liabilities, losses, damages, penalties, costs and expenses (including the fees and expenses of counsel and the costs of defense and legal fees and expenses) which may be incurred or suffered by such Indemnified Party without negligence, bad faith or willful misconduct on its part as a result of claims, actions, suits or judgments asserted or imposed against it and arising out of the transactions contemplated hereby, by the SCTA or by the Amended and Restated Contribution and Servicing Agreement, including, without limitation, any claims resulting from any use, operation, maintenance, repair, storage or transportation of any item of Equipment, whether or not in the Issuer's possession or under its control, and any tort claims and any fines or penalties arising from any violation of the laws or regulations of the United States or any state or local government or governmental authority; PROVIDED that, except to the extent otherwise provided in Section 6.06, all amounts payable pursuant to this Section 8.11 shall be fully subordinated to amounts payable under the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes to the extent that any amounts otherwise due and payable under the terms of this Amended and Restated Indenture have not been fully paid. In every circumstance where the Issuer has agreed to indemnify or hold harmless the Noteholders for legal fees, counsel fees and related costs and expenses, it is understood and agreed, and the Noteholders by their acceptance of their respective Notes agree, that such indemnification and holding harmless is limited to the reasonable fees, related costs and expenses of the Noteholders Counsel only. The provisions of this
Section 8.11 shall survive the termination of this Amended and Restated
Indenture.

          SECTION 8.12 CONTRACT FILES TO TRUSTEE.

          On or prior to the Closing Date or each Substitute Date, as applicable, the Contributor, on behalf of the Issuer, shall deliver to the Trustee the original counterpart of each Contract that constitutes "chattel paper" or an "instrument," as such terms are defined in the UCC.

          SECTION 8.13 PAYMENT ADVICES.

          Each payment by the Issuer or the Servicer to the Trustee pursuant to any of the provisions of the Transaction Documents shall be accompanied by written advice containing sufficient information to identify the Contract and/or Equipment to which such payment relates, the Section of the Transaction Documents pursuant to which such payment is made, and the proper application pursuant to the provisions of the applicable Transaction Document of the amounts being paid.

                                   ARTICLE IX

           AMENDMENTS AND SUPPLEMENTAL AMENDED AND RESTATED INDENTURES

          SECTION 9.01 AMENDMENTS AND SUPPLEMENTAL INDENTURES.

          This Amended and Restated Indenture or the Notes may be amended from time to time by the parties hereto, without the consent of any of the Noteholders, (i) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Amended and Restated Indenture or the Notes which shall not be materially inconsistent with the provisions of this Amended and Restated Indenture or the Notes, PROVIDED THAT such action shall not adversely affect in any respect the interests of any Noteholder or (ii) to make any change to comply with the TIA or any amendment thereto, or to comply with any requirement of the Commission in connection with the qualification of the Amended and Restated Indenture under the TIA.

          This Amended and Restated Indenture or the Notes may also be amended from time to time by the parties hereto with the consent of the Holders of Notes evidencing more than 662/3% of the Voting Rights (and with prior written notice to the Rating Agency) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Amended and Restated Indenture or the Notes or of modifying in any manner the rights of the Holders of Notes; PROVIDED, HOWEVER, that no amendment to this Amended and Restated Indenture or any supplemental indenture may (i) cause a reduction in the then current ratings, if any, of the Notes, (ii) increase or reduce in any manner the amount of, or accelerate or delay the timing of collections of payments on the related Contracts or distributions that are required to be made for the benefit of such Noteholders, (iii) reduce the aforesaid percentage of the Notes of such series which is required to consent to any such amendment or waiver, or (iv) release any of the Trust Property from the lien hereof (except as otherwise permitted herein) or modify Section 2.06, 3.04, 6.06, 6.08, 6.13 or 9.01, without the consent of each affected Noteholder. The Issuer shall furnish to the Rating Agencies copies of all amendments to and supplements to this Amended and Restated Indenture.

          It shall not be necessary for the consent of the Noteholders under this Section 9.01 to approve the particular form of any proposed amendment or supplement, but it shall be sufficient if such consent approves the substance thereof.

          SECTION 9.02 EXECUTION OF AMENDMENTS AND SUPPLEMENTAL INDENTURES.

          In executing any amendment to this Amended and Restated Indenture, the Notes or any supplemental indenture pursuant to Section 9.01 of this Amended and Restated Indenture, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon (i) an Officer's Certificate stating that all conditions precedent for entering into such amendment or supplemental indenture as set forth in the Amended and Restated Indenture have been met and (ii) an Opinion of Counsel stating that the execution of such amendment to this Amended and Restated Indenture, the Note, or any supplemental indenture is authorized or permitted by this Amended and Restated Indenture. The Trustee may, but shall not be obligated to, enter into any supplemental indenture which affects the Trustee's own rights, duties, protections, or immunities under this Amended and Restated Indenture or otherwise.

          SECTION 9.03 EFFECT OF AMENDMENTS AND SUPPLEMENTAL INDENTURES.

          Upon the execution of any amendment to this Amended and Restated Indenture, the Notes or any supplemental indenture under this Article, this Amended and Restated Indenture, the Notes or any supplemental indenture shall be modified in accordance therewith, and such amendment or supplemental indenture shall form a part of this Amended and Restated Indenture, the Notes or any supplemental indenture for all purposes, and every Noteholder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 9.04 REFERENCE IN NOTES TO AMENDMENTS AND SUPPLEMENTAL INDENTURES.

          Notes authenticated and delivered after the execution of any amendment to this Amended and Restated Indenture or any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such amendment or supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such amendment or supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for outstanding Notes.

          SECTION 9.05 COMPLIANCE WITH TRUST INDENTURE ACT.

          The Issuer hereby covenants and agrees that every amendment or supplement to this Amended and Restated Indenture or the Notes shall comply with the TIA as then in effect.

          SECTION 9.06 REVOCATION AND EFFECT OF CONSENTS.

          Subject to this Amended and Restated Indenture, each amendment, waiver or instrument evidencing other action shall become effective in accordance with its terms. Until an amendment, waiver or other action becomes effective, a consent to it by a Noteholder is a continuing consent by the Noteholder even if notation of the consent is not made on any Note.

          The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Noteholders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then those Persons who were Noteholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Noteholders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                                    ARTICLE X

                               REDEMPTION OF NOTES

          SECTION 10.01 OPTIONAL REDEMPTION; ELECTION TO REDEEM.

          (a) The Notes may be redeemed in part by the Issuer at the Partial Redemption Price on any Payment Date on which the outstanding Pool B Aggregate Discounted Contract Balance is less than 20% of the outstanding Pool B Aggregate Discounted Contract Balance as of the Closing Date. The Notes may be redeemed by the Issuer, in whole but not in part, at the Redemption Price on any Payment Date on which the Pool A Aggregate Discounted Contract Balance is less than 10% of the Pool A Aggregate Discounted Contract Balance as of the Closing Date and the Pool B Aggregate Discounted Contract Balance is less than 20% of the Pool B Aggregate Discounted Contract Balance as of the Closing Date. The Issuer, by an Authorized Officer of the Managing Member, shall set the Redemption Date and the Redemption Record Date and give notice thereof to the Trustee. Notice of redemption or partial redemption having been given as provided in the Amended and Restated Indenture, the Notes shall, on the applicable Redemption Date, become due and payable at the Redemption Price or Partial Redemption Price, as applicable. The respective Noteholders shall be paid the Redemption Price or Partial Redemption Price, as applicable, by the Trustee to the extent of Available Funds on deposit in the Collection Account, and upon presentation and surrender of the Notes on behalf of the Issuer; PROVIDED, HOWEVER, that installments of principal and interest which are due on or prior to the Redemption Date shall be payable to the respective Noteholders registered as such on the relevant Record Dates or Redemption Record Dates, as applicable, according to their terms.

          (b) The Issuer, by order of an Authorized Officer of the Managing Member, shall set the Redemption Date and the Redemption Record Date and give notice thereof to the Trustee pursuant to Section 10.02.

          SECTION 10.02 NOTICE TO TRUSTEE.

          In the case of any redemption or partial redemption pursuant to
Section 10.01, the Issuer shall, at least 20 days prior to the Redemption, notify the Trustee and the Rating Agencies of such Redemption Date and the principal amount of Notes to be redeemed in part. The notice shall be accompanied by an Officer's Certificate stating that the redemption or partial redemption complies with the provisions of this Amended and Restated Indenture.

          SECTION 10.03 NOTICE OF REDEMPTION OR PARTIAL REDEMPTION BY THE
ISSUER.

          Notice of redemption or partial redemption pursuant to Section 10.01 shall be given by first class mail, postage prepaid, mailed at least 15 days but not more than 60 days prior to the applicable Redemption Date, to each holder of a Note, at its address in the Note Register.

          All notices of redemption or partial redemption shall state:

               (1)  the Redemption Date;

               (2) the Redemption Price or Partial Redemption Price, as applicable;

               (3) that on the Redemption Date, the Redemption Price or Partial Redemption Price, as applicable, will become due and payable upon each such Note, and that interest on the redeemed portion of such Note shall cease to accrue if payment is made on such date;

               (4) the private placement number or CUSIP number, if any, of the Notes;

               (5) Corporate Trust Office where Notes are to be surrendered for payment of the Redemption Price; and

               (6)  the Redemption Record Date.

          Notice of redemption or partial redemption, as applicable, of Notes shall be given by the Issuer, by order of an Authorized Officer of the Transferor, or, at the request of such Authorized Officer of the Managing Member, by the Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption or partial redemption, as applicable, or any defect therein, to any holder of a Note shall not impair or affect the validity of the redemption or partial redemption, as applicable, of any other Note. If a private placement number or CUSIP number is listed in such notice or printed on the Note, the notice may state that no representation is made as to the correctness or accuracy of such private placement number or CUSIP number.

          SECTION 10.04 DEPOSIT OF THE REDEMPTION PRICE OR PARTIAL REDEMPTION PRICE.

          On or before the Business Day immediately preceding any Redemption Date, the Issuer shall deposit with the Trustee an amount of monies sufficient to pay the Redemption Price or Partial Redemption Price, as applicable, of all Notes outstanding on such Redemption Date (less any portion of such payment to be made from monies in the Collection Account).

          SECTION 10.05 NOTES PAYABLE ON REDEMPTION DATE.

          (a) Notice of redemption in full having been given as provided in
Section 10.03, the Notes shall, on the applicable Redemption Date, become due and payable at the Redemption Price and on such Redemption Date (unless the Issuer shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. The Noteholders shall be paid the Redemption Price by the Trustee on behalf of the Issuer; PROVIDED, HOWEVER, that installments of principal and interest which are due on or prior to the Redemption Date shall be payable to the Noteholders registered as such on the relevant Record Dates according to their terms and the provisions of Section 2.07. If the Holders of any Note called for redemption in full shall not be so paid upon surrender, the principal and interest shall, until paid, bear interest from the Redemption Date at the related Note Rate.

          (b) Notice of partial redemption having been given as provided in
Section 10.03, that portion of the Notes shall, on the applicable Redemption Date, become due and payable at the Partial Redemption Price and on such Redemption Date (unless the Issuer shall default in the payment of the Redemption Price) such Notes shall continue to bear interest only on the principal balances remaining outstanding. The Noteholders shall be paid the Partial Redemption Price by the Trustee on behalf of the Issuer; PROVIDED, HOWEVER, that installments of principal and interest which are due on or prior to the Redemption Date shall be payable to the Noteholders registered as such on the relevant Record Dates according to their terms and the provisions of Section
2.07. If the holders of any Note called for partial redemption shall not be so paid, the principal and interest shall, until paid, bear interest from the Redemption Date at the related Note Rate.

                                   ARTICLE XI

                           SATISFACTION AND DISCHARGE

          SECTION 11.01 SATISFACTION AND DISCHARGE OF AMENDED AND RESTATED INDENTURE.

          (a) This Amended and Restated Indenture shall cease to be of further effect (except as to any surviving rights herein expressly provided for), and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments and certifications acknowledging satisfaction and discharge of this Amended and Restated Indenture, when:

               (i) either:

                    (A) all Notes theretofore authenticated and delivered (other than (x) Notes which have been destroyed, lost, or stolen and which have been replaced or paid as provided in Section 2.05 and (y) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 8.03(c)) have been irrevocably paid and delivered to the Trustee for cancellation; or

                    (B) the final installments of principal on all such Notes not theretofore delivered to the Trustee for cancellation:

                         (1) have become due and payable, or

                         (2) will become due and payable at their Stated
               Maturity Date within one year,

          and the Issuer has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity Date thereof;

               (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer for the benefit of the Noteholders; and

               (iii) the Issuer has delivered to the Trustee an Officer's Certificate of the Managing Member stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Amended and Restated Indenture have been complied with.

At such time, the Trustee shall deliver to the Issuer or, upon Issuer Order, its assignee, all cash, securities and other property held by it as part of the Trust Property other than funds deposited with the Trustee pursuant to Section 11.01(a)(i)(B) for the payment and discharge of the Notes and a certificate from a Responsible Officer certifying the satisfaction and discharge of this Amended and Restated Indenture.

          (b) Notwithstanding the satisfaction and discharge of this Amended and Restated Indenture, the obligations of the Issuer under Sections 7.06 and 8.11, and, if money shall have been deposited with the Trustee pursuant to Section 11.01(a)(i)(B), the obligations of the Trustee under Section 11.02 and Section 8.03(c) shall survive.

          SECTION 11.02 APPLICATION OF TRUST MONEY.

          Subject to the provisions of Section 8.03(c), all money deposited with the Trustee pursuant to Sections 11.01 and 8.03 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Amended and Restated Indenture, to the payment to the Persons entitled thereto of the principal and interest for whose payment such money has been deposited with the Trustee.

          SECTION 11.03 REINSTATEMENT.

          If the Trustee is unable to apply any money in accordance with Section
11.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer's obligations under this Amended and Restated Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.01 until such time as the Trustee is permitted to apply all such money in accordance with Section 11.01.

                                                  AMENDED AND RESTATED INDENTURE
                                                       DATED AS OF APRIL 1, 2000

          IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Indenture to be duly executed, all as of the day and year first above written.


                                     DVI RECEIVABLES XII, L.L.C.


                                     By:  DVI Receivables Corp. VIII,
                                              its Managing Member


                                     By:__________________________________
                                     Name: Lisa J. Cruikshank
                                     Title: Vice President


                                     U.S. BANK TRUST NATIONAL ASSOCIATION,
                                     as Trustee


                                     By:__________________________________
                                     Name: Eve D. Kaplan
                                     Title: Vice President

                                   SCHEDULE 1

                                CONTRACT SCHEDULE

                                   [See Tab 4]

                                   EXHIBIT A-1
                        TO AMENDED AND RESTATED INDENTURE
                        ---------------------------------

                            [FORM OF CLASS A-1 NOTES]

     NO BENEFICIAL OWNERS OF THIS NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED NOTES HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE AMENDED AND RESTATED INDENTURE.

     NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, OR DELIVERED, EXCEPT AS PERMITTED UNDER THE AMENDED AND RESTATED INDENTURE REFERRED TO BELOW.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     BY ACCEPTANCE OF THIS NOTE, THE HOLDER AND ANY BENEFICIAL OWNER AGREES TO TREAT THIS NOTE AS INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES.

     BY ITS ACCEPTANCE HEREOF, THE HOLDER AND ANY BENEFICIAL OWNER IS DEEMED TO HAVE REPRESENTED TO THE ISSUER, THE TRUSTEE, THE SERVICER AND ANY SUCCESSOR SERVICER THAT EITHER (1) IT IS NOT A PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA OR SECTION 4975 OF THE CODE ("PLAN") AND IT IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THE CLASS A-1 NOTES ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH THE ASSETS OF A PLAN; OR (2) THE ACQUISITION AND HOLDING OF THE CLASS A-1 NOTES WILL NOT GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE.


No. 1                                               Principal Amount $39,975,000
Due: November 12, 2001                              CUSIP No. 23334YAA2


               6.7094% ASSET-BACKED NOTE, SERIES 2000-2, CLASS A-1



                                      A-1-1

     DVI RECEIVABLES XII, L.L.C., a Delaware limited liability company (the "ISSUER"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of THIRTY- NINE MILLION NINE HUNDRED SEVENTY-FIVE THOUSAND AND 00/100 DOLLARS ($39,975,000.00) in monthly installments equal to the sum of (i) the Class A-1 Monthly Principal, (ii) the Class A-1 Overdue Principal and (iii) any other principal that may be due hereon pursuant to the Amended and Restated Indenture during an Amortization Event together with (i) the Class A-1 Monthly Interest and (ii) the Class A-1 Overdue Interest due thereon on the twelfth day of each month (or if such date is not a Business Day, the next succeeding Business Day, commencing December 12, 2000 (each, a "PAYMENT DATE"), and not later than November 12, 2001, all remaining principal and interest (computed on the basis of a 360-day year of actual number of days elapsed) are due and payable in their entirety as set forth in the Amended and Restated Indenture.

          Payments of principal and interest on this Note shall be made on each Payment Date in such coin or currency of the United States of America as at such time is legal tender for payment of public and private debts to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date, or Redemption Record Date, as applicable, for such Payment Date, by wire transfer of immediately available funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date. The holder hereof shall surrender this Note at the principal Corporate Trust Office of the Trustee for the final installment of principal of this Note.

          This Note is one of a duly authorized issue of Class A-1 Notes of the Issuer designated as its 6.7094% Asset-Backed Notes, Series 2000-2, Class A-1 with aggregate principal amount of $39,975,000.00 and to be issued under an Amended and Restated Indenture, dated as of April 1, 2000 (herein called the "AMENDED AND RESTATED INDENTURE"), between the Issuer and U.S. Bank Trust National Association, as trustee (herein called the "TRUSTEE", which term includes any successor trustee under the Amended and Restated Indenture), to which Amended and Restated Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Issuer, the Trustee, and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Trust Property secures the Notes equally and ratably without prejudice, priority, or distinction between any Note of the same tranche and any other Note of the same tranche by reason of difference in time of issuance or otherwise, and also secures the payment of certain other amounts and certain other obligations as set forth in the Amended and Restated Indenture. This Note is issued under and is subject to the terms, provisions and conditions of the Amended and Restated Indenture, to which Amended and Restated Indenture the Holder of this Note by virtue of the acceptance hereof assents and by which such Holder is bound.

          Each Class A-1 Noteholder by acceptance of its Class A-1 Note (and any Person which is a beneficial owner of any interest in a Class A-1 Note, by virtue of such Persons' acquisition of a beneficial interest therein) agrees to treat the Class A-1 Notes (or beneficial interest therein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Class A-1 Noteholder agrees that it will cause any Person acquiring an interest in a Class A-1 Note through it to acknowledge the Class A-1 Notes' characterization as indebtedness and to treat the Class A-1 Notes as indebtedness for such tax purposes.


                                      A-1-2

          Each prospective initial Noteholder acquiring Class A-1 Notes, each prospective transferee acquiring a Class A-1 Note, and each prospective owner (or transferee thereof) of a beneficial interest in a Class A-1 Note (each a "Prospective Owner") will be deemed to have represented by such purchase to the Issuer, the Trustee, the Servicer and any successor Servicer that either (1) it is not a plan within the meaning of Section 3(3) of ERISA or Section 4975 of the Code ("Plan") and is not directly or indirectly acquiring the Class A-1 Note on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with the assets of a Plan; or (2) the acquisition and holding of the Class A-1 Note will not give rise to a prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code for which a statutory or administrative exemption is unavailable.

          If an Indenture Event of Default or Amortization Event shall occur and be continuing, the Notes may be declared due and payable in the manner and with the effect provided in the Amended and Restated Indenture.

          As provided in the Amended and Restated Indenture and subject to the limitations set forth therein and above, the transfer of this Class A-1 Note is registrable in the Note Register, upon surrender of this Class A-1 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Amended and Restated Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-1 Notes, of authorized denominations and for the same original aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes may be redeemed in part by the Issuer at the partial redemption price set forth in the Amended and Restated Indenture on any Payment Date on which the outstanding Pool B Aggregate Discounted Contract Balance is less than 20% of the Pool B Aggregate Discounted Contract Balance on the Closing Date in the manner provided in the Amended and Restated Indenture. The Notes may be redeemed by the Issuer, in whole but not in part, at the redemption price set forth in the Amended and Restated Indenture on any Payment Date on which the Pool A Aggregate Discounted Contract Balance is less than 10% of the Pool A Aggregate Discounted Contract Balance as of the Closing Date and the Pool B Aggregate Discounted Contract Balance is less than 20% of the Pool B Aggregate Discounted Contract Balance as of the Closing Date in the manner provided in the Amended and Restated Indenture.

          The Notes are issuable only in registered form without coupons in denominations as provided in the Amended and Restated Indenture and subject to certain limitations therein set forth. No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Class A-1 Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Class A-1 Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Class A-1 Note and the Amended and Restated Indenture may be amended or supplemented as set forth in the Amended and Restated Indenture.


                                      A-1-3

          By accepting this Class A-1 Note, the holder hereof irrevocably appoints the Trustee under the Amended and Restated Indenture as the special attorney-in-fact for the holder vested with full power on behalf of the holder to effect and enforce the rights of such holder and the provisions of the Amended and Restated Indenture for the benefit of the holder. The preceding provision in no way shall limit the right of the holder hereof to demand payment hereunder or bring an action to enforce payment hereof.

          All capitalized terms used in this Class A-1 Note which are defined in the Amended and Restated Indenture and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated Indenture.

          As provided in the Amended and Restated Indenture, this Class A-1 Note and the Amended and Restated Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Amended and Restated Indenture or be valid or obligatory for any purpose.

          This Class A-1 Note does not purport to summarize the Amended and Restated Indenture and reference is made to the Amended and Restated Indenture for information with respect to interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Amended and Restated Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee, U.S. Bank Trust National Association, 180 Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance.


                            [Signature page follows]


                                      A-1-4

          IN WITNESS WHEREOF, DVI RECEIVABLES XII, L.L.C. has caused this instrument to be duly executed.


                                          DVI RECEIVABLES XII, L.L.C.


                                          By:  DVI Receivables Corp. VIII,
                                                   its Managing Member


                                          By:__________________________________
                                          Name:
                                          Title:





Dated:________________________

This is one of the Notes
referred to in the within
mentioned Amended and Restated Indenture.

U.S. BANK TRUST NATIONAL ASSOCIATION,
 as Trustee


By:__________________________________
         Authorized Signatory




                                      A-1-5

                                   EXHIBIT A-2
                        TO AMENDED AND RESTATED INDENTURE
                        ---------------------------------

                            [FORM OF CLASS A-2 NOTES]


     NO BENEFICIAL OWNERS OF THIS NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED NOTES HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE AMENDED AND RESTATED INDENTURE.

     NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, OR DELIVERED, EXCEPT AS PERMITTED UNDER THE AMENDED AND RESTATED INDENTURE REFERRED TO BELOW.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     BY ACCEPTANCE OF THIS NOTE, THE HOLDER AND ANY BENEFICIAL OWNER AGREES TO TREAT THIS NOTE AS INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES.

     BY ITS ACCEPTANCE HEREOF, THE HOLDER AND ANY BENEFICIAL OWNER IS DEEMED TO HAVE REPRESENTED TO THE ISSUER, THE TRUSTEE, THE SERVICER AND ANY SUCCESSOR SERVICER THAT EITHER (1) IT IS NOT A PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA OR SECTION 4975 OF THE CODE ("PLAN") AND IT IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THE CLASS A-2 NOTES ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH THE ASSETS OF A PLAN; OR (2) THE ACQUISITION AND HOLDING OF THE CLASS A-2 NOTES WILL NOT GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE.


No. 1                                            Principal Amount $41,000,000.00
Due: January 12, 2003                            CUSIP No.  23334YAB0


               6.759% ASSET-BACKED NOTE, SERIES 2000-2, CLASS A-2



                                      A-2-1

          DVI RECEIVABLES XII, L.L.C., a limited liability company (the "ISSUER"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of FORTY-ONE MILLION AND 00/100 DOLLARS ($41,000,000.00) in monthly installments equal to the sum of (i) the Class A-2 Monthly Principal, (ii) the Class A-2 Overdue Principal and (iii) any other principal that may be due hereon pursuant to the Amended and Restated Indenture during an Amortization Event together with (i) the Class A-2 Monthly Interest and (ii) the Class A-2 Overdue Interest due thereon on the twelfth day of each month (or if such date is not a Business Day, the next succeeding Business Day, commencing December 12, 2000 (each, a "PAYMENT DATE"), and not later than January 12, 2003, all remaining principal and interest (computed on the basis of a 360-day year of twelve 30-day months) are due and payable in their entirety as set forth in the Amended and Restated Indenture.

          Payments of principal and interest on this Note shall be made on each Payment Date in such coin or currency of the United States of America as at such time is legal tender for payment of public and private debts to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date, or Redemption Record Date, as applicable, for such Payment Date, by wire transfer of immediately available funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date. The holder hereof shall surrender this Note at the principal Corporate Trust Office of the Trustee for the final installment of principal of this Note.

          This Note is one of a duly authorized issue of Class A-2 Notes of the Issuer designated as its 6.759% Asset-Backed Notes, Series 2000-2, Class A-2 with aggregate principal amount of $41,000,000.00 and to be issued under an Amended and Restated Indenture, dated as of April 1, 2000 (herein called the "AMENDED AND RESTATED INDENTURE"), between the Issuer and U.S. Bank Trust National Association, as trustee (herein called the "TRUSTEE", which term includes any successor trustee under the Amended and Restated Indenture), to which Amended and Restated Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Issuer, the Trustee, and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Trust Property secures the Notes equally and ratably without prejudice, priority, or distinction between any Note of the same tranche and any other Note of the same tranche by reason of difference in time of issuance or otherwise, and also secures the payment of certain other amounts and certain other obligations as set forth in the Amended and Restated Indenture. This Note is issued under and is subject to the terms, provisions and conditions of the Amended and Restated Indenture, to which Amended and Restated Indenture the Holder of this Note by virtue of the acceptance hereof assents and by which such Holder is bound.

          Each Class A-2 Noteholder by acceptance of its Class A-2 Note (and any Person which is a beneficial owner of any interest in a Class A-2 Note, by virtue of such Persons' acquisition of a beneficial interest therein) agrees to treat the Class A-2 Notes (or beneficial interest therein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Class A-2 Noteholder agrees that it will cause any Person acquiring an interest in a Class A-2 Note through it to acknowledge the Class A-2 Notes' characterization as indebtedness and to treat the Class A-2 Notes as indebtedness for such tax purposes.



                                      A-2-2

          Each prospective initial Noteholder acquiring Class A-2 Notes, each prospective transferee acquiring a Class A-2 Note, and each prospective owner (or transferee thereof) of a beneficial interest in a Class A-2 Note (each a "Prospective Owner") will be deemed to have represented by such purchase to the Issuer, the Trustee, the Servicer and any successor Servicer that either (1) it is not a plan within the meaning of Section 3(3) of ERISA or Section 4975 of the Code ("Plan") and is not directly or indirectly acquiring the Class A-2 Notes on behalf of, as investment manager of, as named fiduciary of or with the assets of a Plan; or (2) the acquisition and holding of the Class A-2 Notes will not give rise to a nonexempt prohibited transaction under Section 406(a) of ERISA or
Section 4975 of the Code for which a statutory or administrative exemption is unavailable.

          If an Indenture Event of Default or Amortization Event shall occur and be continuing, the Notes may be declared due and payable in the manner and with the effect provided in the Amended and Restated Indenture.

          As provided in the Amended and Restated Indenture and subject to the limitations set forth therein and above, the transfer of this Class A-2 Note is registrable in the Note Register, upon surrender of this Class A-2 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Amended and Restated Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-2 Notes, of authorized denominations and for the same original aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes may be redeemed in part by the Issuer at the partial redemption price set forth in the Amended and Restated Indenture on any Payment Date on which the outstanding Pool B Aggregate Discounted Contract Balance is less than 20% of the Pool B Aggregate Discounted Contract Balance on the Closing Date in the manner provided in the Amended and Restated Indenture. The Notes may be redeemed by the Issuer, in whole but not in part, at the redemption price set forth in the Amended and Restated Indenture on any Payment Date on which the Pool A Aggregate Discounted Contract Balance is less than 10% of the Pool A Aggregate Discounted Contract Balance as of the Closing Date and the Pool B Aggregate Discounted Contract Balance is less than 20% of the Pool B Aggregate Discounted Contract Balance as of the Closing Date in the manner provided in the Amended and Restated Indenture.

          The Notes are issuable only in registered form without coupons in denominations as provided in the Amended and Restated Indenture and subject to certain limitations therein set forth. No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Class A-2 Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Class A-2 Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Class A-2 Note and the Amended and Restated Indenture may be amended or supplemented as set forth in the Amended and Restated Indenture.


                                      A-2-3

          By accepting this Class A-2 Note, the holder hereof irrevocably appoints the Trustee under the Amended and Restated Indenture as the special attorney-in-fact for the holder vested with full power on behalf of the holder to effect and enforce the rights of such holder and the provisions of the Amended and Restated Indenture for the benefit of the holder. The preceding provision in no way shall limit the right of the holder hereof to demand payment hereunder or bring an action to enforce payment hereof.

          All capitalized terms used in this Class A-2 Note which are defined in the Amended and Restated Indenture and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated Indenture.

          As provided in the Amended and Restated Indenture, this Class A-2 Note and the Amended and Restated Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Amended and Restated Indenture or be valid or obligatory for any purpose.

          This Class A-2 Note does not purport to summarize the Amended and Restated Indenture and reference is made to the Amended and Restated Indenture for information with respect to interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Amended and Restated Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee, U.S. Bank Trust National Association, 180 Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance.


                            [Signature page follows]


                                      A-2-4

          IN WITNESS WHEREOF, DVI RECEIVABLES XII, L.L.C. has caused this instrument to be duly executed.


                                          DVI RECEIVABLES XII, L.L.C.


                                          By:  DVI Receivables Corp. VIII,
                                                   its Managing Member


                                          By:_______________________________
                                          Name:
                                          Title:





Dated:________________________

This is one of the Notes
referred to in the within
mentioned Amended and Restated Indenture.

U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee


By:__________________________________
         Authorized Signatory




                                      A-2-5

                                   EXHIBIT A-3
                        TO AMENDED AND RESTATED INDENTURE
                        ---------------------------------



                            [FORM OF CLASS A-3 NOTES]


     NO BENEFICIAL OWNERS OF THIS NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED NOTES HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE AMENDED AND RESTATED INDENTURE.

     NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, OR DELIVERED, EXCEPT AS PERMITTED UNDER THE AMENDED AND RESTATED INDENTURE REFERRED TO BELOW.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     BY ACCEPTANCE OF THIS NOTE, THE HOLDER AND ANY BENEFICIAL OWNER AGREES TO TREAT THIS NOTE AS INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES.

     BY ITS ACCEPTANCE HEREOF, THE HOLDER AND ANY BENEFICIAL OWNER IS DEEMED TO HAVE REPRESENTED TO THE ISSUER, THE TRUSTEE, THE SERVICER AND ANY SUCCESSOR SERVICER THAT EITHER (1) IT IS NOT A PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA OR SECTION 4975 OF THE CODE ("PLAN") AND IT IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THE CLASS A-3 NOTES ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH THE ASSETS OF A PLAN; OR (2) THE ACQUISITION AND HOLDING OF THE CLASS A-3 NOTES WILL NOT GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE.


No. 1                                            Principal Amount $74,000,000.00
Due: July 12, 2004                               CUSIP No. 23334YAC8




                                      A-3-1

               6.808% ASSET-BACKED NOTE, SERIES 2000-2, CLASS A-3

     DVI RECEIVABLES XII, L.L.C., a Delaware limited liability company (the "ISSUER"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of SEVENTY- FOUR MILLION AND 00/100 DOLLARS ($74,000,000.00) in monthly installments equal to the sum of (i) the Class A-3 Monthly Principal, (ii) the Class A-3 Overdue Principal and (iii) any other principal that may be due hereon pursuant to the Amended and Restated Indenture during an Amortization Event together with (i) the Class A-3 Monthly Interest and (ii) the Class A-3 Overdue Interest due thereon on the twelfth day of each month or if such date is not a Business Day, the next succeeding Business Day, commencing December 12, 2000 (each, a "PAYMENT DATE"), and not later than July 12, 2004, all remaining principal and interest (computed on the basis of a 360-day year of twelve 30-day months) are due and payable in their entirety as set forth in the Amended and Restated Indenture.

          Payments of principal and interest on this Note shall be made on each Payment Date in such coin or currency of the United States of America as at such time is legal tender for payment of public and private debts to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date, or Redemption Record Date, as applicable, for such Payment Date, by wire transfer of immediately available funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date. The holder hereof shall surrender this Note at the principal Corporate Trust Office of the Trustee for the final installment of principal of this Note.

          This Note is one of a duly authorized issue of Class A-3 Notes of the Issuer designated as its 6.808% Asset-Backed Notes, Series 2000-2, Class A-3 with aggregate principal amount of $74,000,000 and to be issued under an Amended and Restated Indenture, dated as of April 1, 2000 (herein called the "AMENDED AND RESTATED INDENTURE"), between the Issuer and U.S. Bank Trust National Association, as trustee (herein called the "TRUSTEE", which term includes any successor trustee under the Amended and Restated Indenture), to which Amended and Restated Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Issuer, the Trustee, and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Trust Property secures the Notes equally and ratably without prejudice, priority, or distinction between any Note of the same tranche and any other Note of the same tranche by reason of difference in time of issuance or otherwise, and also secures the payment of certain other amounts and certain other obligations as set forth in the Amended and Restated Indenture. This Note is issued under and is subject to the terms, provisions and conditions of the Amended and Restated Indenture, to which Amended and Restated Indenture the Holder of this Note by virtue of the acceptance hereof assents and by which such Holder is bound.

          Each Class A-3 Noteholder by acceptance of its Class A-3 Note (and any Person which is a beneficial owner of any interest in a Class A-3 Note, by virtue of such Persons' acquisition of a beneficial interest therein) agrees to treat the Class A-3 Notes (or beneficial interest therein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Class A-3 Noteholder agrees that it will cause any Person acquiring an interest


                                      A-3-2
in a Class A-3 Note through it to acknowledge the Class A-3 Notes' characterization as indebtedness and to treat the Class A-3 Notes as indebtedness for such tax purposes.

          Each prospective initial Noteholder acquiring Class A-3 Notes, each prospective transferee acquiring a Class A-3 Note, and each prospective owner (or transferee thereof) of a beneficial interest in a Class A-3 Note (each a "Prospective Owner") will be deemed to have represented by such purchase to the Issuer, the Trustee, the Servicer and any successor Servicer that either (1) it is not a plan within the meaning of Section 3(3) of ERISA or Section 4975 of the Code ("Plan") and is not directly or indirectly acquiring the Class A-3 Note on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with the assets of a Plan; or (2) the acquisition and holding of the Class A-3 Note will not give rise to a prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code for which a statutory or administrative exemption is unavailable.

          If an Indenture Event of Default or Amortization Event shall occur and be continuing, the Notes may be declared due and payable in the manner and with the effect provided in the Amended and Restated Indenture.

          As provided in the Amended and Restated Indenture and subject to the limitations set forth therein and above, the transfer of this Class A-3 Note is registrable in the Note Register, upon surrender of this Class A-3 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Amended and Restated Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-3 Notes, of authorized denominations and for the same original aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes may be redeemed in part by the Issuer at the partial redemption price set forth in the Amended and Restated Indenture on any Payment Date on which the outstanding Pool B Aggregate Discounted Contract Balance is less than 20% of the Pool B Aggregate Discounted Contract Balance on the Closing Date in the manner provided in the Amended and Restated Indenture. The Notes may be redeemed by the Issuer, in whole but not in part, at the redemption price set forth in the Amended and Restated Indenture on any Payment Date on which the Pool A Aggregate Discounted Contract Balance is less than 10% of the Pool A Aggregate Discounted Contract Balance as of the Closing Date and the Pool B Aggregate Discounted Contract Balance is less than 20% of the Pool B Aggregate Discounted Contract Balance as of the Closing Date in the manner provided in the Amended and Restated Indenture.

          The Notes are issuable only in registered form without coupons in denominations as provided in the Amended and Restated Indenture and subject to certain limitations therein set forth. No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Class A-3 Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Class A-3 Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.


                                      A-3-3

          This Class A-3 Note and the Amended and Restated Indenture may be amended or supplemented as set forth in the Amended and Restated Indenture.

          By accepting this Class A-3 Note, the holder hereof irrevocably appoints the Trustee under the Amended and Restated Indenture as the special attorney-in-fact for the holder vested with full power on behalf of the holder to effect and enforce the rights of such holder and the provisions of the Amended and Restated Indenture for the benefit of the holder. The preceding provision in no way shall limit the right of the holder hereof to demand payment hereunder or bring an action to enforce payment hereof.

          All capitalized terms used in this Class A-3 Note which are defined in the Amended and Restated Indenture and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated Indenture.

          As provided in the Amended and Restated Indenture, this Class A-3 Note and the Amended and Restated Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Class A-3 Note shall not be entitled to any benefit under the Amended and Restated Indenture or be valid or obligatory for any purpose.

          This Class A-3 Note does not purport to summarize the Amended and Restated Indenture and reference is made to the Amended and Restated Indenture for information with respect to interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Amended and Restated Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee, U.S. Bank Trust National Association, 180 Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance.


          [Signature page follows]


                                      A-3-4

          IN WITNESS WHEREOF, DVI RECEIVABLES XII, L.L.C. has caused this instrument to be duly executed.


                                          DVI RECEIVABLES XII, L.L.C.


                                          By:  DVI Receivables Corp. VIII,
                                                   its Managing Member


                                          By:_______________________________
                                          Name:
                                          Title:





Dated:________________________

This is one of the Notes
referred to in the within
mentioned Amended and Restated Indenture.

U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee


By:__________________________________
         Authorized Signatory




                                      A-3-5

                                   EXHIBIT A-4
                        TO AMENDED AND RESTATED INDENTURE
                        ---------------------------------



                            [FORM OF CLASS A-4 NOTES]


     NO BENEFICIAL OWNERS OF THIS NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED NOTES HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE AMENDED AND RESTATED INDENTURE.

     NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, OR DELIVERED, EXCEPT AS PERMITTED UNDER THE AMENDED AND RESTATED INDENTURE REFERRED TO BELOW.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     BY ACCEPTANCE OF THIS NOTE, THE HOLDER AND ANY BENEFICIAL OWNER AGREES TO TREAT THIS NOTE AS INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES.

     BY ITS ACCEPTANCE HEREOF, THE HOLDER AND ANY BENEFICIAL OWNER IS DEEMED TO HAVE REPRESENTED TO THE ISSUER, THE TRUSTEE, THE SERVICER AND ANY SUCCESSOR SERVICER THAT EITHER (1) IT IS NOT A PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA OR SECTION 4975 OF THE CODE ("PLAN") AND IT IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THE CLASS A-4 NOTES ON BEHALF OF, AS INVESTMENT MANAGER OR, AS NAMED FIDUCIARY OF OR WITH THE ASSETS OF A PLAN; OR (2) THE ACQUISITION AND HOLDING OF THE CLASS A-4 NOTES WILL NOT GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE.


No. 1                                            Principal Amount $85,804,000.00
Due: November 12, 2008                           CUSIP No. 23334YAD6




                                      A-4-1

               7.115% ASSET-BACKED NOTE, SERIES 2000-2, CLASS A-4

     DVI RECEIVABLES XII, L.L.C., a Delaware limited liability company (the "ISSUER"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of EIGHTY- FIVE MILLION EIGHT HUNDRED FOUR THOUSAND AND 00/100 DOLLARS ($85,804,000.00) in monthly installments equal to the sum of (i) the Class A-4 Monthly Principal, (ii) the Class A-4 Overdue Principal and (iii) any other principal that may be due hereon pursuant to the Amended and Restated Indenture during an Amortization Event together with (i) the Class A-4 Monthly Interest and (ii) the Class A-4 Overdue Interest due thereon on the twelfth day of each month or if such date is not a Business Day, the next succeeding Business Day, commencing December 12, 2000 (each, a "PAYMENT DATE"), and not later than November 12, 2008, all remaining principal and interest (computed on the basis of a 360-day year of twelve 30-day months) are due and payable in their entirety as set forth in the Amended and Restated Indenture.

          Payments of principal and interest on this Note shall be made on each Payment Date in such coin or currency of the United States of America as at such time is legal tender for payment of public and private debts to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date, or Redemption Record Date, as applicable, for such Payment Date, by wire transfer of immediately available funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date. The holder hereof shall surrender this Note at the principal Corporate Trust Office of the Trustee for the final installment of principal of this Note.

          This Note is one of a duly authorized issue of Class A-4 Notes of the Issuer designated as its 7.115% Asset-Backed Notes, Series 2000-2, Class A-4 with aggregate principal amount of $85,804,000.00 and to be issued under an Amended and Restated Indenture, dated as of April 1, 2000 (herein called the "AMENDED AND RESTATED INDENTURE"), between the Issuer and U.S. Bank Trust National Association, as trustee (herein called the "TRUSTEE", which term includes any successor trustee under the Amended and Restated Indenture), to which Amended and Restated Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Issuer, the Trustee, and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Trust Property secures the Notes equally and ratably without prejudice, priority, or distinction between any Note of the same tranche and any other Note of the same tranche by reason of difference in time of issuance or otherwise, and also secures the payment of certain other amounts and certain other obligations as set forth in the Amended and Restated Indenture. This Note is issued under and is subject to the terms, provisions and conditions of the Amended and Restated Indenture, to which Amended and Restated Indenture the Holder of this Note by virtue of the acceptance hereof assents and by which such Holder is bound.

          Each Class A-4 Noteholder by acceptance of its Class A-4 Note (and any Person which is a beneficial owner of any interest in a Class A-4 Note, by virtue of such Persons' acquisition of a beneficial interest therein) agrees to treat the Class A-4 Notes (or beneficial interest therein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Class A-4 Noteholder agrees that it will cause any Person acquiring an interest


                                      A-4-2
in a Class A-4 Note through it to acknowledge the Class A-4 Notes' characterization as indebtedness and to treat the Class A-4 Notes as indebtedness for such tax purposes.

          Each prospective initial Noteholder acquiring Class A-4 Notes, each prospective transferee acquiring a Class A-4 Note, and each prospective owner (or transferee thereof) of a beneficial interest in a Class A-4 Note (each a "Prospective Owner") will be deemed to have represented by such purchase to the Issuer, the Trustee, the Servicer and any successor Servicer that either (1) it is not a plan within the meaning of Section 3(3) of ERISA or Section 4975 of the Code ("Plan") and is not directly or indirectly acquiring the Class A-4 Notes on behalf of, as investment manager of, as named fiduciary of or with the assets of a Plan; or (2) the acquisition and holding of the Class A-4 Notes will not give rise to a prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code for which a statutory or administrative exemption is unavailable.

          If an Indenture Event of Default or Amortization Event shall occur and be continuing, the Notes may be declared due and payable in the manner and with the effect provided in the Amended and Restated Indenture.

          As provided in the Amended and Restated Indenture and subject to the limitations set forth therein and above, the transfer of this Class A-4 Note is registrable in the Note Register, upon surrender of this Class A-4 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Amended and Restated Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-4 Notes, of authorized denominations and for the same original aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes may be redeemed in part by the Issuer at the partial redemption price set forth in the Amended and Restated Indenture on any Payment Date on which the outstanding Pool B Aggregate Discounted Contract Balance is less than 20% of the Pool B Aggregate Discounted Contract Balance on the Closing Date in the manner provided in the Amended and Restated Indenture. The Notes may be redeemed by the Issuer, in whole but not in part, at the redemption price set forth in the Amended and Restated Indenture on any Payment Date on which the Pool A Aggregate Discounted Contract Balance is less than 10% of the Pool A Aggregate Discounted Contract Balance as of the Closing Date and the Pool B Aggregate Discounted Contract Balance is less than 20% of the Pool B Aggregate Discounted Contract Balance as of the Closing Date in the manner provided in the Amended and Restated Indenture.

          The Notes are issuable only in registered form without coupons in denominations as provided in the Amended and Restated Indenture and subject to certain limitations therein set forth. No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Class A-4 Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Class A-4 Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.


                                      A-4-3

          This Class A-4 Note and the Amended and Restated Indenture may be amended or supplemented as set forth in the Amended and Restated Indenture.

          By accepting this Class A-4 Note, the holder hereof irrevocably appoints the Trustee under the Amended and Restated Indenture as the special attorney-in-fact for the holder vested with full power on behalf of the holder to effect and enforce the rights of such holder and the provisions of the Amended and Restated Indenture for the benefit of the holder. The preceding provision in no way shall limit the right of the holder hereof to demand payment hereunder or bring an action to enforce payment hereof.

          All capitalized terms used in this Class A-4 Note which are defined in the Amended and Restated Indenture and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated Indenture.

          As provided in the Amended and Restated Indenture, this Class A-4 Note and the Amended and Restated Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Class A-4 Note shall not be entitled to any benefit under the Amended and Restated Indenture or be valid or obligatory for any purpose.

          This Class A-4 Note does not purport to summarize the Amended and Restated Indenture and reference is made to the Amended and Restated Indenture for information with respect to interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Amended and Restated Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee, U.S. Bank Trust National Association, 180 Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance.


          [Signature page follows]


                                      A-4-4

          IN WITNESS WHEREOF, DVI RECEIVABLES XII, L.L.C. has caused this instrument to be duly executed.


                                          DVI RECEIVABLES XII, L.L.C.


                                          By:  DVI Receivables Corp. VIII,
                                                   its Managing Member


                                          By:_______________________________
                                          Name:
                                          Title:





Dated:______________________

This is one of the Notes
referred to in the within
mentioned Amended and Restated Indenture.

U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee


By:__________________________________
         Authorized Signatory
Name:
Title:




                                      A-4-5

                                    EXHIBIT B
                        TO AMENDED AND RESTATED INDENTURE
                        ---------------------------------



                             [FORM OF CLASS B NOTES]


     NO BENEFICIAL OWNERS OF THIS NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED NOTES HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE AMENDED AND RESTATED INDENTURE.

     NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, OR DELIVERED, EXCEPT AS PERMITTED UNDER THE AMENDED AND RESTATED INDENTURE REFERRED TO BELOW.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     BY ACCEPTANCE OF THIS NOTE, THE HOLDER AND ANY BENEFICIAL OWNER AGREES TO TREAT THIS NOTE AS INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES.

     BY ITS ACCEPTANCE HEREOF, THE HOLDER AND ANY BENEFICIAL OWNER IS DEEMED TO HAVE REPRESENTED TO THE ISSUER, THE TRUSTEE, THE SERVICER AND ANY SUCCESSOR SERVICER THAT EITHER (1) IT IS NOT A PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA OR SECTION 4975 OF THE CODE ("PLAN") AND IT IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THE CLASS B NOTES ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH THE ASSETS OF A PLAN; OR (2) THE ACQUISITION AND HOLDING OF THE CLASS B NOTES WILL NOT GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE.


No. 1                                            Principal Amount $4,104,000.00
Due: November 12, 2008                           CUSIP No. 23334YAE4

                7.063% ASSET-BACKED NOTE, SERIES 2000-2, CLASS B

          DVI RECEIVABLES XII, L.L.C., a Delaware limited liability company (the "ISSUER"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of FOUR MILLION ONE HUNDRED FOUR THOUSAND AND 00/100 DOLLARS ($4,104,000.00) in monthly installments equal to the sum of
(i) the Class B Monthly Principal, (ii) the Class B Overdue Principal and (iii) any other principal that may be due hereon pursuant to the Amended and Restated Indenture during an Amortization Event together with (i) the Class B Monthly Interest and (ii) the Class B Overdue Interest due thereon on the twelfth day of each month (or if such date is not a Business Day, the next succeeding Business Day, commencing December 12, 2000 (each, a "PAYMENT DATE"), and not later than November 12, 2008, all remaining principal and interest (computed on the basis of a 360-day year of twelve 30-day months) are due and payable in their entirety as set forth in the Amended and Restated Indenture.

          Payments of principal and interest on this Note shall be made on each Payment Date in such coin or currency of the United States of America as at such time is legal tender for payment of public and private debts to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date, or Redemption Record Date, as applicable, for such Payment Date, by wire transfer of immediately available funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date. The holder hereof shall surrender this Note at the principal Corporate Trust Office of the Trustee for the final installment of principal of this Note.

          This Note is one of a duly authorized issue of Class B Notes of the Issuer designated as its 7.063% Asset-Backed Notes, Series 2000-2, Class B with aggregate principal amount of $4,104,000.00 and to be issued under an Amended and Restated Indenture, dated as of April 1, 2000 (herein called the "AMENDED AND RESTATED INDENTURE"), between the Issuer and U.S. Bank Trust National Association, as trustee (herein called the "TRUSTEE", which term includes any successor trustee under the Amended and Restated Indenture), to which Amended and Restated Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Issuer, the Trustee, and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Trust Property secures the Notes equally and ratably without prejudice, priority, or distinction between any Note of the same class and any other Note of the same class by reason of difference in time of issuance or otherwise, and also secures the payment of certain other amounts and certain other obligations as set forth in the Amended and Restated Indenture. This Note is issued under and is subject to the terms, provisions and conditions of the Amended and Restated Indenture, to which Amended and Restated Indenture the Holder of this Note by virtue of the acceptance hereof assents and by which such Holder is bound.

          Each Class B Noteholder by acceptance of its Class B Note (and any Person which is a beneficial owner of any interest in a Class B Note, by virtue of such Persons' acquisition of a beneficial interest therein) agrees to treat the Class B Notes (or beneficial interest therein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Class B Noteholder agrees that it will cause any Person acquiring an interest in a Class B Note through it to acknowledge the Class B Notes' characterization as indebtedness and to agree to comply with the Amended and Restated Indenture as to treatment of the Class B Notes as indebtedness for such tax purpose.

          Each prospective initial Noteholder acquiring Class B Notes, each prospective transferee acquiring the Class B Notes, and each prospective owner (or transferee thereof) of a beneficial interest in Class B Notes (each a "Prospective Owner") will be deemed to have represented by such purchase to the Issuer, the Trustee, the Servicer and any successor Servicer that either (1) it is not a plan within the meaning of Section 3(3) of ERISA or Section 4975 of the Code ("Plan") and is not directly or indirectly acquiring the Class B Notes on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with the assets of a Plan; or (2) the acquisition and holding of the Class B Notes will not give rise to a prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code for which a statutory or administrative exemption is unavailable.

          If an Indenture Event of Default or Amortization Event shall occur and be continuing, the Notes may be declared due and payable in the manner and with the effect provided in the Amended and Restated Indenture.

          As provided in the Amended and Restated Indenture and subject to the limitations set forth therein and above, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Amended and Restated Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same original aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes may be redeemed in part by the Issuer at the partial redemption price set forth in the Amended and Restated Indenture on any Payment Date on which the outstanding Pool B Aggregate Discounted Contract Balance is less than 20% of the Pool B Aggregate Discounted Contract Balance on the Closing Date in the manner provided in the Amended and Restated Indenture. The Notes may be redeemed by the Issuer, in whole but not in part, at the redemption price set forth in the Amended and Restated Indenture on any Payment Date on which the Pool A Aggregate Discounted Contract Balance is less than 10% of the Pool A Aggregate Discounted Contract Balance as of the Closing Date and the Pool B Aggregate Discounted Contract Balance is less than 20% of the Pool B Aggregate Discounted Contract Balance as of the Closing Date in the manner provided in the Amended and Restated Indenture.

          The Notes are issuable only in registered form without coupons in denominations as provided in the Amended and Restated Indenture and subject to certain limitations therein set forth. No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Note and the Amended and Restated Indenture may be amended or supplemented as set forth in the Amended and Restated Indenture.

          By accepting this Note, the holder hereof irrevocably appoints the Trustee under the Amended and Restated Indenture as the special attorney-in-fact for the holder vested with full power on behalf of the holder to effect and enforce the rights of such holder and the provisions of the Amended and Restated Indenture for the benefit of the holder. The preceding provision in no way shall limit the right of the holder hereof to demand payment hereunder or bring an action to enforce payment hereof.

          All capitalized terms used in this Note which are defined in the Amended and Restated Indenture and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated Indenture.

          As provided in the Amended and Restated Indenture, this Note and the Amended and Restated Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Amended and Restated Indenture or be valid or obligatory for any purpose.

          This Class B Note does not purport to summarize the Amended and Restated Indenture and reference is made to the Amended and Restated Indenture for information with respect to interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Amended and Restated Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee, U.S. Bank Trust National Association, 180 Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance.


                            [Signature page follows]

          IN WITNESS WHEREOF, DVI RECEIVABLES XII, L.L.C. has caused this instrument to be duly executed.


                                          DVI RECEIVABLES XII, L.L.C.


                                          By:  DVI Receivables Corp. VIII,
                                                   its Managing Member





                                          By:_______________________________
                                          Name:
                                          Title:





Dated:______________________

This is one of the Notes
referred to in the within
mentioned Amended and Restated Indenture.

U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee


By:__________________________________
         Authorized Signatory

                                    EXHIBIT C
                        TO AMENDED AND RESTATED INDENTURE
                        ---------------------------------



                             [FORM OF CLASS C NOTES]


     NO BENEFICIAL OWNERS OF THIS NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED NOTES HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE AMENDED AND RESTATED INDENTURE.

     NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, OR DELIVERED, EXCEPT AS PERMITTED UNDER THE AMENDED AND RESTATED INDENTURE REFERRED TO BELOW.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     BY ACCEPTANCE OF THIS NOTE, THE HOLDER AND ANY BENEFICIAL OWNER AGREES TO TREAT THIS NOTE AS INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES.

     BY ITS ACCEPTANCE HEREOF, THE HOLDER AND ANY BENEFICIAL OWNER IS DEEMED TO HAVE REPRESENTED TO THE ISSUER, THE TRUSTEE, THE SERVICER AND ANY SUCCESSOR SERVICER THAT EITHER (1) IT IS NOT A PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA OR SECTION 4975 OF THE CODE ("PLAN") AND IT IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THE CLASS C NOTES ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH THE ASSETS OF A PLAN; OR (2) THE ACQUISITION AND HOLDING OF THE CLASS C NOTES WILL NOT GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE.


No. 1                                            Principal Amount $8,208,000.00
Due: November 12, 2008                           CUSIP No. 23334YAF1

                7.208% ASSET-BACKED NOTE, SERIES 2000-2, CLASS C

          DVI RECEIVABLES XII, L.L.C., a Delaware limited liability company (the "ISSUER"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of EIGHT MILLION TWO HUNDRED EIGHT THOUSAND AND 00/100 DOLLARS ($8,208,000.00) in monthly installments equal to the sum of (i) the Class C Monthly Principal, (ii) the Class C Overdue Principal and
(iii) any other principal that may be due hereon pursuant to the Amended and Restated Indenture during an Amortization Event together with (i) the Class C Monthly Interest and (ii) the Class C Overdue Interest due thereon on the twelfth day of each month (or if such date is not a Business Day, the next succeeding Business Day, commencing December 12, 2000 (each, a "PAYMENT DATE"), and not later than November 12, 2008, all remaining principal and interest (computed on the basis of a 360-day year of twelve 30-day months) are due and payable in their entirety as set forth in the Amended and Restated Indenture.

          Payments of principal and interest on this Note shall be made on each Payment Date in such coin or currency of the United States of America as at such time is legal tender for payment of public and private debts to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date, or Redemption Record Date, as applicable, for such Payment Date, by wire transfer of immediately available funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date. The holder hereof shall surrender this Note at the principal Corporate Trust Office of the Trustee for the final installment of principal of this Note.

          This Note is one of a duly authorized issue of Class C Notes of the Issuer designated as its 7.208% Asset-Backed Notes, Series 2000-2, Class C with aggregate principal amount of $8,208,000.00 and to be issued under an Amended and Restated Indenture, dated as of April 1, 2000 (herein called the "AMENDED AND RESTATED INDENTURE"), between the Issuer and U.S. Bank Trust National Association, as trustee (herein called the "TRUSTEE", which term includes any successor trustee under the Amended and Restated Indenture), to which Amended and Restated Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Issuer, the Trustee, and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Trust Property secures the Notes equally and ratably without prejudice, priority, or distinction between any Note of the same class and any other Note of the same class by reason of difference in time of issuance or otherwise, and also secures the payment of certain other amounts and certain other obligations as set forth in the Amended and Restated Indenture. This Note is issued under and is subject to the terms, provisions and conditions of the Amended and Restated Indenture, to which Amended and Restated Indenture the Holder of this Note by virtue of the acceptance hereof assents and by which such Holder is bound.

          Each Class C Noteholder by acceptance of its Class C Note (and any Person which is a beneficial owner of any interest in a Class C Note, by virtue of such Persons' acquisition of a beneficial interest therein) agrees to treat the Class C Notes (or beneficial interest therein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Class C Noteholder agrees that it will cause any Person acquiring an interest in a Class C Note through it to acknowledge the Class C Notes' characterization as indebtedness and to agree to comply with the Amended and Restated Indenture as to treatment of the Class C Notes as indebtedness for such tax purpose.

          Each prospective initial Noteholder acquiring Class C Notes, each prospective transferee acquiring the Class C Notes, and each prospective owner (or transferee thereof) of a beneficial interest in Class C Notes (each a "Prospective Owner") will be deemed to have represented by such purchase to the Issuer, the Trustee, the Servicer and any successor Servicer that either (1) it is not a plan within the meaning of Section 3(3) of ERISA or Section 4975 of the Code ("Plan") and is not directly or indirectly acquiring the Class C Notes on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with the assets of a Plan; or (2) the acquisition and holding of the Class C Notes will not give rise to a prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code for which a statutory or administrative exemption is unavailable.

          If an Indenture Event of Default or Amortization Event shall occur and be continuing, the Notes may be declared due and payable in the manner and with the effect provided in the Amended and Restated Indenture.

          As provided in the Amended and Restated Indenture and subject to the limitations set forth therein and above, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Amended and Restated Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same original aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes may be redeemed in part by the Issuer at the partial redemption price set forth in the Amended and Restated Indenture on any Payment Date on which the outstanding Pool B Aggregate Discounted Contract Balance is less than 20% of the Pool B Aggregate Discounted Contract Balance on the Closing Date in the manner provided in the Amended and Restated Indenture. The Notes may be redeemed by the Issuer, in whole but not in part, at the redemption price set forth in the Amended and Restated Indenture on any Payment Date on which the Pool A Aggregate Discounted Contract Balance is less than 10% of the Pool A Aggregate Discounted Contract Balance as of the Closing Date and the Pool B Aggregate Discounted Contract Balance is less than 20% of the Pool B Aggregate Discounted Contract Balance as of the Closing Date in the manner provided in the Amended and Restated Indenture.

          The Notes are issuable only in registered form without coupons in denominations as provided in the Amended and Restated Indenture and subject to certain limitations therein set forth. No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Note and the Amended and Restated Indenture may be amended or supplemented as set forth in the Amended and Restated Indenture.

          By accepting this Note, the holder hereof irrevocably appoints the Trustee under the Amended and Restated Indenture as the special attorney-in-fact for the holder vested with full power on behalf of the holder to effect and enforce the rights of such holder and the provisions of the Amended and Restated Indenture for the benefit of the holder. The preceding provision in no way shall limit the right of the holder hereof to demand payment hereunder or bring an action to enforce payment hereof.

          All capitalized terms used in this Note which are defined in the Amended and Restated Indenture and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated Indenture.

          As provided in the Amended and Restated Indenture, this Note and the Amended and Restated Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Amended and Restated Indenture or be valid or obligatory for any purpose.

          This Class C Note does not purport to summarize the Amended and Restated Indenture and reference is made to the Amended and Restated Indenture for information with respect to interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Amended and Restated Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee, U.S. Bank Trust National Association, 180 Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance.


                            [Signature page follows]

          IN WITNESS WHEREOF, DVI RECEIVABLES XII, L.L.C. has caused this instrument to be duly executed.


                                          DVI RECEIVABLES XII, L.L.C.


                                          By:  DVI Receivables Corp. VIII,
                                                   its Managing Member


                                          By:_______________________________
                                          Name:
                                          Title:





Dated:_________________________

This is one of the Notes
referred to in the within
mentioned Amended and Restated Indenture.

U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee


By:__________________________________
         Authorized Signatory

                                    EXHIBIT D
                        TO AMENDED AND RESTATED INDENTURE
                        ---------------------------------



                             [FORM OF CLASS D NOTES]


     NO BENEFICIAL OWNERS OF THIS NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED NOTES HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE AMENDED AND RESTATED INDENTURE.

     NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, OR DELIVERED, EXCEPT AS PERMITTED UNDER THE AMENDED AND RESTATED INDENTURE REFERRED TO BELOW.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     BY ACCEPTANCE OF THIS NOTE, THE HOLDER AND ANY BENEFICIAL OWNER AGREES TO TREAT THIS NOTE AS INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES.

     BY ITS ACCEPTANCE HEREOF, THE HOLDER AND ANY BENEFICIAL OWNER IS DEEMED TO HAVE REPRESENTED TO THE ISSUER, THE TRUSTEE, THE SERVICER AND ANY SUCCESSOR SERVICER THAT EITHER (1) IT IS NOT A PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA OR SECTION 4975 OF THE CODE ("PLAN") AND IT IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THE CLASS D NOTES ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH THE ASSETS OF A PLAN; OR (2) THE ACQUISITION AND HOLDING OF THE CLASS D NOTES WILL NOT GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE.


No. 1                                             Principal Amount $5,472,000.00
Due: November 12, 2008                            CUSIP No. 23334YAG9

                7.693% ASSET-BACKED NOTE, SERIES 2000-2, CLASS D

          DVI RECEIVABLES XII, L.L.C., a Delaware limited liability company (the "ISSUER"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of FIVE MILLION FOUR HUNDRED SEVENTY-TWO THOUSAND AND 00/100 DOLLARS ($5,472,000.00) in monthly installments equal to the sum of (i) the Class D Monthly Principal, (ii) the Class D Overdue Principal and
(iii) any other principal that may be due hereon pursuant to the Amended and Restated Indenture during an Amortization Event together with (i) the Class D Monthly Interest and (ii) the Class D Overdue Interest due thereon on the twelfth day of each month (or if such date is not a Business Day, the next succeeding Business Day, commencing December 12, 2000 (each, a "PAYMENT DATE"), and not later than November 12, 2008, all remaining principal and interest (computed on the basis of a 360-day year of twelve 30-day months) are due and payable in their entirety as set forth in the Amended and Restated Indenture.

          Payments of principal and interest on this Note shall be made on each Payment Date in such coin or currency of the United States of America as at such time is legal tender for payment of public and private debts to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date, or Redemption Record Date, as applicable, for such Payment Date, by wire transfer of immediately available funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date. The holder hereof shall surrender this Note at the principal Corporate Trust Office of the Trustee for the final installment of principal of this Note.

          This Note is one of a duly authorized issue of Class D Notes of the Issuer designated as its 7.693% Asset-Backed Notes, Series 2000-2, Class D with aggregate principal amount of $5,472,000.00 and to be issued under an Amended and Restated Indenture dated as of April 1, 2000 (herein called the "AMENDED AND RESTATED INDENTURE"), between the Issuer and U.S. Bank Trust National Association, as trustee (herein called the "TRUSTEE", which term includes any successor trustee under the Amended and Restated Indenture), to which Amended and Restated Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Issuer, the Trustee, and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Trust Property secures the Notes equally and ratably without prejudice, priority, or distinction between any Note of the same class and any other Note of the same class by reason of difference in time of issuance or otherwise, and also secures the payment of certain other amounts and certain other obligations as set forth in the Amended and Restated Indenture. This Note is issued under and is subject to the terms, provisions and conditions of the Amended and Restated Indenture, to which Amended and Restated Indenture the Holder of this Note by virtue of the acceptance hereof assents and by which such Holder is bound.

          Each Class D Noteholder by acceptance of its Class D Note (and any Person which is a beneficial owner of any interest in a Class D Note, by virtue of such Persons' acquisition of a beneficial interest therein) agrees to treat the Class D Notes (or beneficial interest therein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Class D Noteholder agrees that it will cause any Person acquiring an interest in a Class D Note through it to acknowledge the Class D Notes' characterization as indebtedness and to agree to comply with the Amended and Restated Indenture as to treatment of the Class D Notes as indebtedness for such tax purpose.

          Each prospective initial Noteholder acquiring Class D Notes, each prospective transferee acquiring the Notes, and each prospective owner (or transferee thereof) of a beneficial interest in Class D Notes (each a "Prospective Owner") will be deemed to have represented by such purchase to the Issuer, the Trustee, the Servicer and any successor Servicer that either (1) it is not a plan within the meaning of Section 3(3) of ERISA or Section 4975 of the Code ("Plan") and is not directly or indirectly acquiring the Notes on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with the assets of a Plan; or (2) the acquisition and holding of the Class D Notes will not give rise to a prohibited transaction under Section 406(a) of ERISA or
Section 4975 of the Code for which a statutory or administrative exemption is unavailable.

          If an Indenture Event of Default or Amortization Event shall occur and be continuing, the Notes may be declared due and payable in the manner and with the effect provided in the Amended and Restated Indenture.

          As provided in the Amended and Restated Indenture and subject to the limitations set forth therein and above, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Amended and Restated Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same original aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes may be redeemed in part by the Issuer at the partial redemption price set forth in the Amended and Restated Indenture on any Payment Date on which the outstanding Pool B Aggregate Discounted Contract Balance is less than 20% of the Pool B Aggregate Discounted Contract Balance on the Closing Date in the manner provided in the Amended and Restated Indenture. The Notes may be redeemed by the Issuer, in whole but not in part, at the redemption price set forth in the Amended and Restated Indenture on any Payment Date on which the Pool A Aggregate Discounted Contract Balance is less than 10% of the Pool A Aggregate Discounted Contract Balance as of the Closing Date and the Pool B Aggregate Discounted Contract Balance is less than 20% of the Pool B Aggregate Discounted Contract Balance as of the Closing Date in the manner provided in the Amended and Restated Indenture.

          The Notes are issuable only in registered form without coupons in denominations as provided in the Amended and Restated Indenture and subject to certain limitations therein set forth. No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Note and the Amended and Restated Indenture may be amended or supplemented as set forth in the Amended and Restated Indenture.

          By accepting this Note, the holder hereof irrevocably appoints the Trustee under the Amended and Restated Indenture as the special attorney-in-fact for the holder vested with full power on behalf of the holder to effect and enforce the rights of such holder and the provisions of the Amended and Restated Indenture for the benefit of the holder. The preceding provision in no way shall limit the right of the holder hereof to demand payment hereunder or bring an action to enforce payment hereof.

          All capitalized terms used in this Note which are defined in the Amended and Restated Indenture and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated Indenture.

          As provided in the Amended and Restated Indenture, this Note and the Amended and Restated Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Amended and Restated Indenture or be valid or obligatory for any purpose.

          This Class D Note does not purport to summarize the Amended and Restated Indenture and reference is made to the Amended and Restated Indenture for information with respect to interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Amended and Restated Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee, U.S. Bank Trust National Association, 180 Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance.


                            [Signature page follows]

          IN WITNESS WHEREOF, DVI RECEIVABLES XII, L.L.C. has caused this instrument to be duly executed.


                                          DVI RECEIVABLES XII, L.L.C.


                                          By:  DVI Receivables Corp. VIII,
                                                   its Managing Member


                                          By:_______________________________
                                          Name:
                                          Title:





Dated:

This is one of the Notes
referred to in the within
mentioned Amended and Restated Indenture.

U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee


By:__________________________________
         Authorized Signatory

                                    EXHIBIT E
                        TO AMENDED AND RESTATED INDENTURE
                        ---------------------------------



                             [FORM OF CLASS E NOTES]

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     BY ACCEPTANCE OF THIS NOTE, THE HOLDER AND ANY BENEFICIAL OWNER AGREES TO TREAT THIS NOTE AS INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES.

     THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAW OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
2.04 OF THE AMENDED AND RESTATED INDENTURE REFERRED TO HEREIN.

     BY ITS ACCEPTANCE HEREOF, THE HOLDER AND ANY BENEFICIAL OWNER IS DEEMED TO HAVE REPRESENTED TO THE ISSUER, THE TRUSTEE, THE SERVICER AND ANY SUCCESSOR SERVICER THAT EITHER (1) IT IS NOT A PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA OR SECTION 4975 OF THE CODE ("PLAN") AND IT IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THE CLASS E NOTES ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH THE ASSETS OF A PLAN; OR (2) THE ACQUISITION AND HOLDING OF THE CLASS E NOTES WILL NOT GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE.

THIS CLASS E NOTE MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) SUCH TRANSFEREE IS A "UNITED STATES PERSON" AS DEFINED IN SECTION 7701(a)(30) OF THE CODE; (ii) (A) SUCH TRANSFEREE IS NOT A GRANTOR TRUST, PARTNERSHIP OR S CORPORATION FOR UNITED STATES FEDERAL INCOME TAX PURPOSES OR
(B) SUCH TRANSFEREE IS A GRANTOR TRUST, PARTNERSHIP OR S CORPORATION FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, BUT AFTER GIVING EFFECT TO SUCH TRANSFER OF CLASS E NOTES TO SUCH TRANSFEREE,

SUBSTANTIALLY ALL OF THE VALUE OF THE INTEREST OF AN OWNER OF THE TRANSFEREE IN THE TRANSFEREE WILL NOT BE ATTRIBUTABLE TO THE PASS-THROUGH ENTITY'S OWNERSHIP INTEREST IN SECURITIES ISSUED BY THE ISSUER OTHER THAN THE CLASS A, CLASS B AND CLASS C NOTES AND (ii) FOR THE PURPOSES OF SECTION 7704 OF THE CODE AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER, AFTER SUCH TRANSFER THE ISSUER WOULD NOT BE TREATED AS HAVING MORE THAN 100 PARTNERS.

No. 1                                             Principal Amount $6,840,000.00
Due: November 12, 2008                            CUSIP No. 23334YAH7



                10.267% ASSET-BACKED NOTE, SERIES 2000-2, CLASS E

          DVI RECEIVABLES XII, L.L.C., a Delaware limited liability company (the "ISSUER"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of SIX MILLION EIGHT HUNDRED FORTY THOUSAND AND 00/100 DOLLARS ($6,840,000.00) in monthly installments equal to the sum of (i) the Class E Monthly Principal, (ii) the Class E Overdue Principal and
(iii) any other principal that may be due hereon pursuant to the Amended and Restated Indenture during an Amortization Event together with (i) the Class E Monthly Interest and (ii) the Class E Overdue Interest due thereon on the twelfth day of each month (or if such date is not a Business Day, the next succeeding Business Day, commencing December 12, 2000 (each, a "PAYMENT DATE"), and not later than November 12, 2008, all remaining principal and interest (computed on the basis of a 360-day year of twelve 30-day months) are due and payable in their entirety as set forth in the Amended and Restated Indenture.

          THE RIGHTS TO RECEIVE PAYMENTS WITH RESPECT TO THIS CLASS E NOTE ARE SUBORDINATE TO THE PRIOR PAYMENT IN FULL ON EACH PAYMENT DATE OF CERTAIN AMOUNTS DUE AND PAYABLE ON THE CLASS A NOTES, THE CLASS B NOTES, THE CLASS C NOTES AND THE CLASS D NOTES AS PROVIDED IN THE AMENDED AND RESTATED INDENTURE.

          Payments of principal and interest on this Note shall be made on each Payment Date in such coin or currency of the United States of America as at such time is legal tender for payment of public and private debts to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date or Redemption Date, as applicable, for such Payment Date, which shall be the last Business Day of the month preceding the month in which the Payment Date occurs (or in the case of the initial Payment Date, the Closing Date), by wire transfer of immediately available funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date. The holder hereof shall surrender this Note at the principal Corporate Trust Office of the Trustee for the final installment of principal of this Note.

          This Note is one of a duly authorized issue of Class E Notes of the Issuer designated as its 10.267% Asset-Backed Notes, Series 2000-2, Class E with aggregate principal amount of

$6,840,000.00 and to be issued under an Amended and Restated Indenture dated as of April 1, 2000 (herein called the "AMENDED AND RESTATED INDENTURE"), between the Issuer and U.S. Bank Trust National Association, as trustee (herein called the "TRUSTEE", which term includes any successor trustee under the Amended and Restated Indenture), to which Amended and Restated Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Issuer, the Trustee, and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Trust Property secures the Notes equally and ratably without prejudice, priority, or distinction between any Note of the same class and any other Note of the same class by reason of difference in time of issuance or otherwise, and also secures the payment of certain other amounts and certain other obligations as set forth in the Amended and Restated Indenture. This Note is issued under and is subject to the terms, provisions and conditions of the Amended and Restated Indenture, to which Amended and Restated Indenture the Holder of this Note by virtue of the acceptance hereof assents and by which such Holder is bound.

          The Issuer, the Trustee and each Class E Noteholder by acceptance of its Class E Note (and any Person that is a beneficial owner of any interest in a Class E Note, by virtue of such Person's acquisition of a beneficial interest therein) agrees to treat the Class E Notes for purposes of federal, state and local income or franchise taxes (and any other tax imposed on or measured by income) as indebtedness. Each Class E Noteholder agrees that it will cause any Person acquiring an interest in a Class E Note through it to acknowledge the Class E Notes' characterization as indebtedness and to agree to comply with this Amended and Restated Indenture as to treatment of the Class E Notes as indebtedness for such tax purposes.

          Each prospective initial Noteholder acquiring Notes, each prospective transferee acquiring the Class E Notes, and each prospective owner (or transferee thereof) of a beneficial interest in Class E Notes (each a "Prospective Owner") will be deemed to have represented by such purchase to the Issuer, the Trustee, the Servicer and any successor Servicer that either (1) it is not a plan within the meaning of Section 3(3) of ERISA or Section 4975 of the Code ("Plan") and is not directly or indirectly acquiring the Class E Notes on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with the assets of a Plan; or (2) the acquisition and holding of the Class E Notes will not give rise to a prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code for which a statutory or administrative exemption is unavailable.

          If an Indenture Event of Default or Amortization Event shall occur and be continuing, the Notes may be declared due and payable in the manner and with the effect provided in the Amended and Restated Indenture.

          As provided in the Amended and Restated Indenture and subject to the limitations set forth therein and above, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Amended and Restated Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same original aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes may be redeemed in part by the Issuer at the partial redemption price set forth in the Amended and Restated Indenture on any Payment Date on which the outstanding Pool B Aggregate Discounted Contract Balance is less than 20% of the Pool B Aggregate Discounted Contract Balance on the Closing Date in the manner provided in the Amended and Restated Indenture. The Notes may be redeemed by the Issuer, in whole but not in part, at the redemption price set forth in the Amended and Restated Indenture on any Payment Date on which the Pool A Aggregate Discounted Contract Balance is less than 10% of the Pool A Aggregate Discounted Contract Balance as of the Closing Date and the Pool B Aggregate Discounted Contract Balance is less than 20% of the Pool B Aggregate Discounted Contract Balance as of the Closing Date in the manner provided in the Amended and Restated Indenture.

          The Notes are issuable only in registered form without coupons in denominations as provided in the Amended and Restated Indenture and subject to certain limitations therein set forth. No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Note and the Amended and Restated Indenture may be amended or supplemented as set forth in the Amended and Restated Indenture.

          By accepting this Note, the holder hereof irrevocably appoints the Trustee under the Amended and Restated Indenture as the special attorney-in-fact for the holder vested with full power on behalf of the holder to effect and enforce the rights of such holder and the provisions of the Amended and Restated Indenture for the benefit of the holder. The preceding provision in no way shall limit the right of the holder hereof to demand payment hereunder or bring an action to enforce payment hereof.

          All capitalized terms used in this Note which are defined in the Amended and Restated Indenture and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated Indenture.

          As provided in the Amended and Restated Indenture, this Note and the Amended and Restated Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Amended and Restated Indenture or be valid or obligatory for any purpose.

          This Class E Note does not purport to summarize the Amended and Restated Indenture and reference is made to the Amended and Restated Indenture for information with respect to interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Amended and Restated Indenture and all amendments thereto will be provided to any Noteholder, at its expense, upon a written request to the Trustee, U.S. Bank Trust National Association, 180 Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance.



                            [Signature page follows]

          IN WITNESS WHEREOF, DVI RECEIVABLES XII, L.L.C. has caused this instrument to be duly executed.


                                          DVI RECEIVABLES XII, L.L.C.


                                          By:  DVI Receivables Corp. VIII,
                                                   its Managing Member


                                          By:_______________________________
                                          Name:
                                          Title:





Dated:______________________

This is one of the Notes
referred to in the within
mentioned Amended and Restated Indenture.

U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee


By:__________________________________
         Authorized Signatory

                                    EXHIBIT F
                        TO AMENDED AND RESTATED INDENTURE
                        ---------------------------------




               [FORM OF CLASS F INSTRUMENT TO BE PROVIDED WITH ANY SUPPLEMENT PURSUANT TO WHICH CLASS F INSTRUMENTS ARE ISSUED]

                                    EXHIBIT G
                        TO AMENDED AND RESTATED INDENTURE
                        ---------------------------------


                                INVESTMENT LETTER
                                -----------------

                                                  _______________, 200_


DVI Receivables XII, L.L.C.
2500 York Road
Jamison, Pennsylvania  18929

U.S. Bank Trust National Association
180 Fifth Street
St. Paul, Minnesota  55101


                  Re:  $         % Asset-Backed Notes, Series 2000-2, Class
                       CUSIP Number
                       ----------------------------------------------------

Ladies and Gentlemen:

          ___________________________ (the "SELLER") intends to transfer
$_____________ in aggregate principal amount of the captioned Notes to _____________________ (the "PURCHASER").


          1. In connection with such transfer, and in accordance with Section
2.04 of the Amended and Restated Indenture, dated as of April 1, 2000 (the "AMENDED AND RESTATED INDENTURE"; all capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Amended and Restated Indenture), between DVI Receivables XII, L.L.C. (the "ISSUER") and U.S. Bank Trust National Association, not in its individual capacity but solely as Trustee (the "TRUSTEE"), pursuant to which the Notes were issued, the Seller hereby certifies to you the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Notes, any interest in the Notes or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Notes, any interest in the Notes or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Notes under the Securities Act of 1933, as amended (the "1933 ACT"), or under state securities laws, or which would render the disposition of the Notes a violation of Section 5 of the 1933 Act or applicable state securities laws or require registration pursuant thereto.

          2. The Purchaser warrants and represents to, and covenants with, the Trustee pursuant to Section 2.04 of the Amended and Restated Indenture that:

          (a) The Purchaser agrees to be bound, as Noteholder, by all of the terms, covenants and conditions of the Amended and Restated Indenture and the Notes, and from and after the date hereof, the Purchaser assumes for the benefit of each of the Trustee and the Seller all of the Seller's obligations as Noteholder thereunder;

          (b) The Purchaser understands that the Notes have not been and may never be registered under the 1933 Act or the securities laws of any state;

          (c) The Purchaser is acquiring the Notes for investment for its own account or the account of another qualified institutional buyer (within the meaning of Rule 144A under the 1933 Act) only and not for any other person or with a view to the distribution thereof in violation of applicable securities laws;

          (d) The Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Notes;

          (e) The Purchaser has been furnished with all information regarding the Notes that it has requested from the Seller or the Trustee and has been afforded the opportunity to ask all questions it reasonably desires to ask of the Seller (and all such questions have been answered to the Purchaser's satisfaction);

          (f) Neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Notes, any interest in the Notes or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Notes, any interest in the Notes or any other similar security from, or otherwise approached or negotiated with respect to the Notes, any interest in the Notes or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Notes under the 1933 Act or applicable state securities laws or which would render the disposition of the Notes a violation of Section 5 of the 1933 Act or applicable state securities laws or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Notes; and

          (g) The Purchaser will strictly comply with the Amended and Restated Indenture as to treatment of the Class ___ Notes as indebtedness of the Seller for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income.

          3. The Purchaser represents and warrants to the Issuer, the Trustee, the Servicer and any successor Servicer that either (1) it is not a plan within the meaning of Section 3(3) of ERISA or Section 4975 of the Code ("Plan") and is not directly or indirectly acquiring this Note on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with the assets of a Plan; or (2) the acquisition and holding of this Note will not give rise to a prohibited transaction under Section 406(a) of ERISA or section 4975 of the Code for which a statutory or administrative exemption is unavailable.

          4. The Purchaser understands and agrees with the Seller that the Seller is transferring the Notes pursuant to the exemption from registration under the 1933 Act provided by Rule 144A thereunder ("RULE 144A") and the Purchaser hereby represents and warrants to the Seller and the Trustee that the Purchaser is a "qualified institutional buyer" as defined in Rule 144A.

          The Purchaser acknowledges that it is familiar with Rule 144A and understand that you are and will continue to rely on the statements made herein.

          5. This Certification may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties have caused this Investment Letter to be executed by their duly authorized officers as of the date first above written.


___________________________________       ______________________________________
Seller                                    Purchaser



By:_______________________________        By:__________________________________


Its:______________________________        Its:__________________________________


Taxpayer Identification                      Taxpayer Identification
No.______________________                    No.________________________

                                    EXHIBIT H





                                   [Reserved.]

                                    EXHIBIT I

                                 TAX CERTIFICATE

                         [With respect to Class E Notes]

     The undersigned hereby certifies and represents as follows to the parties listed in the Amended and Restated Indenture to which this certification relates with respect to the Class E Notes described therein:

          This Tax Certificate ("CERTIFICATE") is delivered in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner (the "BENEFICIAL OWNER"), or nominee on behalf of the beneficial owner of the above-described Class E Notes.

          Each Holder must complete Part I, Part II (if the holder is a nominee), Part III, Part IV and in all cases sign and otherwise complete this certificate. Each Holder shall submit with this certificate an IRS Form W-9 (or any such successor form) to such Holder.

Part I

          1. _______________ (Name of beneficial owner) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations);

          2. The beneficial owner's office address and place of incorporation (if applicable) is _______________; and

          3.   The beneficial owner's U.S. employer identification number is
               _______________.

Part II - Nominees

          If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this certificate has been made in reliance upon information contained in:

          ____  an IRS Form W-9

          ____  a form such as this or substantially similar

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trustee at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with a change in beneficial owners, the undersigned agrees to submit a new Tax Certificate to the Trustee promptly after such change.

Part III - Declaration
          The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trustee within sixty (60) days of the date that the Beneficial Owner becomes a foreign person. The undersigned understands that this certificate may be disclosed to the Internal Revenue Service by the Trustee and any false statement contained therein could be punishable by fines, imprisonment or both.

Part IV - Representation

          The undersigned hereby represents, warrants and agrees that it :

          (1) (a) is purchasing the Class E Note for its own account and is the sole beneficial owner of such Note;

               (b) either (i) is not, for federal income tax purposes, a partnership, trust, estate or "S Corporation" (as defined in the Code) (each a "PASS-THROUGH ENTITY") or (ii) is for federal income tax purposes, a Pass-through Entity, but after giving effect to our purchase of such Note less than 50 percent of the aggregate value of our assets would consist of Class E Notes; and

               (c) such Note has not been transferred through an "established securities market" within the meaning of Section 7704(b) of the Code;

          (2) if it is a Pass-through Entity, it covenants that the portion of its assets consisting of Class E Notes will remain below 50 percent at all times; and

          (3) if it resells or transfers any of the Class E Notes, it will obtain from each subsequent purchaser or transferee a letter containing the same representations and agreements as set forth herein.

     The undersigned understands and agrees that no initial or subsequent sale or other transfer of a Class E Note may be made unless such sale or transfer (i) is accompanied by delivery of a tax statement in the form of this letter, (ii) is made to a "United States Person" as defined in Section 7701(a)(30) of the code, as certified in such tax statement, and (iii) will not cause the Issuer to be treated as a publicly traded partnership for United States federal income tax purposes. Any attempted transfer, assignment, conveyance, participation or subdivision in contravention of the preceding restrictions, as reasonably determined by the Trustee, shall be void AB INITIO and the purported transferor, seller or subdivider of such Class E Note shall continue to be treated as the Holder of such Note for all purposes of the Amended and Restated Indenture.

          IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized officer as of the date first above written.


                                          __________________________________
                                          Purchaser

                                          By:_______________________________
                                          Its:______________________________

================================================================================


                           DVI RECEIVABLES XII, L.L.C.
                                     ISSUER


                                       AND


                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                                     TRUSTEE





                         AMENDED AND RESTATED INDENTURE

                            Dated as of April 1, 2000





 $265,403,000 in aggregate principal amount of Asset-Backed Notes consisting of:

        $39,975,000 6.7094% ASSET BACKED NOTES, SERIES 2000-2, CLASS A-1

         $41,000,000 6.759% ASSET BACKED NOTES, SERIES 2000-2, CLASS A-2

         $74,000,000 6.808% ASSET BACKED NOTES, SERIES 2000-2, CLASS A-3

         $85,804,000 7.115% ASSET BACKED NOTES, SERIES 2000-2, CLASS A-4

          $4,104,000 7.063% ASSET BACKED NOTES, SERIES 2000-2, CLASS B

          $8,208,000 7.208% ASSET BACKED NOTES, SERIES 2000-2, CLASS C

          $5,472,000 7.693% ASSET BACKED NOTES, SERIES 2000-2, CLASS D

         $6,840,000 10.267%% ASSET BACKED NOTES, SERIES 2000-2, CLASS E

                                TABLE OF CONTENTS

                                                                            Page


RECITALS OF THE ISSUER ........................................................1
GRANTING CLAUSE ...............................................................2


                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.01    Definitions....................................................3
SECTION 1.02    Compliance Certificates........................................3
SECTION 1.03    Form of Documents Delivered to Trustee.........................3
SECTION 1.04    Acts of Noteholders, etc.......................................4
SECTION 1.05    Notices........................................................5
SECTION 1.06    Notice to Noteholders; Waiver..................................6
SECTION 1.07    Table of Contents, Headings, etc...............................6
SECTION 1.08    Successors and Assigns.........................................6
SECTION 1.09    Severability Clause............................................6
SECTION 1.10    Benefits of Amended and Restated Indenture.....................7
SECTION 1.11    Governing Law..................................................7
SECTION 1.12    Legal Holidays.................................................7
SECTION 1.13    Execution in Counterparts......................................7
SECTION 1.14    Inspection.....................................................7
SECTION 1.15    Survival of Representations and Warranties.....................8
SECTION 1.16    Incorporation by Reference to Trust Indenture Act..............8
SECTION 1.17    Communications by Noteholders with Other Noteholders...........8
SECTION 1.18    Statements Required in Officer's Certificate...................8
SECTION 1.19    When Treasury Securities are Disregarded.......................8
SECTION 1.20    Rules by Trustee...............................................9
SECTION 1.21    No Adverse Interpretation of Other Agreements..................9
SECTION 1.22    No Recourse Against Others.....................................9
SECTION 1.23    Independence of Covenants......................................9
SECTION 1.24    Consent to Jurisdiction........................................9
SECTION 1.25    No Bankruptcy Petition........................................10
SECTION 1.26    Voting Rights of Class F Instruments..........................10
SECTION 1.27    Indebtedness Treatment........................................10

                                                                            Page


                                   ARTICLE II

                                    THE NOTES

SECTION 2.01    General Provisions............................................11
SECTION 2.02    Global Notes..................................................12
SECTION 2.03    Execution, Authentication, Delivery and Dating................15
SECTION 2.04    Registration, Transfer and Exchange...........................16
SECTION 2.05    Mutilated, Destroyed, Lost and Stolen Notes...................18
SECTION 2.06    Delivery of Class F Instruments...............................18
SECTION 2.07    Payment of Interest and Principal; Rights Preserved...........20
SECTION 2.08    Persons Deemed Owners.........................................20
SECTION 2.09    Cancellation..................................................20
SECTION 2.10.   Noteholder Lists; Communications to Noteholders...............20
SECTION 2.11.   ERISA Deemed Representations..................................21

                                   ARTICLE III

                   ACCOUNTS; INVESTMENT OF MONEYS; COLLECTION
                       AND APPLICATION OF MONEYS; REPORTS

SECTION 3.01    Accounts; Investments by Trustee..............................22
SECTION 3.02    Reserved......................................................24
SECTION 3.03    Collection of Moneys..........................................24
SECTION 3.04    Collection Account............................................25
SECTION 3.05 Class A Distribution Sub-Account; Class B Distribution Sub-Account; Class C Distribution Sub-Account; Class D Distribution Sub-Account; Class E Distribution Sub-Account;
                Class F Distribution Sub-Account..............................29
SECTION 3.06    Reserved......................................................31
SECTION 3.07    Reserved......................................................31
SECTION 3.08    Reserve Account...............................................31
SECTION 3.09    Reports; Notices of Certain Payments..........................32
SECTION 3.10.   Trustee May Rely on Certain Information from Contributor
                and Servicer..................................................32

                                   ARTICLE IV

                             CONTRACTS AND EQUIPMENT

SECTION 4.01    Representations and Warranties of the Issuer..................34
SECTION 4.02    Purchase upon Breach; Amended and Restated
                Contribution and Servicing Agreement..........................34

                                                                            Page


SECTION 4.03    Release of Contracts and Equipment Following Substitution
                or Purchase...................................................35
SECTION 4.04    Release of Contracts and Equipment Upon Final
                Contract Payment..............................................35
SECTION 4.05    Execution of Documents........................................36

                                    ARTICLE V

                 SERVICER EVENTS OF DEFAULT; SUBSTITUTE SERVICER

SECTION 5.01    Servicer Events of Default....................................37
SECTION 5.02    Substitute Servicer...........................................37
SECTION 5.03    Notification to Noteholders and Rating Agencies...............37

                                   ARTICLE VI

                           EVENTS OF DEFAULT; REMEDIES

SECTION 6.01    Events of Default.............................................38
SECTION 6.02    Acceleration of Maturity; Rescission and Annulment............39
SECTION 6.03    Other Remedies................................................40
SECTION 6.04    Trustee May File Proofs of Claim..............................40
SECTION 6.05    Trustee May Enforce Claims Without Possession of Notes........41
SECTION 6.06    Application of Money Collected................................42
SECTION 6.07    Limitation on Suits...........................................43
SECTION 6.08    Unconditional Right of Noteholders to Receive Payment.........44
SECTION 6.09    Restoration of Rights and Remedies............................44
SECTION 6.10.   Rights and Remedies Cumulative................................45
SECTION 6.11    Delay or Omission Not Waiver..................................45
SECTION 6.12    Control by Noteholders........................................45
SECTION 6.13    Waiver of Defaults and Events of Default......................45
SECTION 6.14    Waiver of Stay or Extension Laws..............................46
SECTION 6.15    Sale of Trust Property........................................46
SECTION 6.16    Undertaking for Costs.........................................47

                                   ARTICLE VII

                                   THE TRUSTEE

SECTION 7.01    Certain Duties and Responsibilities...........................47
SECTION 7.02    Notice of Defaults or Events of Default.......................48
SECTION 7.03    Certain Rights of Trustee.....................................49
SECTION 7.04    Trustee's Disclaimer..........................................50
SECTION 7.05    Money Held in Trust...........................................50

                                                                            Page


SECTION 7.06    Compensation, Reimbursement, etc..............................50
SECTION 7.07    Eligibility; Disqualification.................................51
SECTION 7.08    Resignation and Removal; Appointment of Successor.............51
SECTION 7.09    Acceptance of Appointment by Successor........................52
SECTION 7.10.   Merger, Conversion, Consolidation or Succession to Business...53
SECTION 7.11    Co-trustees and Separate Trustees.............................53
SECTION 7.12    Trustee to Hold Contracts.....................................54
SECTION 7.13    Financing Statements..........................................55
SECTION 7.14    Trustee to Act; Appointment of Successor......................55
SECTION 7.15    Reports by Trustee to Holders.................................55
SECTION 7.16    Preferential Collection of Claims Against Issuer..............56

                                  ARTICLE VIII

                                    COVENANTS

SECTION 8.01    Payment of Principal and Interest.............................57
SECTION 8.02    Maintenance of Office or Agency; Chief Executive Office.......57
SECTION 8.03    Money for Payments to Noteholders to Be Held in Trust.........57
SECTION 8.04    Issuer Existence; etc.........................................58
SECTION 8.05    Protection of Trust Property; Further Assurances..............59
SECTION 8.06    Compliance Certificates.......................................60
SECTION 8.07    Performance of Obligations; Amended and Restated
                Contribution and Servicing Agreement..........................60
SECTION 8.08    Negative Covenants............................................61
SECTION 8.09    Information as to the Issuer..................................62
SECTION 8.10.   Payment of Taxes and Other Claims.............................63
SECTION 8.11    Indemnification...............................................63
SECTION 8.12    Contract Files to Trustee.....................................64
SECTION 8.13    Payment Advices...............................................64

                                   ARTICLE IX

           AMENDMENTS AND SUPPLEMENTAL AMENDED AND RESTATED INDENTURES

SECTION 9.01    Amendments and Supplemental Indentures........................65
SECTION 9.02    Execution of Amendments and Supplemental Indentures...........65
SECTION 9.03    Effect of Amendments and Supplemental Indentures..............66
SECTION 9.04    Reference in Notes to Amendments and Supplemental Indentures..66
SECTION 9.05    Compliance with Trust Indenture Act...........................66
SECTION 9.06    Revocation and Effect of Consents.............................66

                                                                            Page

                                    ARTICLE X

                               REDEMPTION OF NOTES

SECTION 10.01   Optional Redemption; Election to Redeem.......................67
SECTION 10.02   Notice to Trustee.............................................67
SECTION 10.03   Notice of Redemption or Partial Redemption by the Issuer......67
SECTION 10.04   Deposit of the Redemption Price or Partial Redemption Price...68
SECTION 10.05   Notes Payable on Redemption Date..............................68

                                   ARTICLE XI

                           SATISFACTION AND DISCHARGE

SECTION 11.01   Satisfaction and Discharge of Amended and Restated Indenture..70
SECTION 11.02   Application of Trust Money....................................71
SECTION 11.03   Reinstatement.................................................71

SCHEDULES

Schedule 1    -    Contract Schedule

EXHIBITS

Exhibit A-1   -    Form of Class A-1 Note
Exhibit A-2   -    Form of Class A-2 Note
Exhibit A-3   -    Form of Class A-3 Note
Exhibit A-4   -    Form of Class A-4 Note
Exhibit B     -    Form of Class B Note
Exhibit C     -    Form of Class C Note
Exhibit D     -    Form of Class D Note
Exhibit E     -    Form of Class E Note
Exhibit F     -    Form of Class F Instrument
Exhibit G     -    Investment Letter
Exhibit H     -    Reserved
Exhibit I     -    Tax Certificate


APPENDICES

Appendix I    -    Defined Terms

                                   APPENDIX I
                                   ----------


                  The following definition of terms used in the Amended and Restated Contribution and Servicing Agreement, the Amended and Restated Indenture, the Amended and Restated Subsequent Contract Transfer Agreement, any Note Purchase Agreement and the Underwriting Agreement (each such agreement as defined herein), unless the context otherwise requires, shall have the following meanings and such meanings shall be equally applicable to both the singular and plural forms of such terms:

                  ACT: means, with respect to any Noteholder, as defined in
Section 1.04(a) of the Amended and Restated Indenture.

                  AFFILIATE: means, of any specified Person, any other Person
(i) which directly or indirectly controls, or whose directors or officers directly or indirectly control, or is controlled by, or is under common control with, such specified Person, (ii) which beneficially owns or holds, or whose directors or officers beneficially own or hold, 5% or more of any class of the voting stock (or, in the case of an entity that is not a corporation, 5% of the equity interest) of such specified Person, or (iii) 5% or more of the voting stock (or, in the case of an entity that is not a corporation, 5% of the equity interest) of which is owned or held by such specified Person. The term "control" as used in the preceding sentence means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

                  AGGREGATE DISCOUNTED CONTRACT BALANCE: means, with respect to any date of determination, the sum of the Discounted Contract Balances of all Contracts.

                  AGGREGATE NOTE BALANCE: means the sum of (i) the Note Balance for the Class A Notes, (ii) the Note Balance for the Class B Notes, (iii) the Note Balance for the Class C Notes, (iv) the Note Balance for the Class D Notes,
(v) the Note Balance for the Class E Notes and (iv) the Note Balance for the Class F Instrument, if any.

                  AMENDED AND RESTATED CONTRIBUTION AND SERVICING AGREEMENT: means the Amended and Restated Contribution and Servicing Agreement dated as of April 1, 2000 between the Transferor and the Contributor, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof and thereof.

                  AMENDED AND RESTATED INDENTURE: means the Amended and Restated Indenture between the Issuer and the Trustee dated as of April 1, 2000 and as from time to time may be supplemented, amended or otherwise modified pursuant to the applicable provisions thereof.

                  AMENDED AND RESTATED SUBSEQUENT CONTRACT TRANSFER AGREEMENT: means the Subsequent Contract Agreement, dated as of April 1, 2000, by and between the Issuer and the Transferor.

                  AMORTIZATION EVENT: means the occurrence of any one of the following events:

                                    (i) The entry by a court having jurisdiction
                  in the premises of (A) a decree or order for relief in respect of DVI, Inc. in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (B) a decree or order adjudging DVI, Inc. a bankrupt or insolvent, or approving as properly filed a petition servicing reorganization, arrangement, adjustment, or composition of or in respect of DVI, Inc. under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of DVI, Inc. or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                                    (ii) The commencement by DVI, Inc. of a
                  voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of DVI, Inc. in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of DVI, Inc. or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or DVI, Inc.'s failure to pay its debts generally as they become due, or the taking of corporate action by DVI, Inc. in furtherance of any such action; or

                                    (iii) On and as of any Determination Date,
                  (x) the quotient of (1) the sum of the Discounted Contract Balances of all Contracts listed as more than 90 days delinquent as of the last day of the three immediately preceding calendar months, divided by (2) three exceeds (y) the product of (1) 0.08 and (2) the quotient of (A) the sum of the Aggregate Discounted Contract Balance as of the last day of the three immediately preceding Collection Periods, divided by (B) three; or

                                    (iv) As of any Determination Date, the sum
                  of Discounted Contract Balances of all Contracts that have been classified as Defaulted Contracts since the Closing Date (such Discounted Contract Balances to be determined immediately prior to the classification as a Defaulted Contract) exceeds the product of (1) 0.06 and (2) the Aggregate Discounted Contract Balance on the Closing Date.

                  AUTHORIZED OFFICER: means, with respect to any matter, any officer of or other Person representing the Issuer, the Transferor, the Contributor, the Servicer, the Trustee, any Noteholder or any Instrumentholder, as the case may be, who is authorized to act for that party.

                  AVAILABLE FUNDS: means, with respect to each Payment Date, the excess of (i) all amounts on deposit in the Collection Account on the second Business Day preceding such Payment Date over (ii) any portion thereof representing Contract Payments due, or voluntary prepayments deposited therein, subsequent to the end of the related Collection Period.

                  AVAILABLE RESERVE ACCOUNT FUNDS: has the meaning set forth in
Section 3.04(c) of the Amended and Restated Indenture.

                  BALLOON PAYMENT: means, with respect to any Contract, a final Contract Payment that is significantly larger than the other scheduled payments related to such Contract.

                  BOOK-ENTRY CUSTODIAN: means, the Person appointed pursuant to the terms of the Amended and Restated Indenture to act in accordance with a certain Letter of Representations agreement such Person has with DTC, in which DTC delegates its duties to maintain the Book-Entry Notes to such Person and authorizes such Person to perform such duties.

                  BOOK-ENTRY NOTE(S): means each Note for so long as such Note is registered in the name of its depository or its nominee in accordance with the terms and conditions of the Amended and Restated Indenture.

                  BROKER AGREEMENT RIGHTS: means any rights held by DVI under any purchase or assignment agreement by and between DVI and a third party broker or originator relating to the purchase by DVI of any lease or loan originated by such third party.

                  BUSINESS DAY: means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the Corporate Trust Office is located are authorized or required by law or executive order to close.

                  CAPITAL STOCK: means the Transferor's common stock, $1.00 par value.

                  CLASS A DISTRIBUTION SUB-ACCOUNT: means the sub-account or sub-accounts by that name established and maintained by the Trustee pursuant to
Section 3.01 of the Amended and Restated Indenture.

                  CLASS A MONTHLY INTEREST: means, for any Payment Date, the sum of the Class A-1 Monthly Interest, the Class A-2 Monthly Interest, the Class A-3 Monthly Interest and the Class A-4 Monthly Interest.

                  CLASS A MONTHLY PRINCIPAL: means for any Payment Date the sum of the Class A-1 Monthly Principal, the Class A-2 Monthly Principal, the Class A-3 Monthly Principal and the Class A-4 Monthly Principal due or payable on that Payment Date.

                  CLASS A NOTE BALANCE: means, as of the Closing Date, $240,779,000 and thereafter shall equal the Class A Note Balance as of the Closing Date reduced by all principal payments on all of the Class A Notes.

                  CLASS A NOTEHOLDER: means, at any time, any Person in whose name a Class A Note is registered in the Note Register.

                  CLASS A NOTES: means any Class A-1 Note, Class A-2 Note, Class A-3 Note or Class A-4 Note described in Article II of, and authorized by, and authenticated and delivered under, the Amended and Restated Indenture.

                  CLASS A OVERDUE INTEREST: means, for any Payment Date, the excess, if any, of (a) the aggregate amount of Class A Monthly Interest payable on all prior Payment Dates over (b) the aggregate amount of interest actually paid to the Class A Noteholders on all prior Payment Dates.

                  CLASS A OVERDUE PRINCIPAL: means, as of any Payment Date, the excess, if any, of (a) the aggregate amount of Class A Monthly Principal due on the Class A Notes on all prior Payment Dates over (b) the aggregate amount of principal actually paid to the Class A Noteholders on all prior Payment Dates.

                  CLASS A PERCENTAGE: means a fraction the numerator of which is the Class A Note Balance on the closing date and the denominator of which is the Initial Aggregate Discounted Contract Balance.

                  CLASS A-1 MONTHLY INTEREST: means, for any Payment Date (except the Initial Payment Date), the product of (i) the fraction of which the numerator is the actual number of days elapsed during the related month and the denominator of which is 360 days and (ii) the Class A-1 Note Rate and (iii) the Class A-1 Note Balance on the immediately preceding Payment Date (or, with respect to the Initial Payment Date, the Closing Date) after giving effect to all principal payments on the Class A-1 Notes on such Payment Date. The Class A-1 Monthly Interest, with respect to each Payment Date, shall accrue from and including the prior Payment Date to but excluding such Payment Date, and with respect to the Initial Payment Date, shall accrue from and including the Closing Date to but excluding such Initial Payment Date.

                  CLASS A-1 MONTHLY PRINCIPAL: means (A) with respect to each Payment Date other than the Class A-1 Stated Maturity Date, until the Class A-1 Note Balance has been reduced to zero, an amount equal to the product of (a) the Class A Percentage and (b) Monthly Principal; PROVIDED, HOWEVER, that in no event shall the Class A-1 Monthly Principal due on any Payment Date exceed the Class A-1 Note Balance as of such Payment Date and (B) on the Class A-1 Stated Maturity Date, the entire amount of the then-Outstanding Note Balance.

                  CLASS A-1 NOTE BALANCE: means, as of the Closing Date, $39,975,000 and thereafter shall equal the Class A-1 Note Balance as of the Closing Date reduced by all principal payments on all of the Class A-1 Notes.

                  CLASS A-1 NOTE RATE: means six and 7094/10000 percent (6.7094%) per annum based upon the actual number of days elapsed.

                  CLASS A-1 NOTEHOLDER: means, at any time, any Person in whose name a Class A-1 Note is registered in the Note Register.

                  CLASS A-1 NOTES: means any Class A-1 Notes described in
Article II of, and authorized by, and authenticated and delivered under, the Amended and Restated Indenture.

                  CLASS A-1 OVERDUE INTEREST: means, for any Payment Date, the excess, if any, of (a) the aggregate amount of Class A-1 Monthly Interest payable on all prior Payment Dates over (b) the aggregate amount of interest actually paid to the Class A-1 Noteholders on all prior Payment Dates.

                  CLASS A-1 OVERDUE PRINCIPAL: means, as of any Payment Date, the excess, if any, of (a) the aggregate amount of Class A-1 Monthly Principal due on the Class A-1 Notes on all prior Payment Dates over (b) the aggregate amount of principal actually paid to the Class A-1 Noteholders on all prior Payment Dates.

                  CLASS A-1 STATED MATURITY DATE: means the Payment Date occurring on November 12, 2001.

                  CLASS A-2 MONTHLY INTEREST: means, for any Payment Date (except the Initial Payment Date), the product of (i) one-twelfth, (ii) the Class A-2 Note Rate and (iii) the Class A-2 Note Balance on the immediately preceding Payment Date (or, in the case of the Initial Payment Date, the Closing
Date) after giving effect to all principal payments on the Class A-2 Notes on such Payment Date. The Class A-2 Monthly Interest shall be calculated on a twelve month year of thirty days in each month, except for the Initial Payment Date, for which interest shall accrue from the Closing Date to but excluding such Initial Payment Date.

                  CLASS A-2 MONTHLY PRINCIPAL: means (A) prior to the Payment Date upon which the Class A-1 Note Balance is paid in full, zero, (B) on each Payment Date after the Class A-1 Note Balance has been reduced to zero and until the Class A-2 Note Balance has been reduced to zero, the product of (x) the Class A Percentage and (y) Monthly Principal; PROVIDED HOWEVER, that in no case shall the Class A-2 Monthly Principal due on any Payment Date exceed the Class A-2 Note Balance, and (C) on the Class A-2 Stated Maturity Date, the entire amount of the then outstanding Class A-2 Note Balance.

                  CLASS A-2 NOTE BALANCE: means, as of the Closing Date, $41,000,000 and thereafter shall equal the Class A-2 Note Balance as of the Closing Date reduced by all principal payments on all of the Class A-2 Notes.

                  CLASS A-2 NOTE RATE: means six and 759/1000 percent (6.759%) per annum based upon thirty days elapsed each month in a twelve-month year.

                  CLASS A-2 NOTEHOLDER: means, at any time, any Person in whose name a Class A-2 Note is registered in the Note Register.

                  CLASS A-2 NOTES: means any Class A-2 Notes described in
Article II of, and authorized by, and authenticated and delivered under, the Amended and Restated Indenture.

                  CLASS A-2 OVERDUE INTEREST: means, for any Payment Date, the excess, if any, of (a) the aggregate amount of Class A-2 Monthly Interest payable on all prior Payment Dates over (b) the aggregate amount of interest actually paid to the Class A-2 Noteholders on all prior Payment Dates.

                  CLASS A-2 OVERDUE PRINCIPAL: means, as of any Payment Date, the excess, if any, of (a) the aggregate amount of Class A-2 Monthly Principal due on the Class A-2 Notes on all prior Payment Dates over (b) the aggregate amount of principal actually paid to the Class A-2 Noteholders on all prior Payment Dates.

                  CLASS A-2 STATED MATURITY DATE: means the Payment Date occurring on January 12, 2003.

                  CLASS A-3 MONTHLY INTEREST: means, for any Payment Date (except the Initial Payment Date), the product of (i) one-twelfth, (ii) the Class A-3 Note Rate and (iii) the Class A-3 Note Balance on the immediately preceding Payment Date (or, in the case of the Initial Payment Date, the Closing
Date) after giving effect to all principal payments on the Class A-3 Notes on such Payment Date. The Class A-3 Monthly Interest shall be calculated based upon a twelve month year of thirty days in each month, except for the Initial Payment Date, for which interest shall accrue from the Closing Date to but excluding such Initial Payment Date.

                  CLASS A-3 MONTHLY PRINCIPAL: means (A) prior to the Payment Date upon which the Class A-2 Note Balance is paid in full, zero, (B) on each Payment Date after the Class A-2 Note Balance has been reduced to zero and until the Class A-3 Note Balance has been reduced to zero, the product of (x) the Class A Percentage and (y) Monthly Principal; PROVIDED HOWEVER, that in no case shall the Class A-3 Monthly Principal due on any Payment Date exceed the Class A-3 Note Balance, and (C) on the Class A-3 Stated Maturity Date, the entire amount of the then outstanding Class A-3 Note Balance.

                  CLASS A-3 NOTE BALANCE: means, as of the Closing Date, $74,000,000 and thereafter shall equal the Class A-3 Note Balance as of the Closing Date reduced by all principal payments on all of the Class A-3 Notes.

                  CLASS A-3 NOTE RATE: means six and 808/1000 percent (6.808%) per annum based upon thirty days elapsed each month in a twelve-month year.

                  CLASS A-3 NOTEHOLDER: means, at any time, any Person in whose name a Class A-3 Note is registered in the Note Register.

                  CLASS A-3 NOTES: means any Class A-3 Notes described in
Article II of, and authorized by, and authenticated and delivered under, the Amended and Restated Indenture.

                  CLASS A-3 OVERDUE INTEREST: means, for any Payment Date, the excess, if any, of (a) the aggregate amount of Class A-3 Monthly Interest payable on all prior Payment Dates over (b) the aggregate amount of interest actually paid to the Class A-3 Noteholders on all prior Payment Dates.

                  CLASS A-3 OVERDUE PRINCIPAL: means, as of any Payment Date, the excess, if any, of (a) the aggregate amount of Class A-3 Monthly Principal due on the Class A-3 Notes on all prior Payment Dates over (b) the aggregate amount of principal actually paid to the Class A-3 Noteholders on all prior Payment Dates.

                  CLASS A-3 STATED MATURITY DATE: means the Payment Date occurring on July 14, 2004.

                  CLASS A-4 MONTHLY INTEREST: means, for any Payment Date (except the Initial Payment Date), the product of (i) one-twelfth, (ii) the Class A-4 Note Rate and (iii) the Class A-4 Note Balance on the immediately preceding Payment Date (or, in the case of the Initial Payment Date, the Closing
Date) after giving effect to all principal payments on the Class A-4 Notes on such Payment Date. The Class A-4 Monthly Interest shall be calculated based upon a twelve month year of thirty days in each month, except for the Initial Payment Date, for which interest shall accrue from the Closing Date to but excluding such Initial Payment Date.

                  CLASS A-4 MONTHLY PRINCIPAL: means (A) prior to the Payment Date upon which the Class A-3 Note Balance is paid in full, zero, (B) on each Payment Date after the Class A-3 Note Balance has been reduced to zero and until the Class A-4 Note Balance has been reduced to zero, the product of (x) the Class A Percentage and (y) Monthly Principal; PROVIDED HOWEVER, that in no case shall the Class A-4 Monthly Principal due on any Payment Date exceed the Class A-4 Note Balance, and (C) on the Class A-4 Stated Maturity Date, the entire amount of the then outstanding Class A-4 Note Balance.

                  CLASS A-4 NOTE BALANCE: means, as of the Closing Date, $85,804,000 and thereafter shall equal the Class A-4 Note Balance as of the Closing Date reduced by all principal payments on all of the Class A-4 Notes.

                  CLASS A-4 NOTE RATE: means seven and 115/1000 percent ( 7.115%) per annum based upon thirty days elapsed each month in a twelve-month year.

                  CLASS A-4 NOTEHOLDER: means, at any time, any Person in whose name a Class A-4 Note is registered in the Note Register.

                  CLASS A-4 NOTES: means any Class A-4 Notes described in
Article II of, and authorized by, and authenticated and delivered under, the Amended and Restated Indenture.

                  CLASS A-4 OVERDUE INTEREST: means, for any Payment Date, the excess, if any, of (a) the aggregate amount of Class A-4 Monthly Interest payable on all prior Payment Dates over (b) the aggregate amount of interest actually paid to the Class A-4 Noteholders on all prior Payment Dates.

                  CLASS A-4 OVERDUE PRINCIPAL: means, as of any Payment Date, the excess, if any, of (a) the aggregate amount of Class A-4 Monthly Principal due on the Class A-4 Notes on all prior Payment Dates over (b) the aggregate amount of principal actually paid to the Class A-4 Noteholders on all prior Payment Dates.

                  CLASS A-4 STATED MATURITY DATE: means the Payment Date occurring on November 12, 2008.

                  CLASS B DISTRIBUTION SUB-ACCOUNT: means the sub-account or sub-accounts by that name established and maintained by the Trustee pursuant to
Section 3.01 of the Amended and Restated Indenture.

                  CLASS B MONTHLY INTEREST: means, for any Payment Date (except the Initial Payment Date), the product of (i) one-twelfth, (ii) the Class B Note Rate and (iii) the Class B Note Balance on the immediately preceding Payment Date (or, in the case of the Initial Payment Date, the Closing Date) after giving effect to all principal payments on the Class B Notes on such Payment Date. The Class B Monthly Interest shall be calculated based upon a twelve month year of thirty days in each month, except for the Initial Payment Date, for which interest shall accrue from the Closing Date to but excluding such Initial Payment Date.

                  CLASS B MONTHLY PRINCIPAL: means (A) on any Payment Date other than the Class B Stated Maturity Date, the product of (x) the Class B Percentage and (y) Monthly Principal, and (B) on the Class B Stated Maturity Date, the entire amount of the then outstanding Class B Note Balance.

                  CLASS B NOTE BALANCE: means, as of the Closing Date, $4,104,000 and thereafter shall equal the Class B Note Balance as of the Closing Date reduced by all principal payments on the Class B Notes.

                  CLASS B NOTE RATE: means seven and 63/1000 percent (7.063%) per annum based upon thirty days elapsed each month in a twelve-month year.

                  CLASS B NOTEHOLDER: means, at any time, any Person in whose name a Class B Note is registered in the Note Register.

                  CLASS B NOTES: means any Class B Notes described in Article II of, and authorized by, and authenticated and delivered under, the Amended and Restated Indenture.

                  CLASS B OVERDUE INTEREST: means, for any Payment Date, the excess, if any, of (a) the aggregate amount of Class B Monthly Interest payable on all prior Payment Dates over (b) the aggregate amount of interest actually paid to the Class B Noteholders on all prior Payment Dates.

                  CLASS B OVERDUE PRINCIPAL: means, as of any Payment Date, the excess, if any, of (a) the aggregate amount of Class B Monthly Principal due on the Class B Notes on all prior Payment Dates over (b) the aggregate amount of principal actually paid to the Class B Noteholders on all prior Payment Dates.

                  CLASS B PERCENTAGE: means a fraction the numerator of which is the Class B Note Balance on the closing date and the denominator of which is the Initial Aggregate Discounted Contract Balance.

                  CLASS B STATED MATURITY DATE: means the Payment Date occurring on November 12, 2008.

                  CLASS C DISTRIBUTION SUB-ACCOUNT: means the sub-account or sub-accounts by that name established and maintained by the Trustee pursuant to
Section 3.01 of the Amended and Restated Indenture.

                  CLASS C MONTHLY INTEREST: means, for any Payment Date (except the Initial Payment Date), the product of (i) one-twelfth, (ii) the Class C Note Rate and (iii) the Class C Note Balance on the immediately preceding Payment Date (or, in the case of the Initial Payment Date, the Closing Date) after giving effect to all principal payments on the Class C Note on such Payment Date. The Class C Monthly Interest shall be calculated based upon a twelve month year of thirty days in each month, except for the Initial Payment Date, for which interest shall accrue from the Closing Date to but excluding such Initial Payment Date.

                  CLASS C MONTHLY PRINCIPAL: means, (A) on any Payment Date other than the Class C Stated Maturity Date, an amount equal to the product of
(x) the Class C Percentage and (y) the Monthly Principal and (B) on the Class C Stated Maturity Date, the entire amount of the then outstanding Class C Note Balance.

                  CLASS C NOTEHOLDER: means, at any time, any Person in whose name a Class C Note is registered in the Note Register.

                  CLASS C NOTE BALANCE: means, as of the Closing Date, $8,208,000 and thereafter shall equal the Class C Note Balance as of the Closing Date reduced by all principal payments on the Class C Notes.

                  CLASS C NOTE RATE: means seven and 208/1000 percent (7.208%) per annum based upon thirty days elapsed each month in a twelve-month year.

                  CLASS C NOTES: means any Class C Notes described in Article II of, and authorized by, and authenticated and delivered under, the Amended and Restated Indenture.

                  CLASS C OVERDUE INTEREST: means, for any Payment Date, the excess, if any, of (a) the aggregate amount of Class C Monthly Interest payable on all prior Payment Dates over (b) the aggregate amount of interest actually paid to the Class C Noteholders on all prior Payment Dates.

                  CLASS C OVERDUE PRINCIPAL: means, as of any Payment Date, the excess, if any, of (a) the aggregate amount of Class C Monthly Principal due on the Class C Notes on all prior Payment Dates over (b) the aggregate amount of principal actually paid to the Class C Noteholders on all prior Payment Dates.

                  CLASS C PERCENTAGE: means a fraction the numerator of which is the Class C Note Balance on the closing date and the denominator of which is the Initial Aggregate Discounted Contract Balance.

                  CLASS C STATED MATURITY DATE: means the Payment Date occurring on November 12, 2008.

                  CLASS D DISTRIBUTION SUB-ACCOUNT: means the sub-account or sub-accounts by that name established and maintained by the Trustee pursuant to
Section 3.01 of the Amended and Restated Indenture.

                  CLASS D MONTHLY INTEREST: means, for any Payment Date (except the Initial Payment Date), the product of (i) one-twelfth, (ii) the Class D Note Rate and (iii) the Class D Note Balance on the immediately preceding Payment Date (or, in the case of the Initial Payment Date, the Closing Date) after giving effect to all principal payments on the Class D Notes on such Payment Date. The Class D Monthly Interest shall be calculated based upon a twelve month year of thirty days in each month, except for the Initial Payment Date, for which interest shall accrue from the Closing Date to but excluding such Initial Payment Date.

                  CLASS D MONTHLY PRINCIPAL: means (A) on any Payment Date other than the Class D Stated Maturity Date, the product of (x) the Class D Percentage and (y) Monthly Principal, and (B) on the Class D Stated Maturity Date, the entire amount of the then outstanding Class D Note Balance.

                  CLASS D NOTE BALANCE: means, as of the Closing Date, $5,472,000 and thereafter shall equal the Class D Note Balance as of the Closing Date reduced by all principal payments on the Class D Notes.

                  CLASS D NOTE RATE: means seven and 693/1000 percent (7.693%) per annum based upon thirty days elapsed each month in a twelve-month year.

                  CLASS D NOTEHOLDER: means at any time, any Person in whose name a Class D Note is registered in the Note Register.

                  CLASS D NOTES: means any Class D Notes described in Article II of, and authorized by, and authenticated and delivered under, the Amended and Restated Indenture.

                  CLASS D OVERDUE INTEREST: means, for any Payment Date, the excess, if any, of (a) the aggregate amount of Class D Monthly Interest payable on all prior Payment Dates over (b) the aggregate amount of interest actually paid to the Class D Noteholders on all prior Payment Dates.

                  CLASS D OVERDUE PRINCIPAL: means, as of any Payment Date, the excess, if any, of (a) the aggregate amount of Class D Monthly Principal due on the Class D Notes on all prior Payment Dates over (b) the aggregate amount of principal actually paid to the Class D Noteholders on all prior Payment Dates.

                  CLASS D PERCENTAGE: means a fraction the numerator of which is the Class D Note Balance on the closing date and the denominator of which is the Initial Aggregate Discounted Contract Balance.

                  CLASS D STATED MATURITY DATE: means the Payment Date occurring on November 12, 2008.

                  CLASS E DISTRIBUTION SUB-ACCOUNT: means the sub-account or sub-accounts by that name established and maintained by the Trustee pursuant to
Section 3.01 of the Amended and Restated Indenture.

                  CLASS E MONTHLY INTEREST: means, for any Payment Date (except the Initial Payment Date), the product of (i) one-twelfth, (ii) the Class E Note Rate and (iii) the Class E Note Balance on the immediately preceding Payment Date (or, in the case of the Initial Payment Date, the Closing Date) after giving effect to all principal payments on the Class E Note on such Payment Date. The Class E Monthly Interest shall be calculated based upon a twelve month year of thirty days in each month, except for the Initial Payment Date, for which interest shall accrue from the Closing Date to but excluding such Initial Payment Date.

                  CLASS E MONTHLY PRINCIPAL: means, (A) on any Payment Date other than the Class E Stated Maturity Date, an amount equal to the product of
(x) the Class E Percentage and (y) the Monthly Principal and (B) on the Class E Stated Maturity Date, the entire amount of the then outstanding Class E Note Balance.

                  CLASS E NOTEHOLDER: means at any time, any Person in whose name a Class E Note is registered in the Note Register.

                  CLASS E NOTE BALANCE: means, as of the Closing Date, $6,840,000 and thereafter shall equal the Class E Note Balance as of the Closing Date reduced by all principal payments on the Class E Notes.

                  CLASS E NOTE RATE: means ten and 267/1000 percent ( 10.267%) per annum based upon thirty days elapsed each month in a twelve-month year.

                  CLASS E NOTES: means any Class E Notes described in Article II of, and authorized by, and authenticated and delivered under, the Amended and Restated Indenture.

                  CLASS E OVERDUE INTEREST: means, for any Payment Date, the excess, if any, of (a) the aggregate amount of Class E Monthly Interest payable on all prior Payment Dates over (b) the aggregate amount of interest actually paid to the Class E Noteholders on all prior Payment Dates.

                  CLASS E OVERDUE PRINCIPAL: means, as of any Payment Date, the excess, if any, of (a) the aggregate amount of Class E Monthly Principal due on the Class E Notes on all prior Payment Dates over (b) the aggregate amount of principal actually paid to the Class E Noteholders on all prior Payment Dates.

                  CLASS E PERCENTAGE: means a fraction the numerator of which is the Class E Note Balance on the closing date and the denominator of which is the Initial Aggregate Discounted Contract Balance.

                  CLASS E STATED MATURITY DATE: means the Payment Date occurring on November 12, 2008.

                  CLASS F DISTRIBUTION SUB-ACCOUNT: means the sub-account or sub-accounts by that name that may be established and maintained by the Trustee pursuant to Section 3.01 of the Amended and Restated Indenture.

                  CLASS F INSTRUMENTS: means any Class F Instruments described in Article II of the Amended and Restated Indenture, that may be issued from time to time under the Amended and Restated Indenture and the related Supplement.

                  CLASS F INSTRUMENTHOLDER: means at any time, any Person in whose name a Class F Instrument is registered in the Note Register.

                  CLOSING DATE:  means November 16, 2000.

                  CODE:  means the Internal Revenue Code of 1986, as amended.

                  COLLECTION ACCOUNT: means the account or accounts by that name established and maintained by the Trustee pursuant to Section 3.01 of the Amended and Restated Indenture.

                  COLLECTION PERIOD: means, with respect to each Payment Date related thereto, the calendar month immediately preceding such Payment Date.

                  COMMISSION:  means the Securities and Exchange Commission.

                  COMPANY ASSETS: means (i) the Contributed Property related to the Contracts set forth on each Subsequent Contract Transfer Form other than, and notwithstanding any other provision to the contrary, any and all ownership interests of the Company in Equipment, with respect to which the Company shall instead grant to the Issuer a first priority perfected security interest therein, (ii) all of the Company's rights and privileges, but none of its obligations, under the Amended and Restated Contribution and Servicing Agreement and each Substitute Contract Transfer Form and (iii) all payments, income and proceeds of the foregoing or relating thereto.

                  CONTRACT: means each separate noncancelable Finance Lease, Fair Market Value Lease, Leveraged Lease Loan, Lease Receivable Purchase or Secured Equipment Note acquired from time to time by the Transferor from the Contributor, directly or indirectly, pursuant to the Amended and Restated Contribution and Servicing Agreement. The term shall include any Contract transferred to the Transferor on the Closing Date or, directly or indirectly, any Substitution Date in connection with any substitution in accordance with the Amended and Restated Contribution and Servicing Agreement, respectively, but excluding any Unrelated Property.

                  CONTRACT FILE: means the following documents or instruments with respect to each Contract:

                         (i) The executed original counterpart of the Contract that constitutes "chattel paper" or an "instrument" for purposes of
         Section 9-105(1)(b) and 9-305 of the UCC;

                         (ii) Documents evidencing or related to any insurance policy with respect to the related Equipment;

                         (iii) A copy of each delivery and acceptance certificate with respect to each Contract that is a lease or a copy of each original invoice for the related Equipment and the receipt of delivery related thereto with respect to each Contract that is a loan;

                         (iv) A copy of the financing statement filed with respect to the related Equipment with evidence of proper recording;

                         (v) A copy of any related agreement with the vendor, dealer or manufacturer of the Equipment or with any Person from whom DVI acquired the Contract and rights in the related Equipment (if applicable); and

                         (vi) Copies of such documents that the Servicer or its Affiliates keep on file indicating that the Equipment is subject to the interest of the Trustee, in accordance with their customary procedures relating to the individual Contract, Obligor or Equipment.

                  CONTRACT PAYMENT: means any payment which the Obligor is required to make pursuant to a Contract after, with respect to the Initial Contracts, the Cut-off Date, other than (i) certain amounts included in such payments for which the Contributor is not the ultimate beneficiary thereof, including, but not limited to, property taxes, sales taxes, manufacturer's maintenance costs, insurance premiums and supplies and transaction costs and
(ii) Purchase Option Payments.

                  CONTRACT SCHEDULE: means the schedule of Contracts attached to the Amended and Restated Contribution and Servicing Agreement and the Amended and Restated Indenture and as amended from time to time, setting forth the following information as to each Contract: (i) the Contract Number, (ii) the Original Equipment Cost, if available, (iii) the Discounted Contract Balance as of the Cut-off Date, (iv) the Obligor, (v) the State of location of the related Equipment, (vi) the commencement date and original term of each Contract, (vii) the remaining term and amount of the Contract Payments for each original Contract as of the Cut-off Date, (viii) the type of related Equipment, (ix) the related cash flow schedule, (x) the type of Contract and (xi) the applicable Pool on such Contracts. The Contract Schedule shall be deemed supplemented and amended to incorporate therein any Substitute Contracts.

                  CONTRACT TRANSFER DATE: means any date on or prior to the Closing Date that, pursuant to the Amended and Restated Contribution and Servicing Agreement, the Contributor may transfer a Contract to the Transferor.

                  CONTRIBUTED PROPERTY: means all of the Contributor's right, title and interest in and to (a) all Contracts, including those listed on the Contract Schedule delivered by the Contributor to the Transferor and all Substitute Contracts (including its interest in the proceeds of such Contracts and including the assignment of the security interest of the Obligor of a Leveraged Lease Loan in the equipment lease that is subject thereto), including all payments received on or with respect to such Contracts after the Cut-off Date but excluding the Retained Interest and any Broker Agreement Rights relating to such Contracts, (b) any documents in the Contract Files relating to the Contracts listed on the Contract Schedule delivered by the Contributor to the Transferor, (c) Insurance Policies and Insurance Proceeds relating to the Contracts (or the related Equipment) listed on the Contract Schedule delivered by the Contributor to the Transferor, (d) the Equipment (which shall be either a first priority perfected security interest in Equipment (other than with respect to Equipment relating to a Secured Equipment Note or Finance Lease and for which the Original Equipment Cost is less than $25,000) or, with respect to DVI Fair Market Value Leases, an ownership interest in the Equipment) and any collateral, including, without limitation, any credit enhancement (other than accounts receivable of an Obligor), which relates specifically to a Contract and (e) all payments, income and proceeds of the foregoing or relating thereto.

                  CONTRIBUTION DATE: means, with respect to the Initial Contracts, the Closing Date, and, with respect to any Substitute Contract, the related Substitution Date.

                  CONTRIBUTOR: means DVI Financial Services Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors.

                  CORPORATE TRUST OFFICE: means the principal corporate trust office of the Trustee located on the Closing Date at 180 Fifth Street, St. Paul, Minnesota 55101, or at such other address as the Trustee may designate from time to time by notice to the Noteholders and the Transferor.

                  CUT-OFF DATE: means for each Initial Contract, October 31, 2000; and as to any Substitute Contract, the last day of the month prior to the month in which such Substitute Contract is substituted.

                  DEFAULT: means any occurrence that is, or with notice or the lapse of time or both would become, an Indenture Event of Default.

                  DEFAULTED CONTRACT: means any Contract with respect to which under the Amended and Restated Contribution and Servicing Agreement, (i) any Contract Payment (or portion thereof) is delinquent for more than 180 days as of the last day of the calendar month, (ii) the Servicer has declined to make a Servicer Advance with respect to any delinquent amounts in accordance with the Amended and Restated Contribution and Servicing Agreement on the grounds that such advance would be a Nonrecoverable Advance, (iii) any Contract has been rejected by or on behalf of the Obligor in a bankruptcy proceeding or (iv) the Lessor with respect to any Leveraged Lease Loan has rejected the related lease in a bankruptcy proceeding. For purposes of clause (i), the delinquency of a Contract Payment shall be measured based on the Contract Payments required to be made during the term of such Contract as of the date that such Contract became part of the Trust Property without giving effect to any modifications, (except those modifications permitted pursuant to Section 4.02 of the Amended and Restated Contribution and Servicing Agreement) waivers or extensions subsequently granted by the Servicer.

                  DEFINITIVE NOTE: a Note issued in definitive form pursuant to the terms and conditions of Article Two of the Amended and Restated Indenture.

                  DELINQUENCY CONDITION: shall be deemed to exist on and as of any Determination Date if (x) the quotient of (1) the sum of the Discounted Contract Balances of all Contracts listed as more than 90 days delinquent as of the last day of the three immediately preceding calendar months, divided by (2) three exceeds (y) the product of (1) 0.06 and (2) the quotient of (A) the sum of the Aggregate Discounted Contract Balance as of the last day of the three immediately preceding Collection Periods, divided by (B) three.

                  DELINQUENT CONTRACT: means, as of any Determination Date, any Contract (other than a Contract which became a Defaulted Contract prior to such Determination Date) with respect to which the Obligor has not paid all Contract Payments due as of the end of the immediately preceding Collection Period. The delinquency of a Contract Payment shall be measured based on the Contract Payments required to be made during the term of such Contract as of the date such Contract became part of the Trust Property without giving effect to any modifications, waivers or extensions subsequently granted by the Servicer.

                  DEPOSITARY: means The Depository Trust Company until a successor depositary shall have become such pursuant to the applicable provisions of the Amended and Restated Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary thereunder. For purposes of the Amended and Restated Indenture, unless otherwise specified pursuant to Section 2.02 thereof, any successor Depositary shall, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act, and any other applicable statute or regulation.

                  DEPOSITARY PARTICIPANT: means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book-entry transfers and pledges of securities deposited with the Depositary.

                  DEPOSITED AVAILABLE FUNDS: has the meaning set forth in
Section 3.04(c) of the Amended and Restated Indenture.

                  DETERMINATION DATE: means, with respect to any Payment Date, the third Business Day immediately preceding each Payment Date.

                  DISCOUNT RATE: means 7.660% per annum.

                  DISCOUNTED CONTRACT BALANCE: means, with respect to any Contract, on any date of determination, an amount equal to the sum of (a) the present value of each remaining Contract Payment to become due under a Contract before the last day of the month prior to the month of the Stated Maturity Date, discounted monthly from the last day of the Collection Period in which such Contract Payment is to become due at a rate equal to one-twelfth (or with respect to the period from the Closing Date to but excluding the Initial Payment Date, a fraction, the numerator of which is equal to the number of days from the Closing Date to but excluding the Initial Payment Date, and the denominator of which is equal to 360) of the Discount Rate and (b) one hundred percent (100%) of the unpaid balance, as of such date of determination of Contract Payments due with respect to such Contract which were not the subject of a Servicer Advance; PROVIDED, HOWEVER, that, except for purposes of computing the Repurchase Amount or for computing the Discounted Contract Balance of a Predecessor Contract, (x) on the date a Contract becomes a Defaulted Contract, the Discounted Contract Balance for such Contract will be zero and (y) any Purchase Option Payments shall not be included in the Discounted Contract Balance. For purposes of calculating the Discounted Contract Balance of a Contract, any Contract Payment for which the Contributor received on or prior to the Cut-off Date a security deposit or an advance payment shall be deemed to be zero.

                  DISTRIBUTION ACCOUNT: means the account or accounts by that name established and maintained by Trustee pursuant to Section 3.01 of the Amended and Restated Indenture.

                  DVI: means DVI Financial Services Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors.

                  DVI FAIR MARKET VALUE LEASE: means a Fair Market Value Lease originated by DVI.

                  DVI GROUP: means, as of any relevant date, the affiliated group within the meaning of section 1504 of the Code of which DVI, Inc., or any successor thereto, is the common parent, or of which DVI, the Transferor, the Managing Member and the Issuer are members, and shall mean any group eligible to file consolidated or combined returns for state, local or foreign tax purposes which includes DVI, the Managing Member and the Transferor, regardless of the identity of the common parent.

                  DVI, INC.: means DVI, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors.

                  ELIGIBLE CONTRACT: means any Initial Contract which meets the Contributor's credit requirements in effect on the Closing Date and satisfies each of the representations and warranties set forth in Section 2.03 of the Amended and Restated Contribution and Servicing Agreement and, with respect to any Substitute Contract, satisfies the requirements of Section 7.01(d) of the Amended and Restated Contribution and Servicing Agreement on the related Substitution Date.

                  ELIGIBLE DEPOSIT ACCOUNT: any one or more of the following accounts:

                        (i) a segregated account with an Eligible Institution;
         or

                        (ii) a segregated trust account with the corporate trust department of a depositary institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank) subject to regulations regarding fiduciary funds on deposit, having corporate trust powers and acting as a trustee for funds deposited in such account acceptable to the Rating Agencies.

                  ELIGIBLE INSTITUTION: means any one or more of the following institutions: (i) the corporate trust department of the Trustee, or (ii) a depositary institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia acceptable to the Rating Agencies (or any domestic branch of a foreign bank), which (a)(1) has either (w) a long-term unsecured debt rating acceptable to the Rating Agencies or (x) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies or (2) the parent corporation of which has either (y) a long-term unsecured debt rating acceptable to the Rating Agencies or (z) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and (b) whose deposits are insured by the Federal Deposit Insurance Corporation.

                  ELIGIBLE INVESTMENTS:  means any and all of the following:

                         (i) direct obligations of, and obligations fully guaranteed for timely payment by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks or any agency or instrumentality of the United States of America which has a rating of at least "AAA" by Fitch, Inc. and "Aaa" by Moody's at the time of such investment the obligations of which are backed by the full faith and credit of the United States of America;

                        (ii) (A) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a long term unsecured debt rating of "A+" by Fitch, Inc., and at least "A1" by Moody's, and a short term unsecured debt rating in the highest available rating category of each of the Rating Agencies and provided that each such investment has an original maturity of no more than 365 days, and (B) any other demand or time deposit or deposit which is fully insured by the Federal Deposit Insurance Corporation;

                       (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) rated "A" by Fitch, Inc., at least "A1" or higher by Moody's or Prime-1 by Moody's and "A" or higher by S&P; PROVIDED, HOWEVER, that collateral transferred pursuant to such repurchase obligation must (A) be valued weekly at current market price plus accrued interest, (B) pursuant to such valuation, equal, at all times, 105% of the cash transferred by the Trustee in exchange for such collateral and (C) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

                        (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which has a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                         (v) commercial paper having an original maturity of less than 365 days and issued by an institution having a long term unsecured debt rating of "A+" by Fitch, Inc.

         or "A1" by Moody's and a short term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                        (vi) a guaranteed investment contract approved in writing by each of the Rating Agencies and issued by an insurance company or other corporation having a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                       (vii) money market funds having ratings in the highest available rating category of each of the Rating Agencies at the time of such investment; any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Eligible Investments set forth in the Amended and Restated Indenture; and

                      (viii) any investment approved in writing by each of the Rating Agencies.

                  EQUIPMENT: means the underlying equipment subject to a Contract, which is principally medical diagnostic and therapeutic equipment, together with the income and proceeds thereof.

                  ERISA: means the Employee Retirement Income Security Act of 1974, as amended.

                  EXCHANGE ACT: means the Securities Exchange Act of 1934, as amended.

                  EXCLUDED AMOUNTS: means any payments received from an Obligor in connection with any late charges, taxes, fees or other charges imposed by any Governmental Authority, any indemnity payments made by an Obligor for the benefit of the originator or vendor under the related Contract or any payments collected from an Obligor for the benefit of the originator or vendor which relate to maintenance payments pursuant to the related Contract or maintenance agreement, as applicable.

                  FAIR MARKET VALUE LEASE: means any Contract in the form of a lease that contains a purchase option based on either (a) a stated non de minimis percentage of the original cost of the related Equipment or (b) the fair market value of the related Equipment at the expiration, or earlier termination, of the Contract. A Fair Market Value Lease is identified as "FMV" on the Contract Schedule.

                  FINANCE LEASE: means any Contract in the form of a lease that contains an end of term purchase option for a nominal amount. A Finance Lease is identified as "FL" on the Contract Schedule.

                  FITCH, INC.:  means Fitch, Inc. and any successor.

                  GAAP: means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

                  GLOBAL NOTE: means either a Rule 144A Global Note or a Public Global Note.

                  GRANT: means to grant, bargain, sell, convey, assign, transfer, mortgage, pledge, create and perfect a security interest in and right of set-off against, deposit, set over and confirm.

                  HOLDER OR NOTEHOLDER: means, at any time, any Person in whose name a Note is registered in the Note Register.

                  INDENTURE EVENT OF DEFAULT: as defined in Section 6.01 of the Amended and Restated Indenture.

                  INITIAL AGGREGATE DISCOUNTED CONTRACT BALANCE: means an amount equal to $273,612,728.90.

                  INITIAL CONTRACT: means any Contract acquired by the Transferor on or prior to the Closing Date as set forth on Schedule 1 of the Amended and Restated Indenture.

                  INITIAL PAYMENT DATE: means the initial Payment Date pursuant to the Transaction Documents, which is scheduled (subject to prepayment provisions of the Amended and Restated Indenture) to be, when used with respect to interest on any Note, December 12, 2000, and when used with regard to principal, with respect to the Class A-1 Notes, the Class B Notes, the Class C Notes, the Class D Notes or the Class E Notes, December 12, 2000, when used with respect to the Class A-2 Notes, July 12, 2001, when used with respect to the Class A-3 Notes, March 12, 2002 and when used with respect to the Class A-4 Notes, August 12, 2003.

                  INSURANCE POLICY: means, with respect to an item of Equipment, any insurance policy required to be maintained by the Obligor pursuant to the related Contract that covers physical damage to the Equipment.

                  INSURANCE PROCEEDS: means proceeds paid (i) by any insurer pursuant to any Insurance Policy covering a Contract or (ii) if the Obligor has self-insured with respect to a Contract, by the Obligor, in either case, net of reasonable costs of collecting such proceeds not otherwise reimbursed.

                  INSURED EXPENSES: means expenses covered by any Insurance Policy.

                  ISSUER: means DVI Receivables XII, L.L.C., a Delaware limited liability company.

                  ISSUER ORDER or ISSUER REQUEST: means a written order or request delivered to the Trustee and signed in the name of the Issuer by an Authorized Officer.

                  LEASE RECEIVABLE PURCHASE: means any Contract in the form of a purchase by DVI from a lessor of lessor's right, title and interest in Contract Payments related to an underlying equipment lease and that is secured by the lessor's rights in the related Equipment. A Lease Receivable Purchase is identified as "LRP" on the Contract Schedule.

                  LESSOR: means the Person who is the lessor under the equipment lease related to a Leveraged Lease Loan or Lease Receivable Purchase.

                  LEVERAGED LEASE LOAN: means any Contract in the form of a loan that is (a) made by the Contributor to a lessor of the related Equipment pursuant to an underlying noncancelable equipment lease and (b) secured by a pledge by such lessor to the Contributor of all of its right, title and interest to such noncancelable equipment lease (including such lessor's right to receive rental payments from the lessee on such equipment lease) and the related Equipment. A Leveraged Lease Loan is identified as "LL" on the Contract Schedule.

                  LOCK-BOX ACCOUNT: means an account designated as such, established and maintained pursuant to Section 3.01 of the Amended and Restated Indenture.

                  LOCK-BOX AGREEMENT: means, (i) the agreement dated as of April 21, 2000, by and among the Contributor and First Union National Bank or (ii) the agreement dated as of October
5,
1994, by and between the Contributor (as assignee of Affiliated Capital Corporation) and American National Bank, pursuant to which the Lock-Box Account is established and maintained.

                  LOCK-BOX BANK: means, as of any date, the bank or trust company at which a Lock- Box Account is established and maintained as of such date.

                  MANAGING MEMBER: means DVI Receivables Corp. VIII, a Delaware corporation.

                  MONTHLY INTEREST: means as of any Payment Date, the sum of (i) the Class A Monthly Interest, (ii) the Class B Monthly Interest, (iii) the Class C Monthly Interest, (iv) the Class D Monthly Interest and (v) the Class E Monthly Interest.

                  MONTHLY PRINCIPAL: means, with respect to any Payment Date, an amount equal to the excess of (a) the Aggregate Discounted Contract Balance at the close of business on the last day of the second preceding Collection Period over (b) the Aggregate Discounted Contract Balance at the close of business on the last day of the immediately preceding Collection Period.

                  MONTHLY SERVICER REPORT: means the report attached as Exhibit B to the Amended and Restated Contribution and Servicing Agreement.

                  MOODY'S: means Moody's Investors Service, Inc. and any successor.

                  NONRECOVERABLE ADVANCE: means any Servicer Advance previously made in respect of a Delinquent Contract by the Servicer pursuant to the terms of the Amended and Restated Contribution and Servicing Agreement, which in the good faith judgment of the Servicer and pursuant to an Officer's Certificate, will not be ultimately recoverable by the Servicer from payments by the related Obligor or disposition of the related Equipment.

                  NOTE BALANCE: means, as of the Closing Date, $240,779,000 for the Class A Notes cumulatively (and, with respect to each tranche thereof, $39,975,000 for the Class A-1 Notes, $41,000,000 for the Class A-2 Notes, $74,000,000 for the Class A-3 Notes and $85,804,000 for the Class A-4 Notes), $4,104,000 for the Class B Notes, $8,208,000 for the Class C Notes, $5,472,000 for the Class D Notes and $6,840,000 for the Class E Notes and thereafter shall equal the Note Balance for such class reduced by all principal payments on such class of Notes.

                  NOTE OWNER: means, with respect to a Global Note, the Person who is the owner of such Global Note, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with the Depositary (directly as a Depositary Participant or an indirect participant, in each case in accordance with the rules of the Depositary).

                  NOTE PURCHASE AGREEMENT: means any agreement (other than the Underwriting Agreement) between the Issuer, the Transferor, the Contributor, the purchaser(s) specified therein and any other parties specified therein, relating to the purchase of Notes.

                  NOTE RATE: means the annualized rate of interest on the relevant class of Notes (Class A-1 Note Rate on the Class A-1 Notes, Class A-2 Note Rate on the Class A-2 Notes, Class A-3 Note Rate on the Class A-3 Notes, Class A-4 Note Rate on the Class A-4 Notes, Class B Note Rate on the Class B Notes, Class C Note Rate on the Class C Notes, Class D Note Rate on the Class D Notes, Class E Note Rate on the Class E Notes and the interest rate set forth in the Supplement for the Class F Instruments).

                  NOTE REGISTER: as defined in Section 2.04 of the Amended and Restated Indenture.

                  NOTEHOLDER OR HOLDER: means, at any time, any Person in whose name a Note is registered in the Note Register.

                  NOTEHOLDER COUNSEL: means the single legal counsel as selected by Noteholders evidencing more than 50% of the Voting Rights.

                  NOTES: means any of the Class A Notes, Class B Notes, Class C Notes, Class D Notes or Class E Notes described in Article II of the Amended and Restated Indenture, and authorized by, and authenticated and delivered under, the Amended and Restated Indenture or any Supplement.

                  OBLIGOR: means the obligor under any Contract, including any guarantor.

                  OFFERED NOTES: means the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes.

                  OFFICER'S CERTIFICATE: means a certificate delivered to the Trustee and signed by Chairman, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the relevant entity.

                  OPINION OF COUNSEL: means a written opinion of counsel, which shall be reasonably satisfactory in form and substance to the Person to whom it is to be delivered. Except as otherwise expressly provided in the Amended and Restated Indenture, such opinion may be delivered by inside or outside counsel for the Contributor, the Transferor or the Issuer.

                  ORIGINAL EQUIPMENT COST: means (i) with respect to each Contract originated by DVI, the vendor's invoice price of the related Equipment at the time of origination of the related Contract and (ii) with respect to each Contract acquired by DVI from others, the amount recorded on DVI's records as paid by DVI to acquire such Contract and the broker's interest in the related Equipment.

                  OUTSTANDING OR OUTSTANDING: means, when used with reference to the Notes and as of any particular date, any Note theretofore and thereupon being authenticated and delivered except:

                           (i) any Note canceled by the Trustee at or before
said date;

                           (ii) any Note, or portion thereof, for payment of
redemption of which monies equal to the principal amount or redemption price thereof, as the case may be, with interest to the date of maturity or redemption, shall have theretofore been irrevocably deposited with the Trustee (whether upon or prior to maturity or the redemption date of such Note);

                           (iii) any Note in lieu of or in substitution for
which another Note shall have been authenticated and delivered; and

                           (iv) any Note owned either by the Transferor or by
the Managing Member or any Affiliate of either the Transferor or the Managing Member (except that, in determining whether the Trustee shall be protected in relying upon any request, demand, authorization, direction, notice, consent or waiver of Noteholders under the Amended and Restated Indenture, only Notes which the Trustee knows to be so owned shall be disregarded).

                  OVERDUE INTEREST: means, for any Payment Date, the sum of (i) the Class A Overdue Interest, (ii) the Class B Overdue Interest, (iii) the Class C Overdue Interest, (iv) the Class D Overdue Interest and (v) the Class E Overdue Interest.

                  OWNERSHIP INTEREST: means an ownership interest in a Global Note.

                  PARTIAL PREPAYMENT AMOUNT: means, with respect to the Collection Period and a Contract for which the Obligor has requested to make a voluntary partial prepayment and for which no Substitute Contract has been provided, an amount equal to the excess, if any, of (A) the difference between
(i) the Discounted Contract Balance of such Contract as of the first day of such Collection Period together with one month of interest thereon at the Discount Rate and (ii) the Discounted Contract Balance of such Contract as of the first day of such Collection Period calculated based on the amount of each Contract Payment payable by the Obligor after giving effect to the reduction of such Contract Payment which will result from such partial prepayment, minus (B) any Contract Payments actually received by the Servicer with respect to the prepaid portion of such Contract for the current Collection Period on or before the date of such partial prepayment.

                  PARTIAL REDEMPTION PRICE: with respect to any Offered Note, and as of any date of partial redemption fixed by the Issuer, an amount equal to the sum of (x) the product of (i) the quotient of (A) the aggregate Discounted Contract Balance of the Contracts in Pool B as of such date of partial redemption, divided by (B) the Aggregate Discounted Contract Balance as of such date of partial redemption and (ii) the outstanding Note Balance of such Offered Note and (y) interest accrued thereon to, but not including, such Redemption Date at the applicable Note Rate.

                  PAYMENT DATE: means the twelfth day of each month (or if such date is not a Business Day, the immediately succeeding Business Day), commencing December 12, 2000.

                  PERSON: means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                  PLACEMENT AGENT OR PLACEMENT AGENTS: means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Banc One Capital Markets, Inc.

                  PLAN: means an "employee benefit plan" within the meaning of
Section 3(3) of ERISA or a "plan" within the meaning of Section 4975(e)(1) of the Code.

                  POOL:  means either Pool A or Pool B.

                  POOL A: means the Contracts identified on the Contract Schedule as constituting Pool A and the other Trust Property related thereto.

                  POOL A AGGREGATE DISCOUNTED CONTRACT BALANCE: means, with respect to any date of determination, the sum of the Discounted Contract Balances of all Contracts in Pool A.

                  POOL A NON-PERFORMING CONTRACT SUBSTITUTION: shall have the meaning ascribed thereto in Section 7.01(a)(1) of the Amended and Restated Contribution and Servicing Agreement.

                  POOL A PREPAID CONTRACT SUBSTITUTION: shall have the meaning ascribed thereto in Section 7.01(a)(2) of the Amended and Restated Contribution and Servicing Agreement.

                  POOL B: means the Contracts identified on the Contract Schedule as constituting Pool B and the other Trust Property related thereto.

                  POOL B AGGREGATE DISCOUNTED CONTRACT BALANCE: means, with respect to any date of determination, the sum of the Discounted Contract Balances of all Contracts in Pool B.

                  POOL B GENERAL CONTRACT SUBSTITUTION: shall have the meaning ascribed thereto in Section 7.01(b)(1) of the Amended and Restated Contribution and Servicing Agreement.

                  POOL B PREPAID CONTRACT SUBSTITUTION: shall have the meaning ascribed thereto in Section 7.01(b)(2) of the Amended and Restated Contribution and Servicing Agreement.

                  PREDECESSOR NOTES: means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section
2.05 of the Amended and Restated Indenture in lieu of a lost, destroyed or stolen Note (or a mutilated Note surrendered to the Trustee) shall be deemed to evidence the same debt as the lost, destroyed or stolen Note (or a mutilated Note surrendered to the Trustee).

                  PREDECESSOR CONTRACT: means, with respect to any Substitute Contract acquired by the Transferor by substitution pursuant to Section 7 of the Amended and Restated Contribution and Servicing Agreement and by the Issuer by substitution pursuant to Section 7 of the Amended and Restated Subsequent Contract Transfer Agreement, the Contract or Contracts for which such Substitute Contract or any intervening Substitute Contract has been substituted.

                  PREPAYMENT AMOUNT: means, with respect to any Contract, the sum of (1) the Discounted Contract Balance as of the first day of the Collection Period preceding such prepayment, together with one month of interest thereon at the Discount Rate, (2) any unreimbursed Servicer Advances with respect to such Contract and (3) any Contract Payments due and outstanding under such Contract that are not the subject of a Servicer Advance.

                  PRINCIPAL TERMS: as defined in Section 2.06(b) of the Amended and Restated Indenture.

                  PRIORITY PAYMENTS: shall have the meaning ascribed thereto in
Section 3.04(c) of the Amended and Restated Indenture.

                  PROSPECTUS SUPPLEMENT: means the prospectus supplement, dated November 13, 2000, relating to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes.

                  PUBLIC GLOBAL NOTE: means a Book-Entry Note evidencing all or part of an issuance of the Class A Notes, Class B Notes, Class C Notes or Class D Notes to which the provisions of Article II of the Amended and Restated Indenture shall apply.

                  PURCHASE OPTION PAYMENT: means as specified in each Contract, any payment made by the Obligor to purchase the Equipment covered thereby, including any funds received in respect of either (w) an end of term purchase option for $1, (x) an end of term option to purchase the Equipment at a stated percentage of the original cost of the Equipment, (y) an option to purchase the Equipment at the fair market value of the Equipment determined at the end of the Contract term or (z) an end of term option to extend the term of the lease for another immediately successive twelve month period upon the expiration of which the lessee will own the equipment.

                  RATING AGENCIES: means, when used in the singular, any one of, and, when used in the plural, each of Fitch, Inc. and Moody's.

                  RATINGS EFFECT: means a reduction or withdrawal of a rating on a class of Notes by a Rating Agency.

                  RECORD DATE: means, with respect to any Payment Date relating to any Definitive Note, the fifth Business Day immediately preceding such Payment Date, and, with respect to any

Payment Date relating to any Book-Entry Note, the Business Day immediately preceding such Payment Date.

                  RECOVERIES: means, with respect to any Contract, any cash sale proceeds, vendor recourse, payments under personal and other guaranties, litigation judgments and the present value (calculated at the implicit yield on each of the Defaulted Contracts) of re-lease rents.

                  REDEMPTION DATE: means, with respect to any redemption or partial redemption of Notes, a date fixed pursuant to Section 10.01 of the Amended and Restated Indenture.

                  REDEMPTION PRICE: means, with respect to any Note, and as of any redemption date fixed by the Issuer, the sum of (x) the outstanding Note Balance of such Note, and (y) interest accrued thereon to, but not including, such Redemption Date at the applicable Note Rate.

                  REDEMPTION RECORD DATE: means, with respect to any redemption of Notes, a date fixed pursuant to Section 10.01 of the Amended and Restated Indenture.

                  RELATED PERSON: means any Person (whether or not incorporated) which is under common control with the Contributor within the meaning of Section 414(b) or (c) of the Code, or of Section 4001(b) of ERISA.

                  REPORTABLE EVENT: means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, a withdrawal from a "Pension Plan" described in Section 4063 of ERISA, or a cessation of operations described in Section 4062(3) of ERISA.

                  REPURCHASE AMOUNT: means, with respect to any Contract, the sum of (1) the Discounted Contract Balance as of the first day of the Collection Period preceding such repurchase, together with one month of interest thereon at the Discount Rate and (2) any unreimbursed Servicer Advances with respect to such Contract.

                  RESERVE ACCOUNT: means the account specified in Section 3.01(a) of the Amended and Restated Indenture.

                  RESERVE ACCOUNT BALANCE: means an amount equal to deposits of all Reserve Account Deposit Amounts as reduced by (a) all Reserve Account Draws and (b) all Reserve Account Withdrawals paid to the Transferor, or the Class F Instrumentholder, if any.

                  RESERVE ACCOUNT DEPOSIT AMOUNT: means, on any Payment Date, an amount equal to the excess of (A) the Reserve Account Required Amount over (B) the amount on deposit in the Reserve Account (after giving effect to any Reserve Account Draws on such Payment Date).

                  RESERVE ACCOUNT DRAW: means, with respect to each Payment Date, the amount, if any, withdrawn by the Trustee from the Reserve Account for payment of the Priority Payments pursuant to Section 3.04(c) of the Amended and Restated Indenture.

                  RESERVE ACCOUNT PROPERTY: means the property set forth in
Section 3.08(a) of the Amended and Restated Indenture.

                  RESERVE ACCOUNT REQUIRED AMOUNT: means, with respect to the Initial Payment Date, $4,104,190.93 (the "INITIAL RESERVE ACCOUNT REQUIRED AMOUNT"); and, with respect to each Payment Date thereafter, the lesser of either (i) the Initial Reserve Account Required Amount or (ii) the sum of (a) the Class A Note Balance, (b) the Class B Note Balance, (c) the Class C Note Balance, (d) the Class D Note Balance and (e) the Class E Note Balance; PROVIDED, HOWEVER, that if a Restricting Event has occurred and is then continuing, then notwithstanding the foregoing, the Reserve Account Required Amount shall be equal to the sum of (i) the Reserve Account Required Amount on the immediately preceding Payment Date (after giving effect to any additions to or withdrawals from the Reserve Account on such Payment Date) and (ii) all amounts otherwise payable to the Issuer or the Class F Instrumentholder, if any, in accordance with Section 3.04(b) of the Amended and Restated Indenture.

                  RESERVE ACCOUNT WITHDRAWAL: means, for each Payment Date, the amount of such excess, if any, withdrawn from the Reserve Account for payment to the Issuer or the Class F Instrumentholder pursuant to Section 3.08 of the Amended and Restated Indenture.

                  RESIDUAL PAYMENT: means any amount received either by the Servicer or the Trustee as a Purchase Option Payment under a Contract or proceeds of the sale of an item of Equipment subject to the lien of the Amended and Restated Indenture or rental payments from the re-leasing of an item of Equipment subject to the lien of the Amended and Restated Indenture after the final Contract Payment due and payable under the initial terms of the Contract to which such item of Equipment is subject is made.

                  RESIDUAL PRINCIPAL BALANCE: means the excess of (x) the Aggregate Discounted Contract Balance, over (y) the sum of the Class A Note Balance, the Class B Note Balance, the Class C Note Balance, the Class D Note Balance and the Class E Note Balance.

                  RESPONSIBLE OFFICER: means, with respect to the Trustee, any President, Senior Vice President, Vice President, Assistant Vice President, Trust Officer or Assistant Secretary with direct responsibility for the administration of the Trustee's obligations and duties under the Amended and Restated Indenture and with respect to a particular matter, any officer to whom such matter is referred because of such other officer's knowledge or familiarity with the particular subject.

                  RESTRICTING EVENT: means the condition that exists on any Payment Date if any one of the following conditions exists: (i) a Delinquency Condition exists or (ii) an Indenture Event of Default has occurred and is then continuing.

                  RETAINED INTEREST: means all right, title and interest of the Contributor in and to (i) the Contributed Property prior to and including the Cut-off Date, (ii) each periodic payment, if any, set forth in a Contract in respect of maintenance, insurance or taxes, and (iii) each Purchase Option Payment, if any.

                  RULE 144A GLOBAL NOTE: means a Note evidencing all or a part of an issuance of the Class E Notes, registered in the name of the Depositary or its nominee, and delivered to the Depositary pursuant to the Depositary's instruction, in accordance with Section 2.02 of the Amended and Restated Indenture and bearing the legend prescribed in Section 2.02 of the Amended and Restated Indenture.

                  S&P: means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor.

                  SCHEDULED TERMINATION DATE: means, with respect to any Contract, the date upon which such Contract is scheduled to terminate in accordance with its terms.

                  SECURED EQUIPMENT NOTE: means any Contract in the form of a loan to the user of the related Equipment secured by such Equipment. A Secured Equipment Note is identified as "LOAN" on the Contract Schedule.

                  SECURITIES ACT:  means The Securities Act of 1933 as amended.

                  SERVICER: means initially, the Contributor and thereafter, either the Contributor or the then-acting Successor Servicer(s), if any, appointed pursuant to the terms of the Amended and Restated Contribution and Servicing Agreement.

                  SERVICER ADVANCE: means an advance made by the Servicer in accordance with Section 5.01 of the Amended and Restated Contribution and Servicing Agreement.

                  SERVICER EVENT OF DEFAULT: means as defined in Section 10.01 of the Amended and Restated Contribution and Servicing Agreement.

                  SERVICER ORDER: means a written order or request delivered to the Trustee and signed in the name of the Servicer by an Authorized Officer.

                  SERVICING FEE: means an amount equal to the product of (i) one-twelfth (or with respect to the Initial Payment Date, a fraction, the numerator of which is equal to the number of days from the Closing Date to but excluding the Initial Payment Date, and the denominator of which is equal to
360), (ii) the Servicing Fee Rate and (iii) the Aggregate Discounted Contract Balance as of the beginning of the previous Collection Period.

                  SERVICING FEE RATE:  means 0.45%.

                  STATED MATURITY DATE: means, with respect to the Class A-1 Notes, the Class A-1 Stated Maturity Date, with respect to the Class A-2 Notes, the Class A-2 Stated Maturity Date, with respect to the Class A-3 Notes, the Class A-3 Stated Maturity Date, with respect to the Class A-4 Notes, the Class A-4 Stated Maturity Date, with respect to the Class B Notes, the Class B Stated Maturity Date, with respect to the Class C Notes, the Class C Stated Maturity Date, with respect to the Class D Notes, the Class D Stated Maturity Date, and with respect to the Class E Notes, the Class E Stated Maturity Date.

                  SUBORDINATION DEFICIENCY EVENT: means the occurrence of the Class A Note Balance being greater than the Aggregate Discounted Contract Balance as of the date of determination.

                  SUBSTITUTE CONTRACT: means an Eligible Contract substituted by the Contributor pursuant to either Section 5.03 or Section 7.01 of the Amended and Restated Contribution and Servicing Agreement.

                  SUBSTITUTE CONTRACT TRANSFER FORM: means a Substitute Contract Transfer Form, substantially in the form of Exhibit A to the Amended and Restated Subsequent Contract Transfer Agreement.

                  SUBSTITUTION DATE: means any Business Day on which the Contributor transfers a Substitute Contract to the Transferor (which Substitute Contract is subsequently transferred by the Transferor to the Issuer and then pledged by the Issuer to the Trustee).

                  SUCCESSOR SERVICER: means the Trustee or any successor to the Servicer pursuant to the Amended and Restated Contribution and Servicing Agreement.

                  SUPPLEMENT: means a supplement to the Amended and Restated Indenture complying with the terms of the Amended and Restated Indenture.

                  TRANSACTION DOCUMENTS: means collectively, the Amended and Restated Contribution and Servicing Agreement, the Amended and Restated Subsequent Contract Transfer Agreement, the Amended and Restated Indenture, the Underwriting Agreement, any Note Purchase Agreement(s) and any and all agreements relating to the servicing of the Contracts and the issuance of the Notes.

                  TRANSFEROR: means DVI Receivables Corp. XII, a corporation organized and existing under the laws of the State of Delaware and wholly-owned by DVI, and its permitted successors and assigns.

                  TRANSFEROR ORDER or TRANSFEROR REQUEST: means a written order or request delivered to the Trustee and signed in the name of the Transferor by an Authorized Officer.

                  TRUST INDENTURE ACT OR TIA: means the Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

                  TRUST PROPERTY: means (a) the Company Assets, (b) all moneys from time to time held by the Trustee pursuant to Section 3.01 of the Amended and Restated Indenture pending deposit in one of the accounts referred to therein, (c) all moneys from time to time on deposit in each Lock-Box Account, Collection Account, the Reserve Account, the Distribution Account, Class A Distribution Sub-Account, Class B Distribution Sub-Account, Class C Distribution Sub-Account, Class D Distribution Sub-Account, the Class E Distribution Sub-Account and Class F Distribution Sub- Account, if any, including all investments and income from the investment of such moneys, (d) all of the Issuer's right, title and interest then or thereafter acquired under the Amended and Restated Contribution and Servicing Agreement, (e) all of the Issuer's right, title and interest then or thereafter acquired under the Amended and Restated Subsequent Contract Transfer Agreement and (f) all income, payments and proceeds of any of the foregoing.

                  TRUST STATUTE: means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss.3801 ET. SEQ. -- ---

                  TRUSTEE: means the Person named as the "Trustee" in the first paragraph of the Amended and Restated Indenture until a successor Person shall have become the Trustee pursuant to the applicable provisions of the Amended and Restated Indenture, and thereafter "Trustee" shall mean such successor Person; PROVIDED, that the provisions of Sections 7.06 and 8.11 of the Amended and Restated Indenture, as applicable to any Person at any time serving as Trustee under the Amended and Restated Indenture, shall survive (with respect to any period prior to the date of such termination) the termination of such Person's status as Trustee under the Amended and Restated Indenture and the succession of any other Person to such status.

                  TRUSTEE FEE: means an amount equal to the product of (i) one-twelfth, (ii) .01% and (iii) the Aggregate Discounted Contract Balance as of the beginning of the previous Collection Period.

                  UNDERWRITERS: means Merrill Lynch, Pierce, Fenner & Smith Incorporated and Banc One Capital Markets, Inc.

                  UNDERWRITING AGREEMENT: means the underwriting agreement dated as of November 9, 2000, by and among Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc One Capital Markets, Inc., the Contributor, the Issuer and the Transferor.

                  UNIFORM COMMERCIAL CODE or UCC: means, with respect to a particular jurisdiction, the Uniform Commercial Code, as in effect from time to time in such jurisdiction, or any successor statute thereto.

                  UNITS:  means the membership interests in the Issuer.

                  UNRELATED PROPERTY: means property or rights under a Contract conveyed or otherwise granted as consideration for DVI's entering into any of the foregoing agreements, and not as collateral or other credit enhancement for the performance of the obligations of the related Obligor under such agreement.

                  VOTING RIGHTS: means, for so long as any Notes remain outstanding, and shall encompass, for so long as any Class A Note, Class B Note, Class C Note, Class D Note or Class E Note is outstanding, the voting rights as of the date of determination (i) the votes of Class A-1 Noteholders evidencing 100% of the then-outstanding Class A-1 Note Balance, and, after the Note Balance of such class equals zero, then (ii) the votes of Class A-2 Noteholders evidencing 100% of the then-outstanding Class A-2 Note Balance, and, after the Note Balance of such class equals zero, then (iii) the votes of the Class A-3 Noteholders evidencing 100% of the then-outstanding Class A-3 Note Balance, and, after the Note Balance of such class equals zero, then (iv) the votes of the Class A-4 Noteholders evidencing 100% of the then-outstanding Class A-4 Note Balance, and, after the

Note Balance of such class equals zero, then (v) the votes of Class B Noteholders evidencing 100% of the then-outstanding Class B Note Balance, and, after the Note Balance of such class equals zero, then (vi) the votes of the Class C Noteholders evidencing 100% of the then-outstanding Class C Note Balance, and, after the Note Balance of such class equals zero, then (vii) the votes of Class D Noteholders evidencing 100% of the then-outstanding Class D Note Balance, and, after the Note Balance of such class equals zero, then (viii) the votes of the Class E Noteholders evidencing 100% of the then-outstanding Class E Note Balance. When none of the Class A Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes is outstanding, 100% of the Voting Rights shall be exercised by the Holders of the Class F Instrument, if any. When used in the Transaction Documents, "50% of the Voting Rights" and "662/3% of the Voting Rights" shall be deemed to refer to fifty and sixty-six and two-thirds percent, respectively, of each class of Notes then Outstanding and then entitled to vote as measured by the Outstanding Note Balance of such class on such date of determination.